UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number      811-06526
Coventry Group

(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, OH	43219

(Address of principal executive offices)	(Zip code)
3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code:       1-800-766-8938
Date of fiscal year end:       March 31, 2008
Date of reporting period:       March 31, 2008
Item 1. Reports to Stockholders.

ANNUAL REPORT
Annual Report
March 31, 2008
Notice to Investors
Shares of 1st Source Monogram FundsSM:
•     Are Not FDIC Insured      • May Lose Value      • Have No Bank Guarantee

Table of Contents
1st Source Monogram Funds
Annual Report—March 31, 2008

Letter from the Investment Adviser	1
Income Equity Fund	3
Income Fund	10
Long/Short Fund	18
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	30
Additional Information	31
Table of Shareholder Expenses	32
Trustees and Officers	33
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-766-8938 or on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov. A copy of the Funds’ voting record for the most recent 12-month period ended June 30, is available at the SEC’s website at www.sec.gov.
Statement Regarding Availability of Quarterly Portfolio Schedule.
The 1st Source Monogram Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.

Letter from the Investment Adviser
Dear Investor:
We are pleased to present this report for the 12-month period ended March 31, 2008. The bull market that began in late 2002 peaked during this fiscal year: Stocks as measured by the S&P 500 declined more than 14% between October 9 and the end of March as investors worried about an economic slowdown and problems in the credit markets. For the period as a whole, the Dow Jones Industrial Average of blue-chip stocks gained 1.57%, while the S&P 500 index lost 5.08% and the small-cap Russell 2000® declined 13.00%. Bond investors meanwhile fled lower-quality securities in favor of the highest-quality issues. The Lehman Brothers Aggregate Bond Index posted a 7.67% return for the period.
Poor underwriting standards on mortgages for homebuyers with weak credit led to rising mortgage defaults, which in turn led to a severe credit crisis—the likes of which hadn’t been seen since the savings and loan crisis of the 1980s. The S&L debacle culminated in a government bailout, and it appears that taxpayers again will ultimately pay the cost to stabilize the financial system. The Federal Reserve (the “Fed”) implemented far-reaching policies during this period in an attempt to mitigate the effects and extent of the credit crisis, including reducing the target federal funds rate by three percentage points, from 5.25% to 2.25%, and helping arrange a buyout of troubled securities underwriter Bear Stearns.
The credit crisis weighed on an economy that already was struggling under the weight of the housing market’s downturn, rising food and energy costs and, more recently, higher unemployment. These trends weakened consumer spending, which accounts for more than two-thirds of U.S. economic activity. U.S. Gross Domestic Product1 grew at an annualized rate of only 0.6% during each of the last two quarters of the fiscal year.
Changes in stock market leadership
Stocks posted solid gains during the first two months of the period, as lively merger-and-acquisition activity, solid corporate profit reports and a strong global economy encouraged investors to bid up share prices. Record levels of buyouts by private equity firms particularly lifted share prices early in the period, in part because private takeovers reduced the supply of equities. Stocks as measured by the S&P 500 gained more than 8% during the first two months of the fiscal year.
Stocks’ returns then fluctuated with increasing volatility as investors became more concerned about the emerging credit crisis and the economy’s weakness. The S&P 500 peaked in October and then posted sharp declines through early March, punctuated by occasional, short-lived rallies.
Financial stocks fared especially poorly in that environment. Investors sold out of the financial sector as a growing number of banks and brokerage firms reported enormous losses due to write-downs of mortgage-related securities. The financial sector in the S&P 500 lost approximately 28% during this fiscal year, in aggregate. Consumer discretionary stocks also struggled, as the housing market’s troubles combined with rising food and energy prices as well as rising layoffs to undermine consumer spending. The consumer discretionary stocks in the S&P 500 declined an average of nearly 18%.
Surging prices on energy helped stocks in that sector post a better-than 20% average return for the period, making energy easily the best-performing sector in the S&P. Materials stocks also benefited from high commodity prices, while consumer staples shares produced solid gains as investors favored staples firms’ reliable earnings.
Global economic growth remained healthy during this period, and the dollar weakened considerably. Those developments boosted profits for U.S.-based multinational firms. U.S. firms operating overseas saw their products become more competitive in foreign markets, while international demand remained high and revenues denominated in foreign currency translated into more dollars. Those trends helped large stocks outperform small stocks, which tend to have less exposure to overseas markets.

1

Letter from the Investment Adviser, continued
Fixed-income investors favor quality
Concerns about quality dominated the fixed-income markets during this period. Investors worried about the extent of the credit crisis, and as a result sought refuge in the most stable and secure instruments available. Treasury securities posted double-digit returns and led the fixed-income markets by a wide margin.
Securities with shorter maturities generally outperformed longer-term bonds, as the Fed’s interest-rate cuts had the greatest impact on the short end of the yield curve. Meanwhile, investors’ pursuit of quality helped agency issues outperform corporate bonds, and also boosted the performance of higher-quality corporate bonds versus lower-quality corporates. Lower-quality bonds began the period offering historically low yield premiums over higher-quality bonds, another factor that encouraged investors to favor quality.
Municipal bonds offered yields higher than those on Treasury bonds late in the period. Municipal bonds historically have paid yields equal to 80% to 90% of the yields on Treasury securities, so their higher yields represented an unusual development. The reason for this anomaly was largely technical: Certain troubled hedge funds sold large quantities of municipal bonds in order to generate cash, and the supply glut pushed down prices on muni bonds, sending their yields higher.
Looking forward
We are maintaining a cautious investment stance, based on our belief that more bad news is likely to emerge about the economy and the markets. We are concerned about the possible combination of economic stagnation and rising inflation—a difficult environment that the U.S. economy has not experienced since the 1970s. That said, we do believe that the economy has come through a good deal of the downturn, and we will continue to analyze data about economic conditions and individual companies in order to make the best investment decisions we can on our clients’ behalf.
The current climate underscores the importance of independent and flexible investment management. All of the Monogram Funds employ conservative but opportunistic investment strategies, and attempt to limit losses during market downturns while participating when the markets post gains.
Thank you for your confidence in the Monogram Funds. We look forward to providing you with investment management services in the years to come. Please do not hesitate to contact your account representative or to call the Monogram Funds directly at 1-800-766-8939 if you have any questions or require assistance.
Sincerely,
Ralph C. Shive, CFA
Paul W. Gifford, CFA
Robert W. Nelson, CFA
Scott R. Tapley, CFA
Bruno P. Riboni
Michael L. Shinnick
Jason W. Cooper

[1]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.
The foregoing information and opinions are for general information only. First Source Bank does not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

2

1st Source Monogram Funds
Income Equity Fund
Ralph C. Shive, CFA
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
Q.	How did the Income Equity Fund perform during the 12 month period ended March 31, 2008?

A.	The Fund gained 3.22%. That compared to a -9.99% return for the Russell 1000® Value Index[1] and a -7.07% return for the Lipper Equity Income Funds Index[2].

Q.	What factors affected the Fund’s performance?

A.
Two primary strategies helped the Fund outperform its benchmark by a wide margin during this fiscal year. Our concerns about loose loan-underwriting standards and speculative activity in the U.S. real estate market led us to avoid many financial stocks—particularly those that were related to mortgages and real estate. The Fund’s underweight position dramatically helped its return relative to the benchmark, as financial stocks were the market’s worst-performing sector.[3]

We also sought to hold stocks of companies that would benefit from emerging international demand, a long-held theme for this Fund. That approach led us to hold shares of energy, agricultural and industrial stocks, all of which boosted relative performance. Energy stocks benefited from rising energy prices (which stemmed largely from demand from emerging economies such as China); agricultural stocks benefited from rising food and commodity prices; and industrial stocks benefited from developing economies’ strong demand for industrial products.[3]

We became concerned during the second quarter of 2007 that the economy might slide toward recession. We increased the Fund’s cash position as a result. That move also helped relative performance, as the market declined between October and March.

Within the financial sector, we emphasized shares of banks and insurance companies that appeared insulated from potential problems in the real estate market. Nevertheless, several of the financial stocks in the Fund’s portfolio dropped sharply, as investors concerned about the potential repercussions of the credit crisis sold financial stocks indiscriminately.[3]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.

[1]
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that tracks the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

[2]
The Lipper Equity Income Funds Index consists of managed mutual funds that seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index.

[3]	The composition of the Fund’s portfolio is subject to change.

3

1st Source Monogram Funds
Income Equity Fund
Growth of a $10,000 Investment
Average Annual Total Return (unaudited)

As of 3/31/08	1 Year	5 Year	10 Year

Income Equity Fund	3.22%	17.86%	9.43%
Russell 1000® Value Index	–9.99%	13.68%	5.54%
Lipper Equity Income Funds Index	–7.07%	12.05%	4.21%

Gross Expense Ratio			1.46%
Net Expense Ratio			1.21%
The above expense ratios are from the Funds’ prospectus dated August 1, 2007. Additional information pertaining to the Funds’ expense ratios as of March 31, 2008 can be found in the financial highlights. Investment performance reflects voluntary fee waivers in effect from August 1, 2007, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in Acquired Funds, Total Fund Operating Expenses after the Distributor’s fee waiver would be 1.40% and 1.15%.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.
The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Equity Fund from 3/98 to 3/08, and represents the reinvestment of dividends and capital gains in the Fund.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that tracks the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.
Continued

4

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Equity Fund	March 31, 2008

Security Description	Shares	Value ($)
Common Stocks — 83.5%
Basic Materials— 5.8%
Alcoa, Inc.	163,000	5,877,780
Anglo American PLC — ADR	125,000	3,721,250
E. I. du Pont de Nemours & Co.	120,000	5,611,200
Newmont Mining Corp.	67,600	3,062,280
Potash Corp. of Saskatchewan, Inc.	30,000	4,656,300
The Dow Chemical Co.	80,000	2,948,000

		25,876,810

Communications— 6.7%
AT&T, Inc.	180,000	6,894,000
Belo Corp., Series A	300,000	3,171,000
Deutsche Telekom AG ADR	270,000	4,476,600
Harris Corp.	100,000	4,853,000
Time Warner, Inc.	260,000	3,645,200
Verizon Communications, Inc.	195,000	7,107,750

		30,147,550

Consumer Cyclical— 4.0%
International Paper Co.	100,000	2,720,000
The Home Depot, Inc.	150,000	4,195,500
Wal-Mart Stores, Inc.	120,000	6,321,600
Walgreen Co.	125,000	4,761,250

		17,998,350

Consumer Non-Cyclical— 8.4%
Archer-Daniels-Midland Co.	135,000	5,556,600
Avon Products, Inc.	105,600	4,175,424
ConAgra, Inc.	188,000	4,502,600
H&R Block, Inc.	170,000	3,529,200
H.J. Heinz Co.	85,000	3,992,450
Kimberly-Clark Corp.	71,000	4,583,050
PepsiCo, Inc.	70,000	5,054,000
Sysco Corp.	215,000	6,239,300

		37,632,624

Energy— 11.8%
Anadarko Petroleum Corp.	84,000	5,294,520
Chevron Corp.	64,000	5,463,040
ConocoPhillips	60,000	4,572,600
EnCana Corp.	61,000	4,620,750
Hugoton Royalty Trust	129,600	3,574,368
Marathon Oil Corp.	120,000	5,472,000
National Fuel Gas	86,000	4,060,060
Penn West Energy Trust	151,000	4,224,980
Precision Drilling Trust	110,700	2,568,240
Schlumberger Ltd.	48,000	4,176,000
Spectra Energy Corp.	260,000	5,915,000
Williams Cos., Inc.	90,000	2,968,200

		52,909,758

Financial— 10.1%
Citigroup, Inc.	170,000	3,641,400
Hartford Financial Services Group	70,000	5,303,900
HSBC Holdings PLC — ADR	56,000	4,608,800
J.P. Morgan Chase & Co.	90,000	3,865,500
Lincoln National Corp.	128,000	6,656,000

Security Description	Shares	Value ($)
Common Stocks, continued
Old Republic International Corp.	200,000	2,582,000
The Allstate Corp.	145,000	6,968,700
The Blackstone Group LP	217,000	3,445,960
The Travelers Cos., Inc.	100,000	4,785,000
Waddell & Reed Financial, Inc.	100,000	3,213,000

		45,070,260

Health Care— 10.5%
Abbott Laboratories	82,000	4,522,300
Boston Scientific Corp.(a)	172,100	2,214,927
C.R. Bard, Inc.	60,000	5,784,000
Eli Lilly & Co.	100,000	5,159,000
Johnson & Johnson	100,000	6,487,000
Merck & Co., Inc.	114,000	4,326,300
Novartis AG ADR	140,000	7,172,200
Pfizer, Inc.	251,000	5,253,430
Zimmer Holdings, Inc.(a)	80,000	6,228,800

		47,147,957

Industrials— 16.1%
Avnet, Inc.(a)	100,000	3,273,000
Emerson Electric Co.	89,000	4,579,940
Esterline Technologies Corp.(a)	95,000	4,785,150
Fluor Corp.	40,000	5,646,400
General Electric Co.	205,000	7,587,050
Honeywell International, Inc.	70,000	3,949,400
Joy Global, Inc.	55,000	3,583,800
Omnicom Group, Inc.	110,000	4,859,800
Pall Corp.	121,500	4,261,005
Parker-Hannifin Corp.	80,000	5,541,600
Raytheon Co.	82,000	5,298,020
Shaw Group, Inc.(a)	70,000	3,299,800
Sonoco Products Co.	164,000	4,695,320
United Technologies Corp.	54,000	3,716,280
Waste Management, Inc.	200,000	6,712,000

		71,788,565

Media— 1.3%
CBS Corp., Class B	260,000	5,740,800

Technology— 5.7%
Computer Sciences Corp.(a)	125,000	5,098,750
Hewlett-Packard Co.	137,000	6,255,420
Intel Corp.	262,000	5,549,160
Maxim Integrated Products, Inc.	173,000	3,527,470
Microsoft Corp.	180,000	5,108,400

		25,539,200

Utilities— 3.1%
American Electric Power Co., Inc.	175,000	7,285,250
NiSource, Inc.	202,000	3,482,480
Southwest Gas Corp.	107,000	2,991,720

		13,759,450

Total Common Stocks (Cost $323,009,605)		373,611,324

See notes to financial statements.

5

1st Source Monogram Funds	Schedule of Portfolio Investments
Income Equity Fund	March 31, 2008

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Convertible Corporate Bond — 0.3%
Mining— 0.3%
Coeur d’Alene Mines Corp., 3.25%, 3/15/28, Convertible 3/22/15@100 (cost $1,452,518)	1,500,000	1,434,375

Investment Company — 15.3%
Fifth Third Prime Money Market Fund — Institutional Class (Cost $68,603,228)	68,603,228	68,603,228

Total Investment Company		68,603,228

Total Investments (Cost $393,065,351) — 99.1%		443,648,927

Other assets in excess of liabilities — 0.9%		4,025,570

NET ASSETS — 100.0%		$447,674,497

(a)	Represents non-income producing security.

ADR — American Depositary Receipt.

PLC — Public Limited Co.
See notes to financial statements.

6

1st Source Monogram Funds
Income Equity Fund
Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments, at value (cost $393,065,351)	$443,648,927
Interest and dividends receivable	1,074,475
Receivable for capital shares issued	4,190,889
Prepaid expenses	30,814

Total Assets	448,945,105

Liabilities:
Payable for investments purchased	587,480
Payable for capital shares redeemed	290,387
Accrued expenses and other payables:
Investment adviser	282,699
Administration	12,624
Shareholder servicing	17,600
Accounting	2,476
Custodian	2,846
Transfer agent	9,517
Other	64,979

Total Liabilities	1,270,608

Net Assets	$447,674,497

Composition of Net Assets:
Capital	$398,648,170
Accumulated net investment income	214,043
Accumulated net realized losses from investment transactions	(1,771,292)
Unrealized appreciation from investments	50,583,576

Net Assets	$447,674,497

Shares Outstanding (par value $0.01, unlimited number of authorized shares)	31,006,589

Net Asset Value, Offering and Redemption Price per share	$14.44

Statement of Operations
For the year ended March 31, 2008

Investment Income:
Interest	$26,006
Dividends	7,914,955
Foreign tax withholding	(7,976)

Total Investment Income	7,932,985

Expenses:
Investment adviser	2,471,695
Administration	463,445
Distribution	772,404
Shareholder servicing	72,436
Accounting	103,196
Chief compliance officer	17,742
Custodian	17,317
Transfer agent	55,579
Trustee	34,517
Other	262,376

Total expenses before fee reductions	4,270,707
Distribution fees voluntarily reduced	(772,404)

Net Expenses	3,498,303

Net Investment Income	4,434,682

Net Realized/Unrealized Gains from Investments
Realized gains from investment transactions	11,649,240
Change in unrealized appreciation/(depreciation) from investments	14,606,996

Net realized/unrealized gains from Investments	26,256,236

Change in Net Assets Resulting from Operations	$30,690,918

See notes to financial statements.

7

1st Source Monogram Funds
Income Equity Fund
Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	March 31,	March 31,
	2008	2007
Investment Activities:
Operations:
Net investment income	$4,434,682	$2,108,903
Realized gains from investment transactions	11,649,240	8,696,990
Change in unrealized appreciation/(depreciation) from investments	14,606,996	9,260,008

Change in net assets resulting from operations	30,690,918	20,065,901

Distributions:
From net investment income	(4,327,170)	(2,050,577)
From net realized gains	(14,377,983)	(9,444,660)
Return of Capital	(24,424)	—

Change in net assets from shareholder distributions	(18,729,577)	(11,495,237)

Capital Transactions:
Proceeds from shares issued	316,064,382	28,784,880
Proceeds from shares issued in connection with acquisition (Note 2)	—	18,724,356
Dividends reinvested	11,809,981	10,456,889
Cost of shares redeemed	(59,294,127)	(28,911,626)

Change in net assets from capital share transactions	268,580,236	29,054,499

Change in net assets	280,541,577	37,625,163

Net Assets:
Beginning of year	167,132,920	129,507,757

End of year	$447,674,497	$167,132,920

Share Transactions:
Issued	22,808,982	2,122,386
Issued in connection with acquisition (Note 2)	—	1,265,518
Reinvested	764,998	725,772
Redeemed	(3,863,365)	(1,977,153)

Change in shares	19,710,615	2,136,523

Accumulated net investment income	$214,043	$120,943

See notes to financial statements.

8

1st Source Monogram Funds
Income Equity Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the years ended March 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$14.80	$14.14	$13.61	$12.16	$8.87

Investment Activities:
Net investment income	0.21	0.22	0.17	0.14	0.17
Net realized and unrealized gains from investments	0.30	1.66	2.10	1.91	3.39

Total from investment activities	0.51	1.88	2.27	2.05	3.56

Distributions:
Net investment income	(0.21)	(0.21)	(0.18)	(0.13)	(0.16)
Net realized gains	(0.68)	(1.01)	(1.56)	(0.47)	(0.11)

Total distributions	(0.89)	(1.22)	(1.74)	(0.60)	(0.27)

Net Asset Value, End of Year	$14.44	$14.80	$14.14	$13.61	$12.16

Total Return	3.22%	13.69%	17.72%	17.17%	40.48%

Ratios/Supplementary Data:
Net Assets at end of year (000’s)	$447,674	$167,133	$129,508	$103,127	$79,034
Ratio of expenses to average net assets	1.13%	1.15%	1.19%	1.19%	1.21%
Ratio of net investment income to average net assets	1.43%	1.52%	1.25%	1.10%	1.49%
Ratio of expenses to average net assets (a)	1.38%	1.40%	1.45%	1.44%	1.46%
Portfolio turnover	36%	26%	37%	44%	24%

(a)	During the year, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
See notes to financial statements.

9

1st Source Monogram Funds
Income Fund
Paul Gifford, CFA
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.
Q.	How did the Income Fund perform relative to its benchmark during the 12 month period ended March 31, 2008?

A.	The Fund returned 6.74%. That compared to an 8.88% return for the Fund’s benchmark, the Lehman Intermediate U.S. Government/Credit Index.[1]

Q.	What factors contributed to the Fund’s performance?

A.	Bonds performed well, as investors worried about the economic slowdown and a falling stock market fled to the relative safety of fixed-income securities. The general strength in the bond market helped this Fund generate a strong absolute return for the fiscal year. It is worth noting that the Fund held negligible exposure to securities backed by sub prime mortgages, so rising mortgage defaults did not directly weigh on its returns.[2]

The highest-quality securities, namely Treasury issues, dramatically outperformed other bonds during this period. The Fund held between 9% and 12% of its assets in Treasury securities, while the benchmark holds a 40% weighting to Treasuries.[2] Government bonds’ superior returns therefore largely explain this Fund’s underperformance relative to its benchmark. The Fund’s underweight position in Treasury securities represents a long-term, strategic bias toward high-quality corporate and agency issues, which, we believe, over the long term is likely to provide shareholders with greater yield.

We found investment opportunities in municipal bonds during the second half of the year, as a supply glut drove the securities’ prices yields to historically high levels relative to Treasuries. We purchased select municipal bonds, which allowed us to increase the Fund’s yield while maintaining a high credit quality. [2]

The Fund maintained an emphasis on quality in its corporate bond holdings.[2] High-quality corporates outperformed lower-quality corporate bonds by a wide margin: For example, AAA-rated bonds returned an average of 8.80%, while BBB-rated bonds returned 1.80%. As a result, our focus on quality in the corporate sector boosted relative returns.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.

[1]	The Fund’s performance is measured against the Lehman Brothers Intermediate U.S. Government/Credit Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. The Index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

[2]	The composition of the Fund’s portfolio is subject to change.

10

1st Source Monogram Funds
Income Fund
Growth of a $10,000 Investment
Average Annual Total Return (unaudited)

As of 3/31/08	1 Year	5 Year	10 Year
Income Fund	6.74%	3.20%	4.72%
Lehman Brothers Intermediate U.S. Government/Credit Bond Index	8.88%	4.37%	5.91%
Gross Expense Ratio			1.18%
Net Expense Ratio			0.93%
The above expense ratios are from the Funds’ prospectus dated August 1, 2007. Additional information pertaining to the Funds’ expense ratios as of March 31, 2008 can be found in the financial highlights. Investment performance reflects voluntary fee waivers in effect from August 1, 2007, which may be discontinued at any time. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in Acquired Funds, Total Fund Operating Expenses after the Distributor’s fee waiver would be 1.17% and 0.92%.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.
The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Fund from 3/98 to 3/08, and represents the reinvestment of dividends and capital gains in the Fund.
The Lehman Brothers Intermediate U.S. Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.
Continued

11

1st Source Monogram Funds Income Fund	Schedule of Portfolio Investments March 31, 2008

	Principal
Security Description	Amount ($)	Value ($)
Asset Backed Securities — 11.6%
ABN Amro Mortgage Corp., 5.50%, 2/25/18, Series 2003-13, Class A2	465,314	444,741
Access Group, Inc., Series 2002-1, Class A-4, RB, 0.470%, 9/1/37, GTD STD LNS (a) (b)	600,000	600,000
Banc of America Mortgage Securities, 4.48%, 2/25/33, Series 2003-A, Class 3A1	81,662	81,175
Capital One Multi-Asset Execution Trust, 4.70%, 6/15/15, Series 2005-7, Class A7, CMO	600,000	606,820
Chase Issuance Trust, 4.230%, 1/15/13 (d)	700,000	709,625
Citibank Credit Card Issuance Trust, 5.45%, 5/10/13, Series 2006-A4, Class A4	1,500,000	1,565,379
Citicorp Mortgage Securities, Inc., 5.50%, 2/25/26, Series 2006-1, Class 5A1	703,942	675,039
Commercial Mortgage Pass Through- Certificates, 6.46%, 5/15/32, Series 1999-1, Class A2, CMO	297,599	297,611
Countrywide Home Loans, 4.50%, 8/25/19	790,882	778,319
First Horizon Mortgage Pass-Through Trust, 5.75%, 2/25/33, Series 2002-9, Class 1A3, CMO	465,478	470,001
Impac CMB Trust, 3.03%, 5/25/35, Series 2005-4, Class 1M1 (a)	139,450	78,083
Indymac Index Mortgage Loan Trust, 5.34%, 3/25/35, Series 2005-AR1, Class 3A1 (a)	258,779	261,897
Iowa Student Loan Liquidity Corp., Series V-IV, RB, 17.00%, 12/1/37, AMBAC (a) (b)	500,000	500,000
Kentucky Higher Education Student Loan Corp., Series A-2, RB, 1.49%, 6/1/36, GTD STD LNS (a) (b)	600,000	600,000
MBNA Credit Card Master Note Trust, 4.100%, 10/15/12	1,300,000	1,317,852
MBNA Master Credit Card Trust 99 B A, 5.90%, 8/15/11	790,000	809,989
Navistar Financial Corp. Owner Trust, 3.53%, 10/15/12, Series 2004-B, Class A4	279,863	279,841

Total Asset Backed Securities (Cost $10,097,912)		10,076,372

Collateralized Mortgage Obligations — 4.0%
Fannie Mae, 4.00%, 10/25/32, Series 2003-28, Class GA	1,064,799	1,041,987
Freddie Mac, 4.50%, 7/15/15, Series 2864, Class CV	632,694	630,534
Government National Mortgage Assoc., 4.66%, 12/16/30, Series 2005-12, Class C	650,000	653,503

	Principal
Security Description	Amount ($)	Value ($)
Collateralized Mortgage Obligations, continued
Government National Mortgage Assoc., 5.00%, 11/20/28, Series 2004-1, Class TB	500,000	507,265
Government National Mortgage Assoc., 5.00%, 12/20/29, Series 2004-101, Class MA	602,950	610,083

Total Collateralized Mortgage Obligations (Cost $3,442,846)		3,443,372

Corporate Bonds — 21.2%
Bank Holding Companies— 3.0%
HSBC Capital Funding LLC, 4.61%, 12/29/49 (a) (c)	500,000	440,713
Royal Bank of Canada, 5.65%, 7/20/11	700,000	733,361
South Trust Corp., 5.80%, 6/15/14	700,000	737,512
Wells Fargo Co., 3.81%, 1/24/12 (a)	700,000	673,845

		2,585,431

Basic Materials— 0.5%
Alcan, Inc., 4.50%, 5/15/13	450,000	441,324

Communications— 1.8%
Ameritech Cap Funding, 9.10%, 6/1/16	233,309	269,723
AT&T, Inc., 4.13%, 9/15/09	500,000	502,782
Comcast Corp., 5.30%, 1/15/14	550,000	539,769
Verizon Communications, 4.38%, 6/1/13	300,000	293,304

		1,605,578

Computer and Data Processing Services— 2.0%
Dell Computer Corp., 6.55%, 4/15/08	750,000	750,769
Hewlett-Packard Co., 6.50%, 7/1/12	300,000	327,520
Oracle Corp., 5.00%, 1/15/11	650,000	666,804

		1,745,093

Consumer Goods & Services— 0.8%
NIKE, Inc., 5.15%, 10/15/15	600,000	658,976

Financial— 6.8%
BB&T Corp., 4.75%, 10/1/12	800,000	798,994
Berkshire Hathaway, Inc., 4.13%, 1/15/10	620,000	631,747
Commercial Credit Co., 10.00%, 12/1/08	1,300,000	1,358,148
First Tennessee Bank, 5.32%, 12/8/08, Series BKNT	350,000	349,303
General Electric Capital Corp., 5.40%, 2/15/17	1,000,000	1,015,437
Goldman Sachs Group, Inc., 3.28%, 3/2/10, Series B (a)	100,000	98,149
Goldman Sachs Group, Inc., 5.35%, 1/15/16	500,000	487,807
Household Finance Co., 6.38%, 10/15/11	325,000	334,069
Old National Bancorp, 5.00%, 5/20/10, Series MTN	250,000	260,662
Wachovia Bank, 4.88%, 2/1/15	600,000	566,718

		5,901,034

See notes to financial statements, continued

12

1st Source Monogram Funds Income Fund	Schedule of Portfolio Investments March 31, 2008

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Corporate Bonds, continued
Food & Related— 1.3%
Bottling Group LLC, 4.63%, 11/15/12	600,000	625,403
Diageo Cap PLC, 4.38%, 5/3/10	500,000	509,854

		1,135,257

Health Care— 1.8%
Abbott Laboratories, 5.60%, 5/15/11	350,000	371,587
Amgen, Inc., 4.00%, 11/18/09	300,000	303,030
Amgen, Inc., 4.85%, 11/18/14	300,000	293,633
CVS Caremark Corp., 5.75%, 8/15/11	550,000	575,352

		1,543,602

Manufacturing— 0.7%
Parker-Hannifin, 4.88%, 2/15/13	600,000	610,587

Real Estate— 0.5%
HD Real Estate Funding Corp. II, 5.95%, 10/15/08 (c)	400,000	404,174

Retail— 0.6%
CVS Corp., 4.00%, 9/15/09	500,000	500,219

Special Purpose Entity— 0.3%
Targeted Return Index, 6.96%, 1/15/12 (a) (c)	266,000	283,665

Transportation— 0.3%
Burlington North Santa Fe, 4.30%, 7/1/13	300,000	294,459

Utilities— 0.8%
Energy East Corp., 6.75%, 6/15/12	350,000	374,031
Florida Power & Light, 4.85%, 2/1/13	300,000	312,309
Progress Energy, Inc., 7.10%, 3/1/11	10,000	10,764

		697,104

Total Corporate Bonds (Cost $18,173,551)		18,406,503

Municipal Bonds — 1.6%
Arizona State Transportation Board Highway, RB, 5.00%, 7/1/23	650,000	676,221
Wisconsin State Clean Water, Ser 2, RB, 5.00%, 6/1/18	650,000	709,475

Total Municipal Bonds (Cost $1,334,986)		1,385,696

Mutual Funds — 0.3%
Eaton Vance Short Duration Diversified Income Fund	19,000	289,180

Total Mutual Funds (Cost $311,220)		289,180

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
U.S. Government Agency Securities — 38.0%
Fannie Mae, 4.25%, 9/25/22, Series 2003-17, Class ED, CMO	619,693	623,229
Fannie Mae, 4.58%, 11/1/34, Pool # 782320 (a)	368,041	374,900
Fannie Mae, 4.63%, 10/15/14	350,000	370,465
Fannie Mae, 5.00%, 4/26/17	700,000	713,250
Fannie Mae, 5.00%, 7/25/23, Series 2005-4, Class VG, CMO	1,301,800	1,241,225
Fannie Mae, 5.05%, 4/28/15	500,000	500,701
Fannie Mae, 5.24%, 8/7/18	600,000	639,623
Fannie Mae, 5.50%, 11/25/26, Series 2007-63, Class PA, CMO	439,115	448,638
Fannie Mae, 6.02%, 1/1/35, Pool # 825245 (a)	484,363	494,183
Fannie Mae, 7.35%, 10/1/32, Pool # 659567 (a)	18,744	19,295
Federal Farm Credit Bank, 3.85%, 2/11/15	1,000,000	1,008,097
Federal Farm Credit Bank, 4.88%, 4/1/14	650,000	696,166
Federal Farm Credit Bank, 4.88%, 1/17/17	500,000	531,455
Federal Farm Credit Bank, 5.20%, 12/27/12	650,000	694,186
Federal Farm Credit Bank, 5.95%, 7/9/14	700,000	727,280
Federal Home Loan Bank, 4.50%, 10/25/10, Series 00-0582, Class H, CMO	1,248,348	1,262,392
Federal Home Loan Bank, 4.88%, 11/15/11	1,000,000	1,068,926
Federal Home Loan Bank, 5.00%, 12/16/11, Series WE11	400,000	429,512
Federal Home Loan Bank, 5.00%, 9/14/12	1,550,000	1,667,764
Federal Home Loan Bank, 5.25%, 6/10/11	1,000,000	1,074,971
Federal Home Loan Bank, 5.38%, 11/20/13	500,000	521,103
Federal Home Loan Bank, 5.50%, 6/25/10	700,000	705,290
Freddie Mac, 3.50%, 12/15/22, Series 2673, Class PH, CMO	159,562	159,448
Freddie Mac, 4.50%, 7/1/08, Pool # M90827	294,801	295,208
Freddie Mac, 4.50%, 12/15/13, Series 2723, Class AT, CMO	220,349	222,891
Freddie Mac, 5.00%, 8/1/12, Pool # M80984	515,915	525,462
Freddie Mac, 5.13%, 11/24/10	1,000,000	1,017,111
Freddie Mac, 5.13%, 12/15/13, Series 3137, Class PJ, CMO	658,534	665,433
Freddie Mac, 5.25%, 10/6/11	650,000	658,533
See notes to financial statements, continued

13

1st Source Monogram Funds Income Fund	Schedule of Portfolio Investments March 31, 2008

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
U.S. Government Agency Securities, continued
Freddie Mac, 5.50%, 10/15/14, Series R014, Class AL, CMO	888,763	901,197
Freddie Mac, 5.50%, 5/15/15, Series 2808, Class VA, CMO	720,923	753,184
Freddie Mac, 5.50%, 3/28/16	1,400,000	1,491,595
Freddie Mac, 5.50%, 12/15/19, Series R010, Class AB, CMO	3,202,982	3,297,015
Freddie Mac, 5.50%, 10/1/25, Series 2808, Class VA, CMO	378,605	385,202
Freddie Mac, 5.50%, 8/1/29, Pool # C46102	811,658	824,203
Freddie Mac, 5.55%, 10/4/16	700,000	748,423
Freddie Mac, 5.77%, 11/1/35, Pool # 1M0010 (a)	279,437	285,283
Freddie Mac, 5.88%, 5/15/16, Series R007, Class AC, CMO	1,032,738	1,049,186
Freddie Mac, 6.50%, 12/1/32, Pool # 847527 (a)	242,708	247,908
Freddie Mac, 6.57%, 5/1/31, Pool # 847292 (a)	194,111	198,734
Freddie Mac, 6.87%, 8/1/33, Pool # 847281 (a)	86,071	86,968
Government National Mortgage Assoc., 5.00%, 5/20/31, Series 2004-19, Class PD, CMO	900,000	909,450
Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC, CMO	500,000	488,910
Tennessee Valley Authority, 6.00%, 3/15/13, Series C	800,000	896,023
Tennessee Valley Authority, 6.25%, 12/15/17	1,000,000	1,175,834

Total U.S. Government Agency Securities (Cost $32,203,815)		33,095,852

U.S. Treasury Notes — 9.2%
U.S. Treasury Notes, 4.25%, 9/30/12	1,600,000	1,729,125
U.S. Treasury Notes, 4.25%, 8/15/15	3,740,000	4,074,554
U.S. Treasury Notes, 1.63%, 1/15/18	2,100,000	2,235,264

Total U.S. Treasury Notes (Cost $7,525,922)		8,038,943

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Preferred Stocks — 1.8%
Financial— 1.8%
ABN AMRO Capital VII, 6.08%, 2/18/09	3,000	60,840
Cabco GS Cap Preferred, 4.12%, 2/15/34	22,700	366,378
Citigroup, Inc. Preferred, 8.13%, 2/15/18	10,000	240,400
Fannie Mae, 8.25%, 12/31/10	8,000	192,400
Freddie Mac, 8.38%, 12/31/12	5,000	122,000
ING Groep NV Preferred, 7.05%, 3/15/08	5,000	117,250
ING Groep NV Preferred, 7.37%, 10/15/12	10,000	245,600
JP Morgan Chase Capital X, 7.00%, 2/15/32	8,500	209,950

Total Preferred Stocks (Cost $1,770,925)		1,554,818

Investment Company — 11.4%
Fifth Third Prime Money Market Fund — Institutional Class	9,901,161	9,901,161

Total Investment Company (Cost $9,901,161)		9,901,161

Total Investments (Cost $84,762,338) — 99.1%		86,191,897

Other assets in excess of liabilities — 0.9%		789,431

NET ASSETS — 100.0%		$86,981,328

(a)	Variable Rate Security. The interest rates on these securities are adjusted periodically to reflect then current short-term interest rates. The rates presented in this report represent the rates that were in effect on March 31, 2008.

(b)	Illiquid security.

(c)	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(d)	Fair Valued Security. This security represents 0.82% of net assets as of March 31, 2008.

AMBAC —	Insured by American Municipal Bond Assurance Corp.

CMO —	Collateralized Mortgage Obligation

LLC —	Limited Liability Co.

MTN —	Medium Term Note

PLC —	Public Limited Company

RB —	Revenue Bond

BKNT —	Bank Note
See notes to financial statements.

14

1st Source Monogram Funds
Income Fund
Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments, at value (cost $84,762,338)	$86,191,897
Interest and dividends receivable	720,590
Receivable for capital shares issued	158,427
Receivable for investments sold	73,411
Prepaid expenses and other assets	1,438

Total Assets	87,145,763

Liabilities:
Payable for capital shares redeemed	94,916
Accrued expenses and other payables:
Investment adviser	40,220
Administration	2,487
Shareholder servicing	6,850
Accounting	338
Custodian	1,630
Transfer agent	3,559
Other	14,435

Total Liabilities	164,435

Net Assets	$86,981,328

Composition of Net Assets:
Capital	$89,564,804
Accumulated net investment income	69,971
Accumulated net realized losses from investment transactions	(4,083,006)
Unrealized appreciation from investments	1,429,559

Net Assets	$86,981,328

Shares Outstanding (par value $0.01, unlimited number of authorized shares)	8,741,227

Net Asset Value, Offering and Redemption Price per share	$9.95

Statement of Operations
For the year ended March 31, 2008

Investment Income:
Interest	$3,738,744
Dividends	334,879

Total Investment Income	4,073,623

Expenses:
Investment adviser	449,049
Administration	122,469
Distribution	204,113
Shareholder servicing	26,399
Accounting	47,714
Chief compliance officer	4,873
Custodian	9,705
Transfer agent	19,945
Trustee	9,576
Other	86,504

Total expenses before fee reductions	980,347
Distribution fees voluntarily reduced	(204,113)

Net Expenses	776,234

Net Investment Income	3,297,389

Net Realized/Unrealized Gains from Investments:
Realized gains from investment transactions	199,120
Change in unrealized appreciation/(depreciation) from investments	1,864,138

Net realized/unrealized gains from Investments	2,063,258

Change in Net Assets Resulting from Operations	$5,360,647

See notes to financial statements.

15

1st Source Monogram Funds
Income Fund
Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2008	March 31, 2007

Investment Activities:
Operations:
Net investment income	$3,297,389	$2,981,780
Realized gains/(losses) from investment transactions	199,120	(632,360)
Change in unrealized appreciation/(depreciation) from investments	1,864,138	1,624,230

Change in net assets resulting from operations	5,360,647	3,973,650

Distributions:
From net investment income	(3,486,230)	(3,219,656)

Change in net assets from shareholder distributions	(3,486,230)	(3,219,656)

Capital Transactions:
Proceeds from shares issued	28,822,272	17,341,764
Dividends reinvested	2,914,811	2,782,701
Cost of shares redeemed	(25,551,179)	(14,831,585)

Change in net assets from capital share transactions	6,185,904	5,292,880

Change in net assets	8,060,321	6,046,874

Net Assets:
Beginning of year	78,921,007	72,874,133

End of year	$86,981,328	$78,921,007

Share Transactions:
Issued	2,940,070	1,791,457
Reinvested	299,140	288,297
Redeemed	(2,613,037)	(1,532,253)

Change in shares	626,173	547,501

Accumulated net investment income	$69,971	$72,251

See notes to financial statements.

16

1st Source Monogram Funds
Income Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the years ended March 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$9.73	$9.63	$9.88	$10.34	$10.42

Investment Activities:
Net investment income	0.40	0.38	0.33	0.29	0.31
Net realized and unrealized gains (losses) from investments	0.24	0.13	(0.18)	(0.37)	0.02

Total from investment activities	0.64	0.51	0.15	(0.08)	0.33

Distributions:
Net investment income	(0.42)	(0.41)	(0.40)	(0.38)	(0.41)

Total Distributions	(0.42)	(0.41)	(0.40)	(0.38)	(0.41)

Net Asset Value, End of Year	$9.95	$9.73	$9.63	$9.88	$10.34

Total Return	6.74%	5.43%	1.52%	(0.76)%	3.26%

Ratios/Supplementary Data:
Net Assets at end of year (000’s)	$86,981	$78,921	$72,874	$75,445	$73,678
Ratio of expenses to average net assets	0.95%	0.92%	0.95%	0.93%	0.91%
Ratio of net investment income to average net assets	4.05%	3.95%	3.36%	2.84%	3.06%
Ratio of expenses to average net assets (a)	1.20%	1.17%	1.21%	1.19%	1.16%
Portfolio turnover	56%	59%	70%	79%	58%

(a)	During the year, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
See notes to financial statements.

17

1st Source Monogram Funds
Long/Short Fund
Michael Shinnick
Investment Concerns
Investment in shares of the Fund are more volatile and risky than some other forms of investment. Since the Fund has both a long and a short portfolio, investments will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the manager will be successful.
Since the risk in this Fund relates specifically to the manager’s stock selection techniques and not to any systematic or economic factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in a 90-day T-bill is different from an investment in the Long/Short Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.
Q.	How did the Fund perform relative to its benchmark during the 12 month period ended March 31, 2008?

A.	The Monogram Long/Short Fund gained 2.34%. This Fund’s objective is to produce a positive absolute return in all market conditions. We attempt to generate an annualized gain that is five percentage points greater than the return of the Citigroup U.S. Domestic Three-Month Treasuy Bill Index[1], which during this period was 4.19%.

Q.	What factors contributed to the Fund’s performance?

A.	The Fund held the majority of its assets in long positions throughout the fiscal year.[2] The stock market declined during the period, so this net-long positioning dragged on the Fund’s performance.

The manager invested in several stocks that appeared to trade at deep discounts to their discounted cash flows and earnings, but the stocks continued to languish as value stocks underperformed growth shares. Several of these deep-value stocks were shares of insurance companies, which suffered from a general decline in the financial sector as well as investors’ worries about the quality of the firms’ bond portfolios.[2]

Certain stocks in the Fund’s long portfolio contributed significantly to its positive return. In particular, shares of a large consumer staples retailer represented the Fund’s largest holding during the period, so its solid performance boosted returns. Shares of select energy firms also contributed to the Fund’s gain, particularly in the natural gas exploration and production industry. Furthermore, the portfolio included several shares of firms that were purchased at premiums to their market value. Fund returns also benefited from the portfolio manager’s avoidance of certain poor-performing industries, including REITs and brokerage stocks.[2]

The Fund’s short positions provided a considerable lift to its performance.[2] The portfolio manager short-sold shares of consumer discretionary firms, regional banks, homebuilders, semiconductor equipment companies, airlines and office furniture businesses. Stocks in all of those industries performed poorly, and selling them short helped the Fund profit from their weakness.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.

[1]	The Citigroup U.S. Domestic Three-Month Treasury Bill Index, which is an index representative of the money markets. It is an average of the last three three-month U.S. Treasury bill issues (excluding the current month-end bill). This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

[2]	The composition of the Fund’s portfolio is subject to change.

18

1st Source Monogram Funds
Long/Short Fund
Growth of a $10,000 Investment
Average Annual Total Return (unaudited)

As of 3/31/08	1 Year	3 Year	Inception

Long/Short Fund	2.34%	7.14%	6.78%
Citigroup U.S. Domestic Three—Month Treasury Bill Index	4.19%	4.21%	3.17%

Gross Expense Ratio			2.09%
Net Expense Ratio			1.84%
The above expense ratios are from the Funds’ prospectus dated August 1, 2007. Additional information pertaining to the Funds’ expense ratios as of March 31, 2008 can be found in the financial highlights. Investment performance reflects voluntary fee waivers in effect from August 1, 2007, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.
The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Long/Short Fund from 8/1/03 to 3/31/08, and represents the reinvestment of dividends and capital gains in the Fund.
The Citigroup U.S. Domestic Three-Month Treasury Bill Index is an index representative of the money markets. It is an average of the last three three-month U.S. Treasury bill issues (excluding the current month-end bill). This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.
Continued

19

1st Source Monogram Funds	Schedule of Portfolio Investments
Long/Short Fund	March 31, 2008

Security Description	Shares	Value ($)
Common Stocks — 81.5%
Basic Materials— 4.0%
Alcoa, Inc.	50,000	1,803,000
Cemex S.A.B de C.V.	20,000	522,400
Titanium Metals Corp.	25,000	376,250
Weyerhaeuser Co.	12,000	780,480

		3,482,130

Commercial Services— 6.3%
Convergys Corp.(a)	68,000	1,024,080
Diamond Management & Technology Consultants, Inc.	442,682	2,855,299
Fair Isaac Corp.	75,009	1,614,194

		5,493,573

Communication— 4.1%
AT&T, Inc.	25,000	957,500
Deutsche Telekom AG ADR	52,000	862,160
Time Warner, Inc.	64,000	897,280
Verizon Communications, Inc.	25,000	911,250

		3,628,190

Consumer Cyclical— 7.5%
Noble International Ltd.	178,582	1,116,138
Target Corp.	18,000	912,240
Wal-Mart Stores, Inc.	85,502	4,504,245

		6,532,623

Consumer Non-Cyclical— 3.6%
Fomento Economico Mexicano, S.A.B. de C.V. SP ADR	37,500	1,566,750
MGP Ingredients, Inc.	207,987	1,453,829
Western Union Co.	10,000	212,700

		3,233,279

Energy— 16.4%
Anadarko Petroleum Corp.	20,000	1,260,600
Boots & Coots International Well Control, Inc.(a)	532,570	953,300
Buckeye Partners LP	10,000	461,000
CARBO Ceramics, Inc.	10,000	401,000
Enbridge Energy Management LLC	10,369	504,245
Enerplus Resources Fund	37,010	1,606,234
Penn West Energy Trust	40,000	1,119,200
Plains All American Pipeline LP	37,200	1,768,488
Precision Drilling Trust	25,000	580,000
Provident Energy Trust	200,000	2,120,000
Spectra Energy Corp.	100,000	2,275,000
XTO Energy, Inc.	20,416	1,262,934

		14,312,001

Financial— 8.0%
American International Group, Inc.	30,000	1,297,500
Education Realty Trust, Inc.	80,467	1,011,470
Old Republic International Corp.	116,200	1,500,142
The Allstate Corp.	10,000	480,600
The Progressive Corp.	80,000	1,285,600
Zenith National Insurance Corp.	40,000	1,434,400

		7,009,712

Health Care— 3.3%
Johnson & Johnson	32,000	2,075,840
Zimmer Holdings, Inc.(a)	10,000	778,600

		2,854,440

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Common Stocks, continued
Industrials— 11.5%
American Ecology Corp.	30,000	759,900
Arlington Tankers Ltd.	32,000	672,000
Encore Wire Corp.	148,111	2,697,101
Nordic American Tanker Shipping Ltd.	26,175	732,900
Waste Management, Inc.	114,100	3,829,196
World Fuel Services Corp.	49,275	1,383,149

		10,074,246

Retail— 4.5%
American Eagle Outfitters, Inc.	50,000	875,500
The Steak n Shake Co.(a)	385,930	3,037,269

		3,912,769

Technology— 12.3%
Cisco Systems, Inc.(a)	70,000	1,686,300
Computer Sciences Corp.(a)	10,000	407,900
eBay, Inc.(a)	30,000	895,200
Global Payments, Inc.	10,000	413,600
Ingram Micro, Inc.(a)	50,000	791,500
Micron Technology, Inc.(a)	60,000	358,200
Microsoft Corp.	80,000	2,270,400
Oracle Corp.(a)	100,000	1,956,000
Sun Microsystems, Inc.(a)	125,000	1,941,250

		10,720,350

Total Common Stocks (Cost $72,076,464)		71,253,313

Preferred Stocks — 0.7%
Financial— 0.7%
Bank One Capital Trust VI Preferred, 7.20%, 10/15/31	18,600	459,978
Cabco GS Cap Preferred, 4.12%, 2/15/34	6,800	109,752

Total Preferred Stocks (Cost $901,158)		569,730

Repurchase Agreements—20.5%
Bear Stearns, 1.70%, purchased 3/31/08, due 4/1/08, with a maturity value of $17,942,006 (collateralized fully by U.S. Treasury Security, 1.70%, 11/15/26, value $18,462,082)	17,941,159	17,941,159

Total Repurchase Agreements (Cost $17,941,159)		17,941,159

Total Investments (Cost $90,918,781) — 102.7%		89,764,202
Liabilities in excess of other assets — (2.7)%		(2,354,251)

NET ASSETS — 100.0%		$87,409,951

See notes to financial statements, continued

20

1st Source Monogram Funds	Schedule of Portfolio Investments
Long/Short Fund	March 31, 2008

Security Description	Shares	Value ($)
Securities Sold Short, Common Stocks — (22.0%)
Consumer Cyclical— (7.0%)
Dick’s Sporting Goods, Inc.(a)	35,769	957,894
Herman Miller, Inc.	30,800	756,756
Safeway, Inc.	21,001	616,379
Steelcase, Inc.	33,406	369,470
Toll Brothers, Inc.(a)	40,000	939,200
Urban Outfitters, Inc.(a)	25,000	783,750
Wm Wrigley Jr. Co.	26,000	1,633,840

		6,057,289

Energy— (0.5%)
Arch Coal, Inc.	11,000	478,500

Financial— (0.7%)
Lehman Brothers Holdings, Inc.	5,000	188,200
Mastercard, Inc.	2,000	445,980

		634,180

Gas— (1.0%)
Praxair, Inc.	10,000	842,300

Manufacturing— (2.7%)
Danaher Corp.	15,000	1,140,450
SPX Corp.	12,000	1,258,800

		2,399,250

Medical— (0.9%)
Intuitive Surgical, Inc.(a)	2,500	810,875

Real Estate Investment Trusts— (1.9%)
AvalonBay Communities, Inc.	8,500	820,420
General Growth Properties, Inc.	22,000	839,740

		1,660,160

Retail— (2.5%)
Starbucks Corp.(a)	33,000	577,500
Yum! Brands, Inc.	43,000	1,600,030

		2,177,530

Software— (1.5%)
Blackbaud, Inc.	52,974	1,286,209

Technology— (0.6%)
Research In Motion Ltd.(a).	5,000	561,150

Telecommunications— (1.9%)
American Tower Corp.(a)	31,500	1,235,115
QUALCOMM, Inc.	11,000	451,000

		1,686,115

Transportation— (0.8%)
Expeditor International of Washington, Inc.	15,000	677,700

Total Securities Sold Short, Common Stocks (Proceeds $19,338,891)		$19,271,258

(a) Represents non-income producing security.

ADR — American Depositary Receipt

LLC — Limited Liability Company
See notes to financial statements.

21

1st Source Monogram Funds
Long/Short Fund
Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments, at value (cost $72,977,622)	$71,823,043
Repurchase agreements, at cost	17,941,159

Total Investments	89,764,202

Deposits with brokers for securities sold short	15,585,736
Interest and dividends receivable	126,863
Receivable for capital shares issued	276,658
Receivable for investments sold	4,107,793
Prepaid expenses and other assets	17,155

Total Assets	109,878,407

Liabilities:
Payable for investments purchased	3,059,612
Payable for capital shares redeemed	23,735
Securities sold short, at value (proceeds and $19,338,891)	19,271,258
Accrued expenses and other payables:
Investment adviser	79,714
Administration	2,490
Shareholder servicing	5,190
Accounting	448
Custodian	6,854
Transfer agent	4,988
Other	14,167

Total Liabilities	22,468,456

Net Assets	$87,409,951

Composition of Net Assets:
Capital	$87,340,161
Accumulated net investment loss	148,570
Accumulated net realized gains from investment transactions	1,008,166
Unrealized depreciation from investments	(1,086,946)

Net Assets	$87,409,951

Shares Outstanding (par value $0.01, unlimited number of authorized shares)	7,755,379

Net Asset Value, Offering and Redemption Price per share	$11.27

Statement of Operations
For the year ended March 31, 2008

Investment Income:
Interest	$688,718
Dividends	2,249,321
Foreign tax withholding	(2,622)

Total Investment Income	2,935,417

Expenses:
Investment adviser	808,020
Administration	110,185
Distribution	183,641
Shareholder servicing	21,348
Accounting	32,599
Chief compliance officer	4,347
Custodian	42,602
Transfer agent	30,027
Trustee	8,565
Dividend expense	131,545
Other	94,494

Total expenses before fee reductions	1,467,373
Distribution fees voluntarily reduced	(183,641)

Net Expenses	1,283,732

Net Investment Income	1,651,685

Net Realized/Unrealized Gains (Losses) from Investments
Realized losses from investment transactions	(1,785,633)
Realized gains on securities sold short transactions	3,874,493
Change in unrealized appreciation/(depreciation) from investments	(3,078,118)

Net realized/unrealized gains (losses) from investments	(989,258)

Change in Net Assets Resulting from Operations	$662,427

See notes to financial statements.

22

1st Source Monogram Funds
Long/Short Fund
Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	March 31,	March 31,
	2008	2007

Investment Activities:
Operations:
Net investment income	$1,651,685	$930,617
Realized gains from investment transactions	2,088,860	2,276,967
Change in unrealized appreciation/(depreciation) from investments	(3,078,118)	504,413

Change in net assets resulting from operations	662,427	3,711,997

Distributions:
From net investment income	(1,739,672)	(927,525)
From net realized gains	(2,150,358)	(1,761,899)

Change in net assets from shareholder distributions	(3,890,030)	(2,689,424)

Capital Transactions:
Proceeds from shares issued	45,416,712	23,656,008
Dividends reinvested	3,335,062	2,331,877
Cost of shares redeemed	(12,008,607)	(2,947,120)

Change in net assets from capital share transactions	36,743,167	23,040,765

Change in net assets	33,515,564	24,063,338

Net Assets:
Beginning of year	53,894,387	29,831,049

End of year	$87,409,951	$53,894,387

Share Transactions:
Issued	3,843,979	2,043,074
Reinvested	283,537	201,945
Redeemed	(1,022,364)	(256,101)

Change in shares	3,105,152	1,988,918

Accumulated net investment income	$148,570	$64,196

See notes to financial statements.

23

1st Source Monogram Funds
Long/Short Fund
Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

					For the
					period ended
	For the year ended March 31,				March 31,
	2008	2007	2006	2005	2004(a)

Net Asset Value, Beginning of Year	$11.59	$11.21	$10.69	$10.59	$10.00

Investment Activities:
Net investment income	0.27	0.26	0.21	0.08	—	(b)
Net realized and unrealized gains from investments	0.02	0.90	0.71	0.35	0.61

Total from investment activities	0.29	1.16	0.92	0.43	0.61

Distributions:
Net investment income	(0.28)	(0.28)	(0.20)	(0.09)	—	(b)
Net realized gains	(0.33)	(0.50)	(0.20)	(0.24)	(0.02)

Total distributions	(0.61)	(0.78)	(0.40)	(0.33)	(0.02)

Net Asset Value, End of Year	$11.27	$11.59	$11.21	$10.69	$10.59

Total Return	2.34%	10.44%	8.80%	4.07%	6.14	%(c)

Ratios/Supplementary Data:
Net Assets at end of year (000’s)	$87,410	$53,894	$29,831	$25,127	$18,824
Ratio of net expenses to average net assets (d)	1.75%	1.84%	1.72%	1.71%	1.77	%(e)
Ratio of net investment income to average net assets	2.25%	2.40%	1.98%	0.76%	0.09	%(e)
Ratio of expenses to average net assets (d)(f)	2.00%	2.09%	1.98%	1.97%	2.02	%(e)
Portfolio turnover	179%	172%	123%	206%	120	%(c)

(a)	The Long/Short Fund commenced operations on August 1, 2003.

(b)	Amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Includes dividend expense on securities sold short of 0.18%, 0.20%, 0.09%, 0.07% and 0.06% for the periods ended March 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(e)	Annualized.

(f)	During the year, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
See notes to financial statements.

24

1st Source Monogram Funds
Notes to Financial Statements
March 31, 2008
1. Organization:
     The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following 1st Source Monogram Funds (individually a “Fund,” collectively the “Funds”):

Fund Legal Name	Short Name
1st Source Monogram Income Equity Fund	Income Equity Fund
1st Source Monogram Income Fund	Income Fund
1st Source Monogram Long/Short Fund	Long/Short Fund
Financial statements for all other series of the Group are published separately.
     Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with it’s vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.
2. Reorganization:
     Income Equity Fund - The Trust entered into an agreement and plan of reorganization on behalf of the Diversified Equity Fund and the Income Equity Fund, that provides for the acquisition by the Income Equity Fund of all of the assets, subject to stated liabilities, of the Diversified Equity Fund, in exchange for shares of the Income Equity Fund, the distribution of such shares to the shareholders of the Diversified Equity Fund and the dissolution of the Diversified Equity Fund. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was approved by the Board of Trustees on January 16, 2007 and completed on March 30, 2007. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

	Before Reorganization		After Reorganization
	Diversified Equity	Income Equity	Income Equity
	Fund	Fund	Fund
Shares	2,348,520.441	10,012,539.023	11,278,057.346
Net Assets	$18,724,111	$148,143,586	$166,867,697
Net Asset Value:	$7.97	$14.80	$14.80
Net unrealized appreciation	$2,016,254	$33,960,326	$35,976,580
3. Significant Accounting Policies:
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
Securities Valuation:
     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.
     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group’s Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio
Continued

25

1st Source Monogram Funds
securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.
     Investment companies are valued at net asset value per share.
     Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, prices are stale, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group’s Board of Trustees.
Accounting Pronouncements
     Effective September 30, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Funds net assets or result of operations.
     In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
Repurchase Agreements:
     The Funds may enter into repurchase agreements with banks or broker-dealers which 1st Source Corporation Investment Advisers, Inc., (the “Adviser”), a wholly owned subsidiary of 1st Source Bank, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.
Written Options:
     The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds did not have any option activity for the year ended March 31, 2008.
Security Transactions and Related Income:
     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.
Continued

26

1st Source Monogram Funds
Short Sales Transactions:
     The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense of short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.
Expenses:
     Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.
Dividends to Shareholders:
     Dividends from net investment income, if any, are declared and distributed monthly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.
     The amounts of dividends from net investment income and of distributions from net realized gains, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
Federal Income Taxes:
     Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.
4. Related Party Transactions:
Investment Adviser:
     The Funds and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

Fund	Fee Rate
Income Equity Fund	0.80%
Income Fund	0.55
Long/Short Fund	1.10
Administration:
     Effective August 1, 2007, BISYS Ohio Fund Services, Inc. (“BISYS Ohio” or the “Administrator”), the Funds’ administrator and fund accounting and transfer agent was re-named Citi Fund Services Ohio, Inc. (“CFSO”) following the acquisition of The BISYS Group, Inc., the parent company of BISYS Ohio, by a subsidiary of Citibank N.A. (“Citi”).
     Prior to August 1, 2007, BISYS Ohio, a wholly owned subsidiary of The BISYS Group, Inc., served as the Funds administrator and provided services for a fee that was computed daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. CFSO continues to provide these services. Certain officers of the Group also were affiliated with BISYS Ohio and such officers currently are affiliated with CFSO. Such persons were paid no fees directly by the Funds for servicing as officers of the Group, except the Chief Compliance Officer (the “CCO”). BISYS Ohio provided, and CFSO currently provides, fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements. As transfer agent for the Funds, BISYS Ohio received, and CFSO currently receives, a fee based on the number of shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS Ohio received, and CFSO currently receives, an annual fee computed daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund, subject to certain minimums and reimbursement of certain expenses.
Continued

27

1st Source Monogram Funds
     Under a Compliance Services Agreement between the Funds and BISYS Ohio (the “CCO Agreement”), BISYS Ohio made an employee available to serve as the Funds’ CCO. Under the CCO Agreement, BISYS Ohio, and CFSO currently provides, infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio and CFSO $26,962 for the year ended March 31, 2008, plus certain out of pocket expenses. BISYS Ohio and CFSO paid the salary and other compensation earned by any such individuals as employees of BISYS Ohio and CFSO.
     Effective July 1, 2005, the Funds entered into a Shareholder Servicing agreement with 1st Source Bank to provide shareholder services. The fee paid with respect to each applicable Fund is computed and paid monthly at an annual rate not to exceed $18.00 per account.
Distribution:
     Foreside Distribution Services, L.P. (“Foreside”), a wholly owned subsidiary of the Foreside Financial Group, Inc. and the Group are to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. Prior to August 1, 2007, the Funds and BISYS Services Limited Partnership (“BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., were parties to a Distribution Agreement under which BISYS served as principal underwriter and distributor of the Fund’s shares. Effective August 1, 2007, the Board of Trustees of the Funds approved a new distribution agreement with Foreside, under which Foreside assumed certain services previously performed by BISYS. Foreside is not affiliated with Citi, CFSO or the adviser.
     The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse the Distributor a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including affiliates of the Adviser, broker-dealers and other institutions, or to reimburse the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the year ended March 31, 2008, the distribution fees were voluntarily waived to limit total fund operating expenses. Any contractual and voluntary fee waivers are not subject to recoupment in subsequent fiscal periods.
5. Purchases and Sales of Securities:
     Purchases and sales of investment securities, excluding short-term securities, securities sold short, and U.S. government securities, for the year ended March 31, 2008, totaled:

Fund	Purchases	Sales
Income Equity Fund	$289,473,854	$99,361,393
Income Fund	43,373,544	44,425,858
Long/Short Fund	136,290,415	101,201,409
6. Restricted Securities:
     Restricted securities are restricted as to resale and may have been “fair” valued in good faith by the Adviser pursuant to the Trust’s valuation procedures. The appropriate economic, financial and other pertinent information available are taken into consideration, but because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed. These differences could be material. At March 31, 2008, investments in restricted securities were as follows:

	Acquisition			Value Per	% of Net
Security Description	Date	Cost	Value	Unit	Assets
Income Fund
Access Group, Inc.	2/02/08	$600,000	$600,000	$100.00	0.69%
Iowa Student Loan Liuidity Corp.	9/24/07	500,000	500,000	100.00	0.57%
Kentucky Higher Education Student Loan Corp.	2/08/08	600,000	600,000	100.00	0.69%
7. Federal Tax Information:
At March 31, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Income Equity Fund	$392,840,761	$66,785,396	$(15,977,230)	$50,808,166
Income Fund	85,316,302	1,461,210	(585,615)	875,595
Long/Short Fund	71,979,200	3,194,616	(4,680,872)	(1,486,256)
Continued

28

1st Source Monogram Funds
The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Income Equity Fund	$5,043,122	$13,662,031	$18,705,153	$24,424	$18,729,577
Income Fund	3,486,230	—	3,486,230	—	3,486,230
Long/Short Fund	3,276,239	613,791	3,890,030	—	3,890,030
The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Income Equity Fund	$2,254,928	$9,240,309	$11,495,237	$—	$11,495,327
Income Fund	3,219,656	—	3,219,656	—	3,219,656
Long/Short Fund	1,948,417	741,007	2,689,424	—	2,689,424
As of March 31, 2008, the components of accumulated earnings/(deficit) on a tax basis was as follows:

	Undistributed	Undistributed		Accumulated	Unrealized
	Ordinary	Long Term	Accumulated	Capital and	Appreciation	Total Accumulated
	Income	Capital Gains	Earnings	Other Losses	(Depreciation)[2]	Earnings (Deficit)

Income Equity Fund	$—	$—	$—	$(1,781,839)	$50,808,166	$49,026,327
Income Fund	69,971	—	69,971	(3,529,041)	875,595	(2,583,475)
Long/Short Fund	1,468,681	110,509	1,579,190	—	(1,486,256)	92,934

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

[2]	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to:
tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.
As of March 31, 2008, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

		Accumulated Net
	Accumulated Net	Realized Gains
	Investment Income	(Losses)	Paid in Capital

Income Equity Fund	$10,012	$(90,809)	$80,797
Income Fund	186,561	(186,561)	—
Long/Short Fund	172,361	(172,360)	(1)
As of March 31, 2008, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

	Amount	Expires
Income Equity Fund	$767,800	2012
Income Fund	707,115	2009
	283,047	2013
	958,942	2014
	1,382,991	2015
Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending March 31, 2009:

Post-October Loss
Income Equity Fund	$1,014,039
Income Fund	196,946
Continued

29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
1st Source Monogram Funds:
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the 1st Source Monogram Funds (comprised of the 1st Source Monogram Income Equity Fund, 1st Source Monogram Income Fund and 1st Source Monogram Long/Short Fund) (collectively, the “Funds”) (three of the funds constituting the Coventry Group), as of March 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the two years or periods in the period ended March 31, 2005, were audited by other auditors. Those auditors expressed an unqualified opinion on those highlights in their report dated May 24, 2005.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1st Source Monogram Funds at March 31, 2008, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.
Columbus, Ohio
May 22, 2008
Continued

30

1st Source Monogram Funds
Additional Information (unaudited)
The Annual Consideration By The Board Of Trustees Of The Continuation Of The Investment Advisory Agreement Between The Funds And 1st Source Corporation Investment Advisers, Inc. (The “Adviser”)
Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Adviser be renewed annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Funds or of the Adviser (“Independent Trustees”). It is the duty of the Board of Trustees to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board of Trustees considered the continuation of the Investment Advisory Agreement at an in-person meeting held on February 27, 2008. The Board of Trustees requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Funds; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Fund shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (ix) the effect of any fee waivers and expense reimbursements made by the Adviser.
At the meeting on February 27, 2008, the Board of Trustees engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with a representative of the Adviser and reviewed the information and data listed above. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations. The Board noted certain organizational changes with the Funds, including the reorganization during the past year which reduced the number of funds in the 1st Source complex from five to three. Specifically, the Board noted the merger of the 1st Source Monogram Diversified Equity Fund with and into the 1st Source Monogram Income Equity Fund and the closure of the 1st Source Monogram Special Equity Fund. The Board considered the services performed by the Adviser on behalf of the Funds and the addition of a portfolio manager at the Adviser, which expands its staff to eleven full-time employees.
The Board then reviewed the short-term and long-term performance of the Funds versus relevant market indices and peer groups. Specifically, the Board noted that the 1st Source Monogram Income Equity Fund significantly outperformed the Russell 1000 Value Index for the one-year, five-year and since inception periods, while the 1st Source Monogram Long/Short Fund outperformed the 3-month T-Bill Index for the one-year, three-year and since inception periods and the 1st Source Monogram Income Fund outperformed its short-term bond peer group competitors, but lagged the Lehman Intermediate Government/Credit Bond Index. The Board reviewed the performance commentary provided by the Adviser and based upon the short-term and long-term performance of the Funds, concluded that performance of the Funds is within a range of reasonable expectations.
The Board then gave careful consideration to the nature, extent and quality of the investment advisory services provided by the Adviser to the Funds. The Board considered the addition of a new portfolio manager to the Adviser’s management team, who is expected to help maintain the quality of services and continuity of investment strategy provided by the Adviser. Additionally, the Board noted that the Adviser provides a variety of services to the Funds, including providing marketing support, sales assistance and website development and maintainance. Overall, the Board concluded that the nature, extent and quality of the advisory services were satisfactory in light of the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since their inception.
Turning to the level of the advisory fees paid by the Funds, the Board reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data for comparable funds. The analysis compared the advisory fee and expense ratio of the Funds, both before and after waiver of the 12b-1 fee, with the average rate paid by comparable funds. Specifically, the Board observed that the advisory fee and expense ratios for the 1st Source Monogram Income Fund are above the industry average, but within the range paid by comparable funds; and the 1st Source Monogram Income Equity Fund’s advisory fee is equal to the industry average and its expense ratio is slightly above the industry average, but well within the range for comparable funds. With respect to the 1st Source Monogram Long/Short Fund, the Board noted that the advisory fee is below the industry average, while the expense ratio is above the industry average. Nevertheless, the 1st Source Monogram Long/Short Fund’s expense ratio is well within the range of similar funds in the industry. Having considered the comparative data as described above, the Board concluded that the advisory fees and expense ratios were reasonable.
The Board also reviewed financial information by examining the balance sheets of the Adviser for the past two calendar years. The Board focused its attention on the cost to the Adviser of providing services to the Funds and the overall profitability to the Adviser of its relationship with the Funds, noting that the relationship was profitable to the Adviser and that the Adviser was financially sound. Additionally, the Board observed, that based upon commentary provided by the Adviser, that it does not anticipate the realization of major economies of scale at the current time. Consequently, the Board did not find that investment advisory fee breakpoints could be reasonably expected at the Funds’ current and anticipated asset levels.
In reaching its conclusions with respect to the continuation of the Investment Advisory Agreement, the Board of Trustees did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Funds and the level of Fund expenses as being important elements in their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.
Continued

31

1st Source Monogram Funds
Federal Income Tax Information
During the fiscal year ended March 31, 2008, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Income Equity Fund	$13,662,031
Long/Short Fund	613,791
For the fiscal year ended March 31, 2008, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Income Equity Fund	100.00%
Income Fund	1.13%
Long/Short Fund	26.62%
For the fiscal year ended March 31, 2008, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

Qualified Dividend Income
Income Equity Fund	100.00%
Income Fund	1.49%
Long/Short Fund	34.47%
Table of Shareholder Expenses (unaudited):
As a shareholder of the 1st Source Monogram Funds, you incur ongoing costs, including management fees; distribution and 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the 1st Source Monogram Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expense Paid	Expense Ratio
	Value	Account Value	During Period*	During Period
	10/1/07	3/31/08	10/1/07 — 3/31/08	10/1/07 — 3/31/08

1st Source Monogram Income Equity Fund	$1,000.00	$938.70	$5.48	1.13%
1st Source Monogram Income Fund	1,000.00	1,046.40	4.86	0.95%
1st Source Monogram Long/Short Fund	1,000.00	971.50	8.58	1.74%
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expense Paid	Expense Ratio
	Value	Account Value	During Period*	During Period
	10/01/07	03/31/08	10/1/06 — 3/31/07	10/1/06 — 3/31/07

Income Equity Fund	$1,000.00	$1,019.35	$5.70	1.13%
Income Fund	1,000.00	1,020.25	4.80	0.95%
Long/Short Fund	1,000.00	1,016.30	8.77	1.74%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Continued

32

1st Source Monogram Funds
Trustees and Officers (Unaudited)
March 31, 2008
Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-766-8938.

Name,		Term of Office*		Number of Funds
Address	Positions(s) Held	and Length of	Principal Occupation(s)	in Fund Complex	Other Directorships
Age	with the Funds	Time Served	During Past Five Years	Overseen by Trustee	Held by Trustee

INDEPENDENT TRUSTEES

Maurice G. Stark Date of Birth: 9/23/1935	Trustee	Since 1992	Consultant to Battelle Memorial Institute (non-profit research group), January, 1995 to present.	11	The Coventry Funds Trust

Michael M. Van Buskirk Date of Birth: 2/22/1947	Trustee	Since 1992	President and Chief Executive Officer, Ohio Bankers League, May, 1991 to present.	11	The Coventry Funds Trust

Diane Armstrong Date of Birth: 7/2/1964	Trustee	Since 2004	Principal of King, Dodson Armstrong Financial Advisors, Inc., August, 2003 to present; Director of Financial Planning, Hamilton Capital Management, April, 2000 to August, 2003.	11	The Coventry Funds Trust

Dr. James Woodward Date of Birth: 11/24/1939	Trustee	Since 1997	Chancellor Emeritus, University of North Carolina at Charlotte; August, 2005 to present; Chancellor, University of North Carolina at Charlotte, July, 1989 to July, 2005.	11	The Coventry Funds Trust

Walter B. Grimm Date of Birth: 6/3/1945	Trustee	Since 1996	President, Leigh Investments, Inc., November 2005 to present; Employee BISYS Fund Services Ohio, Inc. June, 1992 to October, 2005	11	The Coventry Funds Trust, Performance Funds

OFFICERS WHO ARE NOT TRUSTEES

C. David Bunstine Date of Birth: 7/30/1965	President	Since 2007	Vice President, Client Services, Citi Fund Services Ohio, Inc. (formerly BISYS Fund
			Services Ohio, Inc.), November 1999 to
			present.

Robert W. Silva Date of Birth: 8/15/1966	Treasurer	Since 2008	Senior Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services
			Ohio, Inc.), September, 2007 to present;
			Assistant Vice President, Citizens Advisers,
			Inc., May, 2002 to August, 2007.

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Since 2007	Senior Vice President-Regulatory Administration Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), May, 1995 to present.

Eric B. Phipps** Date of Birth: 6/26/1971	Chief Compliance Officer	Since 2006	Vice President Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.),
			June, 2006 to present; Staff Accountant
			United States Securities and Exchange
			Commission October, 2004 to May, 2006;
			Director of Compliance BISYS Fund Services
			Ohio, Inc. December, 1995 to October, 2004.

*	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

**	Mr. Phipps serves as Chief Compliance Officer. His compensation is reviewed and approved by the Board of Trustees and paid by Citi pursuant to a Compliance Services Agreement between Citi and the Trust. The Fee paid pursuant to the Compliance Services Agreement by the Fund is not indicative of the total compensation received by Mr. Phipps.
Continued

33

This page intentionally left blank.

This page intentionally left blank.

INVESTMENT ADVISER
1st Source Corporation Investment Advisers, Inc.
100 North Michigan Street
South Bend, IN 46601
DISTRIBUTOR
Foreside Distributions Services, L.P.
100 Summer Street
Boston, MA 02110
FOR ADDITIONAL INFORMATION, CALL:
1-800-766-8938
This material must be preceded or accompanied by a current prospectus.
FSSEPT 5/08

Boston Trust Balanced Fund
Boston Trust Equity Fund
Boston Trust Small Cap Fund
Boston Trust Midcap Fund
Walden Social Balanced Fund
Walden Social Equity Fund
ANNUAL REPORT
March 31, 2008

Annual Report
Table of Contents	March 31, 2008

Boston Trust Balanced Fund
Economic and Market Summary	1
Investment Performance	3
Schedule of Portfolio Investments	10
Financial Statements	12
Financial Highlights	14

Boston Trust Equity Fund
Economic and Market Summary	1
Investment Performance	4
Schedule of Portfolio Investments	15
Financial Statements	16
Financial Highlights	18

Boston Trust Small Cap Fund
Economic and Market Summary	5
Investment Performance	6
Schedule of Portfolio Investments	19
Financial Statements	20
Financial Highlights	22

Boston Trust Midcap Fund
Economic and Market Summary	7
Investment Performance	9
Schedule of Portfolio Investments	23
Financial Statements	24
Financial Highlights	26

Social Research and Action Update	27

Walden Social Balanced Fund
Economic and Market Summary	29
Investment Performance	32
Schedule of Portfolio Investments	34
Financial Statements	35
Financial Highlights	37

Walden Social Equity Fund
Economic and Market Summary	29
Investment Performance	33
Schedule of Portfolio Investments	38
Financial Statements	39
Financial Highlights	41

Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	46
Supplementary Information	47
Investment Advisor Contract Approval	49
Information about Trustees & Officers	51

Boston Trust Balanced Fund
Economic and Market	Boston Trust Equity Fund
Summary (unaudited)	Manager Commentary by Domenic Colasacco

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Economic and Market Summary
The traditional definition of an economic recession is a decline in real Gross Domestic Product1 for a minimum of two consecutive calendar quarters. That sequence has yet to occur, but given the information in hand we believe that an official declaration sometime during the summer of 2008 seems inevitable. Even Fed Chairman Ben Bernanke conceded as much in his latest congressional testimony. Once the existence of recession is accepted, the question always moves to how deep a decline we will experience. Thus far, most of the economic weakness has been concentrated in housing and consumer spending. Business capital investment, government expenditures, and exports have remained comparatively strong. Unfortunately, these latter three sectors total less than one-third of the overall economy. Satisfactory GDP growth is rarely achieved without a positive contribution from the consumer sector.
During the first few months of 2008, a combination of dire financial headlines, a weak housing market, and sharp increases in food and energy prices have depressed consumer confidence. In response, consumers have begun to moderate spending and increase aggregate savings. How long will it take to rebuild consumer confidence and balance sheets will depend primarily on future employment and income trends. Both have been comparatively stable thus far, but in a recession it would be normal for the trends in each to soften in the months ahead. The passage of time alone usually aids the consumer rebuilding process, as should recent government monetary and fiscal policy initiatives designed to stimulate economic activity. With respect to monetary policy, the Fed, in textbook fashion, has reduced interest rates sharply and provided much needed liquidity to the financial system by accepting often-unmarketable securities as collateral for loans from commercial banks. To ease the crisis atmosphere, the Fed also took an unprecedented but critical step when it agreed to purchase illiquid securities of questionable value as part of the Bear Stearns intervention. In our new financial system, which blurs lines between commercial and investment banks, the Fed had little choice.
Throughout the intervention process, the Fed has attempted to balance the danger of moral hazard (defined in this case as government bail-outs of financial institutions that encourage even riskier business behavior in the future) with the need to protect the integrity of the financial system as a whole. On the fiscal side, in February, 2008 Congress quickly approved a combination of tax rebates and spending bills. Congress is also in the midst of reviewing a number of options to help financially distressed homeowners with new mortgage guarantee programs. The fact that 2008 is an election year should hasten the debate process. Neither party wants to be viewed as the barrier to effective action. Using history as a guide, we should begin to see the economic benefits of these various stimulative policy initiatives by the end of the summer.
A few of the more pessimistic economists have noted that we face the same risk today that the Japanese experienced after their enormous financial and real estate bubbles deflated in the early 1990’s. Even though interest rates were reduced to nearly zero and government spending increased steadily, the Japanese economy barely grew for the next decade. At the time,

[1]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Boston Trust Balanced Fund
Economic and Market	Boston Trust Equity Fund
Summary (unaudited)(cont.)	Manager Commentary by Domenic Colasacco

Japan had an export driven economy, a strong currency and consumers with a high propensity to save rather than spend. Japan also lacked either population growth or immigration. Circumstances in the United States today are different in all respects. The most likely economic path, in our opinion, is for moderate economic growth to resume prior to year-end 2008. If that proves correct, we believe stock prices are likely to trend upward in the months ahead. We recognize, however, that the more bearish case, in which recent government initiatives fail to stimulate economic growth, is also plausible. Stock prices remain vulnerable within such an extended and potentially more severe recession.
On behalf of all of us at Boston Trust & Investment Management Company, we thank you for your continued confidence in our services. Please feel free to contact us at (617) 726-7252 should you have any questions about our investment views or your account.

Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

Boston Trust Balanced Fund
Investment Performance (unaudited)	March 31, 2008

Fund Net Asset Value: $30.31
Gross Expense Ratio: 1.08%*

	Annualized
	1 Year Ended	5 Years Ended	10 Years Ended
	3/31/08	3/31/08	3/31/08
Boston Trust Balanced Fund*	6.06%	8.80%	5.10%
Lipper Mixed-Asset Target Allocation Growth Funds Average	-2.32%	9.63%	4.24%
Standard & Poor’s 500 Stock Index	-5.08%	11.32%	3.50%
Lehman Brothers Government/Credit Bond Index	8.35%	4.62%	6.12%
90-Day U.S. Treasury Bills	3.69%	2.95%	3.43%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	Performance information is based on a Net Expense Ratio of 1.00%. The above gross expense ratio is from the Funds’ prospectus dated August 1, 2007. Additional information pertaining to the Funds’ expense ratios as of March 31, 2008 can be found in the financial highlights. Investment performance reflects contractual fee waivers and expense reimbursements. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in Acquired Funds, Total Fund Operating Expenses would be 1.07% and Net Expenses would be 1.00%.
The chart represents a historical investment of $10,000 in the Boston Trust Balanced Fund from April 1, 1998, to March 31, 2008 and represents the reinvestment of dividends and capital gains in the Fund.
The Boston Trust Balanced Fund is compared to the Standard & Poor’s 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. These indices are unmanaged and generally representative of the U.S Stock market, U.S. treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.
The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents.
The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Boston Trust Balanced Fund
Investment Performance (unaudited)	March 31, 2008

Fund Net Asset Value: $13.17
Gross Expense Ratio: 1.11%*

	Annualized
	1 Year Ended	3 Years Ended	Since Inception
	3/31/08	3/31/08	Oct. 1, 2003
Boston Trust Equity Fund*	2.59%	5.97%	8.52%
Standard & Poor’s 500 Stock Index	-5.08%	5.85%	7.97%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	Performance information is based on a Net Expense Ratio of 1.00%. The above gross expense ratio is from the Funds’ prospectus dated August 1, 2007. Additional information pertaining to the Funds’ expense ratios as of March 31, 2008 can be found in the financial highlights. Investment performance reflects contractual fee waivers and expense reimbursements. Without these fee waivers, the performance would have been lower.
The chart represents a historical investment of $10,000 in the Boston Trust Equity Fund from October 1, 2003, to March 31, 2008, and represents the reinvestment of dividends and capital gains in the Fund.
The Boston Trust Equity Fund is compared to the Standard & Poor’s 500 Stock Index, which is unmanaged and generally representative of the U.S Stock market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Economic and Market	Boston Trust Small Cap Fund
Summary (unaudited)	Manager Commentary by Kenneth Scott

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Economic and Market Summary
It was a turbulent twelve months for financial markets. Major U.S. financial firms wrote down more than $200 billion of subprime mortgage related assets with more likely to follow. Credit yield spreads for corporate issuers (the difference in interest rate yields between U.S. Treasuries and corporate bonds) increased in early 2008 to the highest levels in a decade. Many so-called auction rate securities were rendered illiquid when sufficient bids did not materialize, even for dozens of issues of sound financial quality. Several hedge funds liquidated. The Federal Reserve (the “Fed”) facilitated the takeover by JPMorgan Chase of an imploding Bear Stearns. Energy and food prices increased and employment began to weaken. Consumer confidence declined and consumer spending moderated. Stock prices fell across geographies, sectors, and sizes, and the Boston Trust Small Cap Fund was not immune.
What lies ahead for the economy and financial markets? Some type of economic recession in 2008 appears inevitable; the only question is the potential length and severity of the downturn. Thus far, most of the economic weakness has been concentrated in housing and consumer spending. Business capital investment, government expenditures and exports have all remained comparatively strong. Yet, satisfactory Gross Domestic Product1 growth is rarely achieved without the positive contribution of consumers, who account for two-thirds of economic activity. How long it will take to rebuild consumer confidence and balance sheets will depend primarily on future employment, income trends, and the character of government intervention in the market. The Fed cut interest rates sharply, and provided liquidity to the financial system by accepting often unmarketable securities as collateral for loans from commercial banks. On the fiscal side, Congress quickly approved a combination of tax rebates and spending bills. We may see some economic benefits from these stimulative policy initiatives by the end of the summer. The most likely economic path, in our opinion, is for slow economic growth to resume prior to year-end. If that proves correct, stock prices are likely to reverse direction. However, stock prices certainly remain vulnerable to the prospect of an extended or severe recession.
Economic Summary and Outlook
We believe that key elements of our higher quality security discipline primarily account for the Small Cap Fund’s relative outperformance the past twelve months. Historically profitable, faster growing, and more reasonably valued companies, typical of those that the Fund owns, generally outperformed their peers during the period. We have found that more profitable companies often outperform in declining and volatile markets, both of which we witnessed in the past twelve months.†
Valuation of small cap stocks as measured by the price-to-earnings ratio2 (“PE”) of the Russell 2000® Index3 was 33x as of March 31, 2008, still above the long-term average yet within the index’s PE range of the past several years. In addition, profit margins for small cap stocks remain above average. These factors in combination with an economic environment of decelerating GDP growth may continue to prove a head wind for U.S. small cap stocks. Going forward, however, we expect that the market’s renewed appreciation for risk could support demand for the shares of steadier growing companies, especially when they are more reasonably valued than their peers are. Hence, our focus on innovative, higher quality stocks leveraged to more resilient parts of the economy should continue to prove beneficial to Fund holders’ overall portfolios.

Kenneth Scott
Portfolio Manager
Boston Trust Investment Management, Inc.

[1]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

[2]	The P/E Ratio, or Price-to-Earnings Ratio, is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

[3]	The Russell 2000® Index is generally representative of the smallest 2000 companies in the Russell 3000® Index.

†	Portfolio composition is subject to change.

Boston Trust Small Cap Fund
Investment Performance (unaudited)	March 31, 2008

Fund Net Asset Value: $10.92
Gross Expense Ratio: 1.43%*

	Annualized
	1 Year Ended	3 Years Ended	5 Years Ended	10 Years Ended
	3/31/08	3/31/08	3/31/08	3/31/08
Boston Trust Small Cap Fund*	-1.21%	7.84%	16.12%	8.88%
Russell 2000® Index	-13.00%	5.06%	14.90%	4.96%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The collective fund was established on March 31, 1996. The performance of the collective fund for the periods prior to December 16, 2005 has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Adviser’s expense limitation, for its initial year of investment operations. The collective investment fund was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the collective investment fund had been registered, the collective fund’s performance may have been adversely affected. The above gross expense ratio is from the Funds’ prospectus dated August 1, 2007. Additional information pertaining to the Funds’ expense ratios as of March 31, 2008 can be found in the financial highlights. Investment performance reflects contractual fee waivers and expense reimbursements. Without these fee waivers, the performance would have been lower.
The chart represents a historical investment of $10,000 in the Boston Trust Small Cap Fund from April 1, 1998 to March 31, 2008, and represents the reinvestment of dividends and capital gains in the Fund.
The Boston Trust Small Cap Fund is compared to the Russell 2000® Index, which is unmanaged and generally representative of the smallest 2000 companies in the Russell 3000® Index. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Economic and Market	Boston Trust Midcap Fund
Summary (unaudited)	Manager Commentary by Stephen J. Amyouny

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Economic and Market Summary
Wall Street and most other financial centers around the globe experienced a harsh twelve months, with much of the damage centered in the credit markets. The developments included another $200 billion plus in subprime mortgage related asset write-downs by large financial firms; and more is sure to follow. The continuing debacle in subprime debt became a catalyst for a crisis in confidence in all but the highest quality fixed-income securities. During the period, credit yield spreads for corporate issuers increased to the highest levels of the decade, and many so-called auction rate securities were rendered illiquid when sufficient bids did not materialize, even for dozens of issues that are of sound financial quality.
Predictably, the virtual cascade in relative market values for all but the highest quality debt instruments forced more hedge funds to liquidate. That the credit turmoil would also claim the life of Bear Stearns, one of the largest investment banks in the country, was not so easily foreseen and potentially far more dangerous. Indeed, the Federal Reserve’s (the “Fed”) intervention and support was essential to preclude the possibility of a series of defaults that would spiral through the entire financial system. Further, extraordinary financial losses were not confined to the United States. Many European banks also announced billions of dollars worth of mortgage related asset write-downs, and France’s Société Générale uncovered a single trading loss/fraud that exceeded $7 billion, the largest in recorded history.
Once the credit crisis spread, we, along with most other investors, concluded that some type of economic recession in 2008 was inevitable. The only question became the potential length and severity of the downturn. Stock prices usually decline when the economic outlook deteriorates. Unlike many past market declines, stock prices fell in both domestic and foreign markets and across all primary equity styles. Stated simply, market values of virtually all investment portfolios declined. Indeed, few individual stocks countered the general downward trend in equity prices during the period ended March 31, 2008.
From the Fund’s inception on September 24, 2007 to March 31, 2008 the Boston Trust Midcap Fund declined by 7.05% versus a 12.29% decline for the benchmark Russell Midcap® Index. Despite this sharp decline in equity prices, most companies within the Fund reported higher earnings and offered relatively optimistic outlooks for 2008. Thus, in most cases, the price depreciation was directly attributed to lower valuations on earnings. Obviously, however, downward earnings revisions could materialize if economic conditions deteriorate further.
Although the market sell-off was very broad-based across nearly all-economic sectors, the one bright spot was the performance of the Fund’s energy stocks, which collectively posted a positive return for the period. Cabot Oil & Gas, an exploration and production company, and BJ Services, an oil equipment and services provider, were both standouts as natural gas prices soared during the period. In addition, the strong relative performance of the Fund’s consumer products and industrial materials stocks helped offset the weakness in other sectors. Particularly hard hit during the period were the stocks of technology and industrial products companies. These stocks suffered from fears that weakness in the U.S. economy would spread overseas and reduce demand for technology equipment as well as industrial products and services.†
Additionally, some of the best performing stocks in 2007 led the Fund’s decline, including double-digit declines for T. Rowe Price, Waters Corporation, Precision Castparts, Donaldson, and Dentsply. However, only one of these companies (Waters Corporation) experienced operational problems, as corporate earnings generally remained strong. We continue to view the long-term prospects of each of these companies to be quite favorable.†
Investment Strategy
By strategic design, our equity portfolios are always well diversified. Nonetheless, we vary the distribution of holdings among market sectors based on our assessment of the relative risks and rewards offered by each. Presently, our economic outlook and relative valuations analysis has led us to place

†	Portfolio composition is subject to change.

Economic and Market	Boston Trust Midcap Fund
Summary (unaudited)(cont.)	Manager Commentary by Stephen J. Amyouny
greater emphasis on the healthcare and industrial products and services sectors and less concentration in the financial services and utility sectors. We are monitoring the developments in the financial sector especially closely. While we believe that the financial crisis could ease over the next few months, and the steps taken by the Fed may prove effective, we continue to take a more cautious stand relative to this sector. This is partly a reflection of our long held preference for transparent and high quality financial characteristics. Even under the best of circumstances, it is difficult to judge the financial quality of companies in this sector based on public financial statements. At this time of market turmoil, the challenge is especially great. Nonetheless, we expect the opportunities here to be substantial. We therefore will not hesitate to increase holdings of individual financial companies as we gain confidence that their balance sheets have stabilized and their valuations are compelling.
Finally, periods of market turmoil bring opportunities for long-term investors, and we believe this period is no different. Many good companies, those that continue to add value for shareholders and have kept their sights on the long term, are today available at attractive prices. We believe that the financial speculation that has roiled the market will not prevent strong companies with sensible business models from prospering. With patience, their investors should also fare well. Our efforts today are focused on identifying such companies. We find many among those businesses expanding their global reach, often in the industrial and technology sectors. Within the healthcare sector, many companies continue to prosper through innovation and cost saving efficiencies. Even among energy companies, whose shares have risen sharply over the past three years, many superior values exist. Unless oil prices drop dramatically over the coming years, many are well positioned to generate ample free cash flow and have little exposure to the credit issues plaguing the U.S. economy.
The equities of the companies in bold-face in the commentary were holdings of the Boston Trust Midcap Fund as of March 31, 2008.

Stephen J. Amyouny
Portfolio Manager
Boston Trust Investment Management, Inc.

Boston Trust Midcap Fund
Investment Performance (unaudited)	March 31, 2008
Fund Net Asset Value: $9.23
Gross Expense Ratio: 1.25%*

Annualized
Since Inception
9/24/07
Boston Trust Midap Fund*	-7.05%
Russell Midcap® Index	-12.29%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	Performance information is based on a Net Expense Ratio of 1.00%. The above gross expense ratio is from the Funds’ prospectus dated September 24, 2007. Additional information pertaining to the Funds’ expense ratios as of March 31, 2008 can be found in the financial highlights. Investment performance reflects contractual fee waivers and expense reimbursements. Without these fee waivers, the performance would have been lower.
The chart represents a historical investment of $10,000 in the Boston Trust Midcap Fund from September 24, 2007 to March 31, 2008, and represents the reinvestment of dividends and capital gains in the Fund.
The Boston Trust Midcap Fund is compared to the Russell Midcap® Index, which is unmanaged and measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the index had an approximate market capitalization of $13.7 billion.. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Boston Trust Balanced Fund
Schedule of Portfolio Investments	March 31, 2008

Security Description	Shares	Value ($)
Common Stocks (63.4%)

Consumer Discretionary (6.2%)
Comcast Corp., Class A	50,000	967,000
Johnson Controls, Inc.	60,000	2,028,000
NIKE, Inc., Class B	35,000	2,380,000
Omnicom Group, Inc.	40,000	1,767,200
Staples, Inc.	75,000	1,658,250
Target Corp.	50,000	2,534,000

		11,334,450

Consumer Products (8.8%)
Alberto-Culver Co.	50,000	1,370,500
Clorox Co.	20,000	1,132,800
Costco Wholesale Corp.	40,000	2,598,800
Diageo PLC, ADR	30,000	2,439,600
PepsiCo, Inc.	50,000	3,610,000
Procter & Gamble Co.	60,000	4,204,200
Sysco Corp.	25,000	725,500

		16,081,400

Energy (9.6%)
Apache Corp.	20,000	2,416,400
Chevron Corp.	40,000	3,414,400
Exxon Mobil Corp.	90,000	7,612,200
Schlumberger Ltd.	12,500	1,087,500
XTO Energy, Inc.	50,000	3,093,000

		17,623,500

Financial Services (8.5%)
American Express Co.	75,000	3,279,000
American International Group, Inc.	20,000	865,000
Bank of America Corp.	10,000	379,100
Cincinnati Financial Corp.	10,000	380,400
Northern Trust Corp.	25,000	1,661,750
State Street Corp.	25,000	1,975,000
T. Rowe Price Group, Inc.	80,000	4,000,000
The Goldman Sachs Group, Inc.	10,000	1,653,900
Wilmington Trust Corp.	46,000	1,430,600

		15,624,750

Health Care (8.7%)
Becton, Dickinson & Co.	35,000	3,004,750
C.R. Bard, Inc.	40,000	3,856,000
DENTSPLY International, Inc.	50,000	1,930,000
Johnson & Johnson, Inc.	30,000	1,946,100
Medtronic, Inc.	30,000	1,451,100
Saint Jude Medical, Inc.(a)	20,000	863,800
Stryker Corp.	30,000	1,951,500
Waters Corp.(a)	15,000	835,500

		15,838,750

Industrial Materials (3.8%)
Air Products & Chemicals, Inc.	15,000	1,380,000
AptarGroup, Inc.	35,000	1,362,550
Ecolab, Inc.	30,000	1,302,900
Sigma-Aldrich Corp.	50,000	2,982,500

		7,027,950

Industrial Products and Services (10.2%)
C.H. Robinson Worldwide, Inc.	25,000	1,360,000
Donaldson Co., Inc.	75,000	3,021,000
Emerson Electric Co.	60,000	3,087,600
General Electric Co.	75,000	2,775,750
Illinois Tool Works, Inc.	50,000	2,411,500
Precision Castparts Corp.	30,000	3,062,400
Rockwell Collins, Inc.	20,000	1,143,000

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Common Stocks, continued

Industrial Products and Services, Continued
W.W. Grainger, Inc.	25,000	1,909,750

		18,771,000

Information Technology (7.6%)
Cisco Systems, Inc.(a)	100,000	2,409,000
EMC Corp.(a)	125,000	1,792,500
Hewlett-Packard Co.	25,000	1,141,500
International Business Machines Corp.	10,000	1,151,400
Microsoft Corp.	125,000	3,547,500
Nokia Corp., ADR	50,000	1,591,500
Oracle Corp.(a)	120,000	2,347,200

		13,980,600

TOTAL COMMON STOCKS (Cost $73,783,443)		116,282,400

Corporate Bonds (1.1%)
Basic Materials (0.2%)
Weyerhaeuser Co., 7.25%, 7/1/13	300,000	327,161

Consumer Cyclicals (0.3%)
Leggett & Platt, Inc., 6.25%, 9/9/08 (b)	500,000	507,197

Financial Services (0.6%)
General Electric Capital Corp., 8.30%, 9/20/09	1,000,000	1,069,660

TOTAL CORPORATE BONDS (Cost $1,829,812)		1,904,018

Municipal Bonds (2.4%)
California (0.6%)
California State, 5.00%, 11/1/20, GO, MBIA, Callable 11/1/17 @ 100	1,000,000	1,054,450

Connecticut (0.6%)
Connecticut State, Series E, 5.00%, 12/15/20, GO, Callable 12/15/16 @ 100	1,000,000	1,066,750

Florida (0.6%)
Florida State Board of Education, Series D, 5.00%, 6/1/21, GO, Callable 6/01/17 @ 101	1,000,000	1,058,770

Massachusetts (0.6%)
Massachusetts State, Series C, 5.50%, 12/1/22, GO, FSA	1,000,000	1,119,010

TOTAL MUNICIPAL BONDS (Cost $4,246,701)		4,298,980

U.S. Government Agency Obligations (31.2%)
Federal Farm Credit Bank
4.75%, 12/7/09	5,000,000	5,208,580
6.30%, 12/20/10	1,500,000	1,647,545
Federal Home Loan Bank
5.25%, 9/11/09	5,000,000	5,205,540
5.25%, 6/11/10	5,000,000	5,312,675
5.25%, 6/10/11	3,000,000	3,227,292
5.00%, 10/13/11	3,000,000	3,222,537
5.38%, 6/8/12	5,000,000	5,453,035
4.88%, 12/14/12	14,500,000	15,547,407
5.25%, 9/13/13	5,000,000	5,456,715
Government National Mortgage Association, 6.00%, 10/15/36	3,456,676	3,573,069
See Notes to Financial Statements

Boston Trust Balanced Fund
Schedule of Portfolio Investments (cont.)	March 31, 2008

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
U.S. Government Agency Obligations, continued

U.S. Treasury Inflation Protected Bonds
3.50%, 1/15/11	3,031,500	3,376,701

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $54,610,862)		57,231,096

Investment Company (3.6%)
Victory Federal Money Market,
Investor Shares (Cost $6,650,713)	6,650,713	6,650,713

Total Investments (Cost $141,121,531) — 101.7%		186,367,207
Liabilities in excess of other assets — (1.7)%		(3,053,657)

NET ASSETS — 100.0%		$183,313,550

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

ADR	American Depositary Receipt

FSA	Insured by Federal Security Assurance

GO	General Obligation

MBIA	Insured by Municipal Bond Insurance Association
See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund

Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments, at value (cost $141,121,531)	$186,367,207
Interest and dividends receivable	922,053
Receivable for capital shares issued	24,680
Prepaid expenses and other assets	3,329

Total Assets	187,317,269

Liabilities:
Payable for investments purchased	3,782,241
Payable for capital shares redeemed	49,337
Accrued expenses and other liabilities:
Investment adviser	113,995
Chief compliance officer	1,105
Administration	5,265
Custodian	5,690
Transfer agent	3,000
Other	43,086

Total Liabilities	4,003,719

Net Assets	$183,313,550

Composition of Net Assets:
Capital	$133,063,152
Accumulated net investment income	777,451
Accumulated net realized gains from investment transactions	4,227,271
Unrealized appreciation from investments	45,245,676

Net Assets	$183,313,550

Shares outstanding (par value $0.001, unlimited number of shares authorized)	6,047,457

Net Asset Value, Offering Price and Redemption Price per share	$30.31

Statement of Operations
For the year ended March 31, 2008

Investment Income:
Interest	$2,407,833
Dividends	2,092,884

Total Investment Income	4,500,717

Expenses:
Investment adviser	1,374,279
Accounting	4,132
Administration	366,478
Trustee	21,636
Custodian	34,016
Transfer agency	18,000
Chief compliance officer	13,384
Other	138,536

Total expenses before fee reductions	1,970,461
Fees voluntarily reduced by the administrator	(103,430)
Fees contractually reduced by the investment adviser	(38,090)

Net Expenses	1,828,941

Net Investment Income	2,671,776

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	7,314,461
Change in unrealized appreciation/(depreciation) from investments	332,647

Net realized/unrealized gains from investments	7,647,108

Change in net assets from operations	$10,318,884

See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2008	March 31, 2007

Investment Activities:
Operations:
Net investment income	$2,671,776	$2,459,896
Net realized gains from investment transactions	7,314,461	5,782,995
Change in unrealized appreciation/(depreciation) from investments	332,647	5,666,864

Change in net assets from operations	10,318,884	13,909,755

Dividends:
Net investment income	(2,580,508)	(2,281,753)
Net realized gains from investment transactions	(5,624,715)	(7,407,670)

Change in net assets from shareholder dividends	(8,205,223)	(9,689,423)

Capital Share Transactions:
Proceeds from shares issued	16,074,101	9,381,945
Dividends reinvested	7,856,581	9,144,039
Cost of shares redeemed	(13,037,872)	(16,914,138)

Change in net assets from capital share transactions	10,892,810	1,611,846

Change in net assets	13,006,471	5,832,178

Net Assets:
Beginning of year	170,307,079	164,474,901

End of year	$183,313,550	$170,307,079

Share Transactions:
Issued	510,696	316,451
Reinvested	246,829	310,599
Redeemed	(411,351)	(575,565)

Change in shares	346,174	51,485

Accumulated net investment income	$777,451	$686,182

See Notes to Financial Statements

Financial Statements	Boston Trust Balanced Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$29.87	$29.11	$28.77	$27.63	$23.71

Investment Activities:
Net investment income	0.46	0.46	0.53	0.50	0.43
Net realized and unrealized gains from investments	1.42	2.13	0.88	1.15	3.97

Total from investment activities	1.88	2.59	1.41	1.65	4.40

Dividends:
Net investment income	(0.45)	(0.43)	(0.52)	(0.50)	(0.48)
Net realized gains from investments	(0.99)	(1.40)	(0.55)	(0.01)	—

Total Dividends	(1.44)	(1.83)	(1.07)	(0.51)	(0.48)

Net Asset Value, End of Period	$30.31	$29.87	$29.11	$28.77	$27.63

Total Return	6.06%	8.98%	4.97%	5.96%	18.61%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$183,314	$170,307	$164,475	$172,218	$160,202
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.46%	1.50%	1.76%	1.75%	1.69%
Ratio of expenses to average net assets(a)	1.08%	1.07%	1.08%	1.09%	1.10%
Portfolio turnover	33.49%	37.24%	29.77%	10.38%	30.04%

(a)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Boston Trust Equity Fund
Schedule of Portfolio Investments	March 31, 2008

Security Description	Shares	Value ($)
Common Stocks (97.8%)
Communication Services (1.1%)
Verizon Communications, Inc.	20,000	729,000

Consumer Discretionary (10.0%)
Comcast Corp., Class A	20,000	386,800
Johnson Controls, Inc.	30,000	1,014,000
NIKE, Inc., Class B	20,000	1,360,000
Nordstrom, Inc.	25,000	815,000
Omnicom Group, Inc.	17,500	773,150
Staples, Inc.	40,000	884,400
Target Corp.	25,000	1,267,000

		6,500,350

Consumer Products (12.2%)
Alberto-Culver Co.	30,000	822,300
Clorox Co.	10,000	566,400
Costco Wholesale Corp.	15,000	974,550
Diageo PLC, ADR	17,500	1,423,100
PepsiCo, Inc.	25,000	1,805,000
Procter & Gamble Co.	25,000	1,751,750
Sysco Corp.	20,000	580,400

		7,923,500

Energy (14.2%)
Apache Corp.	8,000	966,560
Chevron Corp.	25,000	2,134,000
ConocoPhillips	10,000	762,100
Exxon Mobil Corp.	35,000	2,960,300
Schlumberger Ltd.	12,000	1,044,000
XTO Energy, Inc.	21,875	1,353,188

		9,220,148

Financial Services (13.8%)
American Express Co.	30,000	1,311,600
American International Group, Inc.	17,500	756,875
Bank of America Corp.	10,000	379,100
Chubb Corp.	12,500	618,500
Cincinnati Financial Corp.	10,000	380,400
Morgan Stanley	5,000	228,500
Northern Trust Corp.	10,000	664,700
State Street Corp.	15,000	1,185,000
T. Rowe Price Group, Inc.	40,000	2,000,000
The Goldman Sachs Group, Inc.	5,000	826,950
Wilmington Trust Corp.	20,000	622,000

		8,973,625

Health Care (11.0%)
Becton, Dickinson & Co.	15,000	1,287,750
C.R. Bard, Inc.	15,000	1,446,000
DENTSPLY International, Inc.	30,000	1,158,000
Johnson & Johnson, Inc.	12,000	778,440
Medtronic, Inc.	15,000	725,550
Saint Jude Medical, Inc.(a)	10,000	431,900
Stryker Corp.	10,000	650,500
Waters Corp.(a)	5,000	278,500
Zimmer Holdings, Inc.(a)	5,000	389,300

		7,145,940

Industrial Materials (6.6%)
Air Products & Chemicals, Inc.	7,500	690,000
AptarGroup, Inc.	25,000	973,250
Ecolab, Inc.	20,000	868,600
Sigma-Aldrich Corp.	30,000	1,789,500

		4,321,350

Security Description	Shares	Value ($)
Common Stocks, continued
Industrial Products and Services (17.8%)
3M Co.	10,000	791,500
C.H. Robinson Worldwide, Inc.	20,000	1,088,000
Donaldson Co., Inc.	30,000	1,208,400
Emerson Electric Co.	35,000	1,801,100
General Electric Co.	50,000	1,850,500
Illinois Tool Works, Inc.	30,000	1,446,900
Precision Castparts Corp.	15,000	1,531,200
Rockwell Collins, Inc.	12,500	714,375
W.W. Grainger, Inc.	15,000	1,145,850

		11,577,825

Information Technology (11.1%)
Applied Materials, Inc.	12,500	243,875
Automatic Data Processing, Inc.	5,000	211,950
Cisco Systems, Inc.(a)	50,000	1,204,500
Corning, Inc.	20,000	480,800
EMC Corp.(a)	70,000	1,003,800
Microsoft Corp.	65,000	1,844,700
Nokia Corp., ADR	40,000	1,273,200
Oracle Corp.(a)	50,000	978,000

		7,240,825

TOTAL COMMON STOCKS (Cost $43,859,776)		63,632,563

Investment Company (2.1%)
Victory Federal Money Market,
Investor Shares (Cost $1,378,171)	1,378,171	1,378,171

Total Investments (Cost $45,237,947) — 99.9%		65,010,734
Other assets in excess of liabilities — 0.1%		38,935

NET ASSETS — 100.0%		$65,049,669

(a)	Non-income producing security.

ADR	American Depositary Receipt

PLC	Public Limited Co.
See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments, at value (cost $45,237,947)	$65,010,734
Interest and dividends receivable	100,811
Receivable for capital shares issued	15,000
Prepaid expenses and other assets	1,362

Total Assets	65,127,907

Liabilities:
Payable for capital shares redeemed	11,854
Accrued expenses and other liabilities:
Investment adviser	43,873
Chief compliance officer	388
Administration	1,868
Custodian	2,332
Transfer agent	3,000
Other	14,923

Total Liabilities	78,238

Net Assets	$65,049,669

Composition of Net Assets:
Capital	$45,180,958
Accumulated net investment income	119,054
Accumulated net realized losses from investment transactions	(23,130)
Unrealized appreciation from investments	19,772,787

Net Assets	$65,049,669

Shares outstanding (par value $0.001, unlimited number of shares authorized)	4,938,142

Net Asset Value, Offering Price and Redemption Price per share	$13.17

Statement of Operations
For the year ended March 31, 2008

Investment Income:
Dividends	$1,027,447

Total Investment Income	1,027,447

Expenses:
Investment adviser	497,428
Accounting	3,039
Administration	132,649
Trustee	7,839
Custodian	14,536
Transfer agency	18,000
Chief compliance officer	4,879
Other	50,954

Total expenses before fee reductions	729,324
Fees voluntarily reduced by the administrator	(37,447)
Fees contractually reduced by the investment adviser	(29,881)

Net Expenses	661,996

Net Investment Income	365,451

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	727,583
Change in unrealized appreciation/(depreciation) from investments	474,087

Net realized/unrealized gains from investments	1,201,670

Change in net assets from operations	$1,567,121

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2008	March 31, 2007

Investment Activities:
Operations:
Net investment income	$365,451	$371,172
Net realized gains from investment transactions	727,583	1,009,252
Change in unrealized appreciation from investments	474,087	3,338,659

Change in net assets from operations	1,567,121	4,719,083

Dividends:
Net investment income	(369,648)	(337,514)
Net realized gains from investment transactions	(1,405,851)	(1,077,222)

Change in net assets from shareholder dividends	(1,775,499)	(1,414,736)

Capital Share Transactions:
Proceeds from shares issued	6,359,787	11,565,611
Dividends reinvested	1,650,276	1,352,421
Cost of shares redeemed	(2,636,040)	(4,912,466)

Change in net assets from capital share transactions	5,374,023	8,005,566

Change in net assets	5,165,645	11,309,913

Net Assets:
Beginning of year	59,884,024	48,574,111

End of year	$65,049,669	$59,884,024

Share Transactions:
Issued	464,496	900,401
Reinvested	113,812	104,032
Redeemed	(187,820)	(376,716)

Change in shares	390,488	627,717

Accumulated net investment income	$119,054	$123,252

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	For the year	For the period
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2008	2007	2006	2005	2004 (a)

Net Asset Value, Beginning of Period	$13.17	$12.39	$11.86	$11.19	$10.00

Investment Activities:
Net investment income	0.08	0.09	0.09	0.10	0.03
Net realized and unrealized gains from investment transactions	0.30	1.04	0.65	0.84	1.18

Total from investment activities	0.38	1.13	0.74	0.94	1.21

Dividends:
Net investment income	(0.08)	(0.08)	(0.09)	(0.09)	(0.02)
Net realized gains from investments	(0.30)	(0.27)	(0.12)	(0.18)	—

Total Dividends	(0.38)	(0.35)	(0.21)	(0.27)	(0.02)

Net Asset Value, End of Period	$13.17	$13.17	$12.39	$11.86	$11.19

Total Return	2.59%	9.20%	6.23%	8.34%	12.06	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$65,050	$59,884	$48,574	$41,175	$35,386
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(c)
Ratio of net investment income to average net assets	0.55%	0.71%	0.73%	0.84%	0.59	%(c)
Ratio of expenses to average net assets(d)	1.10%	1.11%	1.11%	1.14%	1.18	%(c)
Portfolio turnover	23.53%	21.48%	20.44%	12.05%	2.97	%(c)

(a)	Fund commenced operations on October 1, 2003.

(b)	Not annualized.

(c)	Annualized.

(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Boston Trust Small Cap Fund
Schedule of Portfolio Investments	March 31, 2008

Security Description	Shares	Value ($)
Common Stocks (94.0%)
Consumer Discretionary (14.3%)
Arbitron, Inc.	15,000	647,400
Bright Horizons Family Solutions, Inc.(a)	18,000	774,720
Charming Shoppes, Inc.(a)	52,300	252,609
Gaiam, Inc., Class A(a)	9,900	171,468
Gentex Corp.	32,000	548,800
Hibbett Sports, Inc.(a)	6,400	98,816
John Wiley & Sons, Inc., Class A	10,500	416,850
LKQ Corp.(a)	18,600	417,942
Scholastic Corp.(a)	4,000	121,080
Strayer Education, Inc.	5,000	762,500
Timberland Co., Class A(a)	10,900	149,657

		4,361,842

Consumer Products (3.9%)
Church & Dwight Co., Inc.	3,200	173,568
Diamond Foods, Inc.	9,400	170,516
Green Mountain Coffee Roasters, Inc.(a)	5,700	180,405
Hain Celestial Group, Inc.(a)	5,500	162,250
Lifeway Foods, Inc.(a)	15,600	166,608
SunOpta, Inc.(a)	18,000	91,800
United Natural Foods, Inc.(a)	13,500	252,585

		1,197,732

Energy (6.7%)
Cabot Oil & Gas Corp.	14,000	711,760
CARBO Ceramics, Inc.	6,600	264,660
Dawson Geophysical Co.(a)	3,000	202,500
Encore Acquisition Co.(a)	14,000	563,920
Grey Wolf, Inc.(a)	39,000	264,420
VeraSun Energy Corp.(a)	4,000	29,400

		2,036,660

Financial Services (13.3%)
Abigail Adams National Bancorp, Inc.	5,500	63,800
Assured Guaranty Ltd.	6,000	142,440
Bank of Hawaii Corp.	13,000	644,280
Carver Bancorp, Inc.	3,389	39,583
Citizens Republic Bankcorp, Inc.	22,000	273,460
Corporate Office Properties	5,000	168,050
Dime Community Bancshares	23,000	402,040
eHealth, Inc.(a)	8,300	183,181
Federal Agricultural Mortgage Corp., Class C	16,000	417,600
Hanmi Financial Corp.	40,500	299,295
New York Community Bancorp	9,409	171,432
Parkway Properties, Inc.	18,000	665,280
UCBH Holdings, Inc.	47,000	364,720
Wainwright Bank & Trust Co.	17,000	209,610

		4,044,771

Health Care (14.4%)
ArthroCare Corp.(a)	5,300	176,755
Dionex Corp.(a)	8,700	669,813
Healthways, Inc.(a)	3,125	110,437
IDEXX Laboratories, Inc.(a)	11,800	581,268
Landauer, Inc.	12,600	634,284
LifeCell Corp.(a)	4,900	205,947
Meridian Bioscience, Inc.	25,000	835,750
Neogen Corp.(a)	5,950	149,345
Orthofix International N.V.(a)	9,000	357,930
Sciele Pharma, Inc.(a)	6,400	124,800
West Pharmaceutical Services, Inc.	12,000	530,760

		4,377,089

Security Description	Shares	Value ($)
Common Stocks, continued
Industrial Materials (3.9%)
Commercial Metals Co.	14,500	434,565
Minerals Technologies, Inc.	9,500	596,600
Rock-Tenn Co.	4,700	140,859

		1,172,024

Industrial Products and Services (18.8%)
Apogee Enterprises, Inc.	12,000	184,800
Baldor Electric Co.	22,000	616,000
CLARCOR, Inc.	15,900	565,245
ESCO Technologies, Inc.(a)	3,500	139,020
Fuel-Tech, Inc.(a)	3,500	71,750
Genesee & Wyoming, Inc., Class A(a)	22,000	756,800
Herman Miller, Inc.	2,000	49,140
Insituform Technologies, Inc., Class A(a)	3,500	48,405
Interface, Inc., Class A	3,500	49,175
Kadant, Inc.(a)	6,000	176,280
Layne Christensen Co.(a)	3,175	111,189
Lindsay Manufacturing Co.	9,200	942,724
Met-Pro Corp.	12,433	139,498
Middleby Corp.(a)	2,600	162,214
School Specialty, Inc.(a)	2,300	72,542
Simpson Manufacturing Co., Inc.	19,000	516,420
Team, Inc.(a)	10,000	273,000
Wabtec Corp.	14,500	546,070
Watts Water Technologies, Inc., Class A	10,000	280,300

		5,700,572

Information Technology (14.2%)
Blackbaud, Inc.	14,000	339,920
Coherent, Inc.(a)	7,000	195,230
Itron, Inc.(a)	8,600	775,978
J2 Global Communications, Inc.(a)	22,000	491,040
National Instruments Corp.	5,200	135,928
Net 1 UEPS Technologies, Inc.(a)	13,500	304,425
Plantronics, Inc.	21,000	405,510
Polycom, Inc.(a)	19,000	428,260
Power Integrations, Inc.(a)	19,000	555,940
Quality Systems, Inc.	4,500	134,415
Rackable Systems, Inc.(a)	12,000	109,440
RADVision Ltd.(a)	12,150	80,190
Renaissance Learning, Inc.	20,000	279,800
SiRF Technology Holdings, Inc.(a)	18,675	95,056

		4,331,132

Utilities (4.5%)
American States Water Co.	2,500	90,000
New Jersey Resources Corp.	19,500	605,475
South Jersey Industries, Inc.	19,000	667,090

		1,362,565

TOTAL COMMON STOCKS (Cost $26,885,196)		28,584,387

Investment Companies (6.0%)
American Performance U.S. Treasury Fund	324,650	324,650
Victory Federal Money Market, Investor Shares	1,508,380	1,508,380

TOTAL INVESTMENT COMPANIES
(Cost $1,833,030)		1,833,030

Total Investments (Cost $28,718,226) — 100.0%		30,417,417
Other assets in excess of liabilities — 0.0%		5,973

NET ASSETS — 100.0%		$30,423,390

(a)	Non-income producing security.
See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments, at value (cost $28,718,226)	$30,417,417
Interest and dividends receivable	29,617
Receivable for capital shares issued	5,000
Prepaid expenses and other assets	3,063

Total Assets	30,455,097

Liabilities:
Accrued expenses and other liabilities:
Investment adviser	18,898
Chief compliance officer	182
Administration	873
Custodian	1,807
Transfer agent	3,000
Other	6,947

Total Liabilities	31,707

Net Assets	$30,423,390

Composition of Net Assets:
Capital	$28,459,800
Accumulated net investment income	12,228
Accumulated net realized gains from investment transactions	252,171
Unrealized appreciation from investments	1,699,191

Net Assets	$30,423,390

Shares outstanding (par value $0.001, unlimited number of shares authorized)	2,785,645

Net Asset Value, Offering Price and Redemption Price per share	$10.92

Statement of Operations
For the year ended March 31, 2008

Investment Income:
Dividends	$399,510

Total Investment Income	399,510

Expenses:
Investment adviser	224,495
Accounting	3,615
Administration	59,866
Trustee	3,156
Custodian	9,329
Transfer agency	17,835
Chief compliance officer	2,200
Other	19,921

Total expenses before fee reductions	340,417
Fees voluntarily reduced by the administrator	(16,762)

Net Expenses	323,655

Net Investment Income	75,855

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,378,034
Change in unrealized appreciation/(depreciation) from investments	(2,208,473)

Net realized/unrealized losses from investments	(830,439)

Change in net assets from operations	$(754,584)

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2008	March 31, 2007
Investment Activities:
Operations:
Net investment income (loss)	$75,855	$(20,671)
Net realized gains from investment transactions	1,378,034	472,411
Change in unrealized appreciation/(depreciation) from investments	(2,208,473)	1,269,898

Change in net assets from operations	(754,584)	1,721,638

Dividends:
Net investment income	(42,957)	—
Net realized gains from investment transactions	(1,321,469)	(344,748)

Change in net assets from shareholder dividends	(1,364,426)	(344,748)

Capital Share Transactions:
Proceeds from shares issued	11,967,031	9,584,688
Dividends reinvested	1,093,930	337,819
Cost of shares redeemed	(1,197,907)	(1,557,584)

Change in net assets from capital share transactions	11,863,054	8,364,923

Change in net assets	9,744,044	9,741,813

Net Assets:
Beginning of year	20,679,346	10,937,533

End of year	$30,423,390	$20,679,346

Share Transactions:
Issued	1,003,636	908,685
Reinvested	94,223	30,739
Redeemed	(102,989)	(148,043)

Change in shares	994,870	791,381

Accumulated net investment income	$12,228	$—

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the period
	ended	ended	ended
	March 31,	March 31,	March 31,
	2008	2007	2006 (a)

Net Asset Value, Beginning of Period	$11.55	$10.94	$10.00

Investment Activities:
Net investment income (loss)	0.03	(0.01)	—
Net realized and unrealized gains (losses) from investments	(0.14)	0.85	0.94

Total from investment activities	(0.11)	0.84	0.94

Dividends:
Net investment income	(0.02)	—	—
Net realized gains from investments	(0.50)	(0.23)	—

Total Dividends	(0.52)	(0.23)	—

Net Asset Value, End of Period	$10.92	$11.55	$10.94

Total Return	(1.21)%	7.75%	9.40%	(b)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$30,423	$20,679	$10,938
Ratio of net expenses to average net assets	1.08%	1.25%	1.23%	(c)
Ratio of net investment income (loss) to average net assets	0.25%	(0.13)%	(0.02)%	(c)
Ratio of expenses to average net assets(d)	1.14%	1.43%	1.52%	(c)
Portfolio turnover	19.53%	10.18%	3.62%	(b)

(a)	Fund commenced operations on December 16, 2005.

(b)	Not annualized.

(c)	Annualized.

(d)	During the period, certain fees were reduced and total fund expenses are capped at 1.25%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Boston Trust Midcap Fund
Schedule of Portfolio Investments	March 31, 2008

Security Description	Shares	Value ($)
Common Stocks (95.6%)
Consumer Discretionary (7.2%)
Abercrombie & Fitch Co., Class A	1,250	91,425
American Eagle Outfitters, Inc.	7,000	122,570
Autoliv, Inc.	2,500	125,500
Coach, Inc.(a)	3,500	105,525
Gentex Corp.	8,000	137,200
John Wiley & Sons, Inc., Class A	2,500	99,250
Nordstrom, Inc.	5,000	163,000
Ross Stores, Inc.	4,000	119,840

		964,310

Consumer Products (10.1%)
Alberto-Culver Co.	12,000	328,920
Brown-Forman Corp., Class B	3,400	225,148
Church & Dwight Co., Inc.	3,250	176,280
Clorox Co.	2,400	135,936
Energizer Holdings, Inc.(a)	2,000	180,960
Hormel Foods Corp.	3,000	124,980
McCormick & Co., Inc.	5,000	184,850

		1,357,074

Energy (7.7%)
BJ Services Co.	7,000	199,570
Cabot Oil & Gas Corp.	6,000	305,040
Murphy Oil Corp.	3,200	262,848
Smith International, Inc.	2,000	128,460
Sunoco, Inc.	2,500	131,175

		1,027,093

Financial Services (11.6%)
Cincinnati Financial Corp.	5,130	195,145
Commerce Bancshares, Inc.	5,104	214,521
Investment Technology Group, Inc.(a)	3,500	161,630
Northern Trust Corp.	3,000	199,410
SEI Investments Co.	9,000	222,210
T. Rowe Price Group, Inc.	8,000	400,000
Wilmington Trust Corp.	5,500	171,050

		1,563,966

Health Care (16.2%)
C.R. Bard, Inc.	3,250	313,300
DENTSPLY International, Inc.	8,500	328,100
Express Scripts, Inc.(a)	4,000	257,280
IMS Health, Inc.	5,500	115,555
Laboratory Corp. of America Holdings(a)	3,400	250,512
PerkinElmer, Inc.	6,500	157,625
Saint Jude Medical, Inc.(a)	4,000	172,760
Techne Corp.(a)	2,250	151,560
Varian Medical Systems, Inc.(a)	4,500	210,780
Waters Corp.(a)	4,000	222,800

		2,180,272

Industrial Materials (9.3%)
AptarGroup, Inc.	10,000	389,300
Airgas, Inc.	2,750	125,043
Ecolab, Inc.	4,000	173,720
Rohm & Haas Co.	2,800	151,424
Sigma-Aldrich Corp.	7,000	417,550

		1,257,037

Security Description	Shares	Value ($)
Common Stocks, continued
Industrial Products and Services (17.6%)
AMETEK, Inc.	3,250	142,707
C.H. Robinson Worldwide, Inc.	4,500	244,800
CLARCOR, Inc.	3,300	117,315
Donaldson Co., Inc.	8,000	322,240
Expeditors International of Washington, Inc.	4,500	203,310
L-3 Communications Holdings, Inc.	1,500	164,010
Lincoln Electric Holdings, Inc.	2,000	128,980
Mettler-Toledo International, Inc.(a)	1,200	116,544
Precision Castparts Corp.	3,200	326,656
Rockwell Collins, Inc.	3,500	200,025
Stericycle, Inc.(a)	4,000	206,000
W.W. Grainger, Inc.	2,500	190,975

		2,363,562

Information Technology (11.9%)
Amdocs Ltd.(a)	6,250	177,250
Citrix Systems, Inc.(a)	4,000	117,320
FactSet Research Systems, Inc.	3,000	161,610
Paychex, Inc.	4,000	137,040
Fiserv, Inc.(a)	4,500	216,405
Intuit, Inc.(a)	4,500	121,545
Juniper Networks, Inc.(a)	5,000	125,000
NetApp, Inc.(a)	7,000	140,350
NVIDIA Corp.(a)	10,000	197,900
Total System Services, Inc.	4,000	94,640
Western Digital Corp.(a)	4,250	114,920

		1,603,980

Telecommunications (1.6%)
CenturyTel, Inc.	3,500	116,340
NII Holdings, Inc.(a)	3,000	95,340

		211,680

Utilities (2.4%)
Energen Corp.	3,200	199,360
New Jersey Resources Corp.	3,750	116,438

		315,798

TOTAL COMMON STOCKS (Cost $9,396,705)		12,844,772

Investment Company (4.2%)
Victory Federal Money Market, Investor Shares (Cost $568,150)	568,150	568,150

Total Investments (Cost $9,964,855) — 99.8%		13,412,922
Other assets in excess of liabilities — 0.2%		20,283

NET ASSETS — 100.0%		$13,433,205

(a)	Non-income producing security.
See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments, at value (cost $9,964,855)	$13,412,922
Interest and dividends receivable	11,253
Receivable from adviser	1,854
Prepaid offering	10,746
Prepaid expenses and other assets	4,397

Total Assets	13,441,172

Liabilities:
Accrued expenses and other liabilities:
Chief compliance officer	82
Administration	386
Custodian	1,140
Transfer agent	3,000
Other	3,359

Total Liabilities	7,967

Net Assets	$13,433,205

Composition of Net Assets:
Capital	$10,080,732
Accumulated net investment income	14,816
Accumulated net realized losses from investment transactions	(110,410)
Unrealized appreciation from investments	3,448,067

Net Assets	$13,433,205

Shares outstanding (par value $0.001, unlimited number of shares authorized)	1,456,073

Net Asset Value, Offering Price and Redemption Price per share	$9.23

Statement of Operations
For the period ended March 31, 2008 (a)

Investment Income:
Dividends	$91,935

Total Investment Income	91,935

Expenses:
Investment adviser	53,308
Accounting	1,736
Administration	14,216
Trustee	764
Organizational	6,047
Offering	11,601
Custodian	3,452
Transfer agency	9,600
Chief compliance officer	572
Other	11,779

Total expenses before fee reductions	113,075
Fees voluntarily reduced by the administrator	(4,054)
Fees contractually reduced by the investment adviser	(38,046)

Net Expenses	70,975

Net Investment Income	20,960

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(18,226)
Unrealized appreciation/(depreciation) from investments of common trust conversion	4,472,664
Change in unrealized appreciation/(depreciation) from investments	(1,024,597)

Net realized/unrealized gains from investments	3,429,841

Change in net assets from operations	$3,450,801

(a)	Fund commenced operations on September 24, 2007.
See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

Statement of Changes in Net Assets

For the period ended
March 31,
2008 (a)

Investment Activities:
Operations:
Net investment income	$20,960
Net realized losses from investment transactions	(18,226)
Change in unrealized appreciation/(depreciation) from investments	3,448,067

Change in net assets from operations	3,450,801

Dividends:
Net investment income	(6,592)
Net realized gains from investment transactions	(92,184)

Change in net assets from shareholder dividends	(98,776)

Capital Share Transactions:
Proceeds from shares issued	1,612,101
Proceeds from shares issued in connection with common trust fund conversion (Note 4)	8,831,794
Dividends reinvested	98,604
Cost of shares redeemed	(461,319)

Change in net assets from capital share transactions	10,081,180

Change in net assets	13,433,205

Net Assets:
End of year	$13,433,205

Share Transactions:
Issued	162,062
Issued in connection with common trust conversion (Note 4)	1,330,441
Reinvested	9,677
Redeemed	(46,107)

Change in shares	1,456,073

Accumulated net investment income	$14,816

(a)	Fund commenced operations on September 24, 2007.
See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the period
	ended
	March 31,
	2008 (a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net investment income	0.01
Net realized and unrealized losses from investments	(0.71)

Total from investment activities	(0.70)

Dividends:
Net investment income	—	(b)
Net realized gains from investments	(0.07)

Total Dividends	(0.07)

Net Asset Value, End of Period	$9.23

Total Return	(7.05)	%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$13,433
Ratio of net expenses to average net assets	1.00	%(d)
Ratio of net investment income to average net assets	0.29	%(d)
Ratio of expenses to average net assets(e)	1.58	%(d)
Portfolio turnover	17.87	%(c)

(a)	Fund commenced operations on September 24, 2007.

(b)	Less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Social Research and Action Update (unaudited)	March 31, 2008
The Walden Social Balanced and Walden Social Equity portfolios employ a multi-faceted approach to meeting the Funds’ social objectives. Proxy voting, social research, company engagement, public policy, and community development investing are all important components of the corporate change process. The Walden Funds are active in each of these social investment strategies. The Funds also seek to invest in companies that the Adviser believes are above average in their industry for environmental performance, employment practices, community relations, and product quality. The Funds avoid investing in companies that, to the Adviser’s knowledge earn significant revenues from tobacco, or gaming activities; earn significant revenues from the manufacture or sale of military weapons systems or firearms; have critical, direct involvement in nuclear power production; or significantly support human rights abuses.
Proxy Voting
Walden’s goal is to vote proxies of portfolio companies in the best long-term interest of mutual fund investors — an important fiduciary responsibility we take very seriously. Both the social and financial mandates of the portfolios are carefully considered in voting the proxies of Walden Fund companies. As examples, Walden generally votes in favor of proposals that request increased board independence on auditing and nominating committees, as well as those that request management to develop or strengthen a human rights policy. Walden’s Comprehensive Social Proxy Voting Guidelines, along with the annual proxy voting reports for the 12 months ended June 30, 2005, are available at http://www. waldenassetmgmt.com/social/proxyvoting.html.
Social Research and Action
Executive Pay
Convened in 2007, an investor network co-led by Walden and AFSCME and comprised of public pension funds, labor unions, foundations, religious institutions, money management firms and individual investors, is expanding its efforts to give shareholders an advisory vote on executive compensation practices. Increased accountability to shareholders annually through the proxy process, we believe, will help foster greater alignment between executive pay and performance. In 2008, nearly 100 companies are receiving nonbinding proxy resolutions requesting this governance reform, now considered by many experts to be a “best practice” standard regardless of a company’s compensation practices. Walden is leader of such resolutions at General Electric, Goldman Sachs, United Healthcare and Wells Fargo. Walden clients are filing with other companies including Occidental Petroleum and Exxon Mobil. We expect to build on the successful 2007 results, having seen these resolutions average over 40 percent support and eight earn the backing of a majority of shareholders.
Meanwhile, Walden, AFSCME and Pfizer continue to lead a Working Group on the Advisory Vote on Executive Compensation, which includes other institutional investors, governance experts and industry representatives. As a result of this collaboration, numerous companies are studying the advisory vote and a few, such as Verizon, have committed to implement the policy. Early this month, 150 representatives attended a Working Group sponsored roundtable including 40 companies, 20 shareholder groups, and 15 law firms and compensation experts. Participants were presented with research on implementing the advisory vote and improving communication with investors on executive compensation.
The cudgel has been taken up by the Presidential candidates. Harsh pronouncements on executive compensation are not the usual rhetoric of Republican office seekers but Senator McCain had this to say recently: “...I think it is unconscionable when the guy who apparently is the head of Countrywide and his co-conspirators make huge amounts of money while Americans are facing the threat of losing their homes” (The Wall Street Journal, April 7, 2008). Democratic Senator Obama has introduced the Shareholder Vote on Executive Compensation Act (S. 1181). While it has not yet been voted on, a companion bill passed in the House by a 2-1 margin of support. This legislation is consistent with the advisory vote on executive compensation which concerned shareholders have been seeking.
Action on Climate Risk
The recent United Nations Investor Summit on Climate Change brought together more than 250 organizations, including Walden, representing an approximated $20 trillion of managed assets, all looking to better understand the role climate change might play in their investment decisions. In an extraordinary display of investor concern, the conference focused on the risks and opportunities presented by climate change and the need for greater corporate disclosure around the issue.
Support from state and city treasurers, union leadership, foundations and investment firms may help convince the Securities Exchange Commission to issue guidance to companies about their responsibilities to provide data on climate change policies, programs, and impacts. As was emphasized many times during the conference, the lack of clear, comparable, quantitative metrics continues to be a significant roadblock in the development of investment strategies that incorporate climate change concerns. Part of the changed climate results from the Presidential campaign where all three candidates have put forth climate change policy proposals which differ significantly from that of the current Administration.
Resolutions Withdrawn Successfully
Of the 16 Walden-led shareholder resolutions in 2008, half have been withdrawn based on significant company progress. In the

Social Research and Action Update (unaudited) (cont.)	March 31, 2008
midst of round the clock media coverage of the U.S. presidential race that frequently highlights the influence of corporate lobbying, and with the help of the Center for Political Accountability, all four of our resolutions advocating political spending disclosure resulted in substantial new company commitments that led to their withdrawal. UPS’s board approved a new contributions policy, and along with Adobe, Praxair, and Texas Instruments, agreed to regular Web-based reporting, beginning in 2008, on policies, procedures, and oversight, as well as actual dollar contributions and recipients.
Resolutions requesting sustainability reports were withdrawn at Waters, Sigma Aldrich and Parkway Properties. Waters and Sigma Aldrich both prepared broad outlines for their planned reports detailing expected content in corporate governance, environment, products and customers, employees, and community sections. Parkway agreed to develop its first sustainability report and plans to include it in its 2008 annual report to shareholders. The latter approach has the benefit of fully integrating environmental, social and governance (ESG) reporting with financial reporting and, as such, emphasizes that ESG matters are important considerations for all investors.
Working with a coalition of human rights organizations and other investors focusing on financial institutions with significant investments in companies with strategic links to Sudan, a Walden-led resolution asked T. Rowe Price to report on how its investment policies address human rights. Since our December meeting with Chairman Rogers, T. Rowe Price has added to its website a Policy Statement on Corporate Responsibility, describing its integration of “extra-financial” factors into investment decisions. T. Rowe retained a third-party research provider to identify companies with significant exposure in Sudan to help its “investment professionals remain informed of additional risk factors unique to Sudan, such as reputation loss, product boycotts, or even divestiture campaigns.” Additionally, T. Rowe sold significant positions in targeted holdings, such as PetroChina, in its managed accounts. T. Rowe Price’s thoughtful response, along with its willingness to continue a dialogue, led us to withdraw the resolution.
Other Issues
Through an alliance with the National Gay & Lesbian Chamber of Commerce (NGLCC), UPS joined a small group of companies that have expanded supplier diversity programs to include lesbian, gay, bisexual and transgender (LGBT)-owned businesses. The UPS procurement and supplier diversity manager noted, “Partnering with NGLCC not only helps LGBT businesses grow by conducting business with UPS, but we also gain access to excellent suppliers.” Among other companies working with NGLCC to strengthen procurement practices are American Express, Cisco Systems, IBM, Intel and Wells Fargo.
An American International Group (AIG) company, Lexington Insurance, is piloting Upgrade to Green commercial insurance, a product supporting reconstruction and replacement of property that minimizes the environmental impact of insured buildings. Insurance coverage centers on measures that increase energy and water efficiency, indoor air quality and general sustainability, with the latter emphasizing use of rapidly renewable materials such as bamboo and eucalyptus in cabinets and flooring. This product is but one example of AIG’s evolving response to climate change. Through investments, insurance offerings, consulting services and policy positions, AIG has moved in a meaningful way since our first conversations with management on climate change nearly five years ago.
If you have any questions, comments, or changes in your financial and social investment related objectives, please feel free to contact Sarah Robinson or Linda Berkel on any administrative issues at 617-726-7249 or -7251, respectively; Heidi Soumerai, Meredith Benton, or Tim Smith on any issue related to your social objectives, at -7233, -7125, or -7155, respectively; or Ken Scott or Stephen Moody on any issue, at -7003 or -7254, respectively, or any of us via email using the naming convention 1stinitiallastname@ bostontrust.com, as in smoody@bostontrust.com.
The equities of the companies in bold-face in the above commentary were holdings of the Walden Funds as of March 31, 2008.
Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Walden Social Balanced Fund and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser.
Shares of the Fund are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Fund involve investment risks, including the possible loss of principal. Fund distributed by Foreside Distribution Services, L.P., Columbus, Ohio.
The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

Walden Social Balanced Fund
Manager Commentary by Stephen Moody
Economic and Market	Walden Social Equity Fund
Summary (unaudited)	Manager Commentary by Robert Lincoln
Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.
Market Performance and Summary
Our Investment Strategy for the Walden Social Balanced Fund
Our policy and practice has been to keep the Walden Social Balanced Fund’s equity allocation within an approximate range of 40% to 75% of total assets. Two factors are normally the primary drivers of our decision process: how cheap the stock market is and prospective economic conditions. When both are favorable, we tend to keep stock exposure high. When stock prices are high and prospective economic growth is weak or declining, we tend to move portfolios toward the lower end of the range. Neither of these factors prevails today. Prospective economic growth is weak or declining but equity valuations are reasonable and bond prices unreasonably high, that is to say, interest rates are unreasonably low given the long-term prospects for economic growth and inflation. Our decision over the past half-year or so has been to reduce the equity allocation from the peak end of the normal range toward the mid-point of that range, reflecting our greater concern about the economy. In hindsight, a greater reduction would have been better. We retained equity exposure above the mid-point of that policy range. This was primarily due to very reasonable valuation levels of stocks relative to both their long-term average, and relative to the low absolute level of interest rates. In our view, the mildness of the current recession, and our confidence in the quality of our equities (most especially their earnings growth prospects and their global character), also contributed to our decision. Without a significant change in the price level or the economic outlook, we are comfortable with the Fund’s current allocation and we believe the Fund’s investments are positioned accordingly; at period end 2008 close to 65% of total assets remained in stocks, with most of the balance in comparatively short-term bonds.
Our Investment Strategy for the Walden Social Equity Fund
The Walden Social Equity Fund is always well diversified. Nonetheless, we vary the distribution of holdings among market sectors based on our assessment of the relative risks and rewards offered by each. With an underweight in Finance and Technology and an overweight in Consumer Staples and Health Care, we anticipated that our sector policy is positioned for the economic developments of the coming months. Similarly, we expect that our equity style, which emphasizes companies with stable profitability, limited financial leverage, and high quality earnings, could cushion results in a market downturn.†
Especially important for investors over the next months will be the fate of financial stocks. They comprise approximately 17% of the S&P 500 Index1 and fared poorly at the onset of the credit crisis during the second half of 2007. During the period financial stocks swung widely, sometimes rising as a group more than five percent in a single day, often reversing those gains over the next day or two. By the end of first quarter 2008, the S&P 500 financial sector had declined 14%. Not surprisingly, some of the worst performers were those large institutions, whether banks, brokers, or insurance companies, that were revealed to be most exposed to subprime lending.
We are monitoring the developments in the financial sector especially closely. While we believe that the financial crisis should ease over the next months, and the steps taken by the Fed may prove effective, we continue to take a more cautious stand relative to this sector. Partly, this is a reflection of our long held preference for transparent and high quality financial characteristics. Even under the best of circumstances, it is difficult

†	Portfolio composition is subject to change.

[1]	The S&P 500 Stock Index is unmanaged and generally representative of the U.S. stock market as a whole. Investors cannot invest directly in an index.

Walden Social Balanced Fund
Manager Commentary by Stephen Moody
Economic and Market	Walden Social Equity Fund
Summary (unaudited) (cont.)	Manager Commentary by Robert Lincoln
to judge the financial quality of companies in this sector based on public financial statements. At this time of market, turmoil the challenge is especially great. Nonetheless, we expect the opportunities here to be substantial. We therefore will not hesitate to increase holdings of individual financial companies as we gain confidence that their balance sheets have stabilized and their valuations are compelling.
Finally, periods of market turmoil bring opportunities for long-term investors, and we believe this period is no different. Many good companies, those that continue to add value for shareholders and have kept their sights on the long term, are today available at attractive prices. With patience, their investors should also fare well. Our efforts today are focused on identifying such companies. We find many among those businesses expanding their global reach, often in the Industrial and Technology sectors. Within the Healthcare sector, many companies continue to prosper through innovation and cost saving efficiencies. Even among Energy companies, whose shares have risen sharply over the past three years, many superior values exist. Unless oil price drop dramatically over the coming years, many are well positioned to generate ample free cash flow and have little exposure to the credit issues plaguing the U.S. economy.†
Economic Summary & Outlook
Wall Street and most other financial centers around the globe experienced a harsh first quarter of 2008, with much of the damage centered in the credit markets. The developments included another $100 billion plus in subprime mortgage related asset write-downs by large financial firms; the cumulative total now exceeds $200 billion and more is sure to follow. The continuing debacle in subprime debt became a catalyst for a crisis in confidence in all but the highest quality fixed-income securities. During the period credit yield spreads for corporate issuers increased to the highest levels of the decade, and many so-called auction rate securities were rendered illiquid when sufficient bids did not materialize, even for dozens of issues that are of sound financial quality.
Predictably, the virtual cascade in relative market values for all but the highest quality debt instruments forced more hedge funds to liquidate. That the credit turmoil would also claim the life of Bear Stearns, one of the largest investment banks in the country, was not so easily foreseen and potentially far more dangerous. Indeed, the Federal Reserve (the “Fed”) intervention and support was essential to preclude the possibility of a series of defaults that would spiral through the entire financial system. Further, extraordinary financial losses were not confined to the United States. Many European banks also announced billions of dollars worth of mortgage related asset write-downs, and France’s Société Générale uncovered a single trading loss/fraud that exceeded $7 billion, the largest in recorded history.
The traditional definition of an economic recession is a decline in real Gross Domestic Product1 for a minimum of two consecutive calendar quarters. That sequence has yet to occur, but given the information in hand we believe an official declaration sometime during the summer (we suspect retroactive to a point in the recent past) seems inevitable. Once the existence of recession is accepted, the question always moves to how deep a decline we will experience.
In recent months, a combination of dire financial headlines, a weak housing market, and sharp increases in food and energy prices has depressed consumer confidence. In response, consumers began to moderate spending and increase aggregate savings. How long it will take to rebuild consumer confidence and balance sheets will depend primarily on future employment and income trends, which have begun to soften. The passage of time alone usually aids the consumer rebuilding process, as should recent government monetary and fiscal policy initiatives designed to stimulate economic activity. With respect to monetary policy, the Federal Reserve, in textbook fashion, has reduced interest rates sharply and provided much needed liquidity to the financial system by accepting often-unmarketable securities as collateral for loans from commercial banks. To ease the crisis atmosphere, the Fed also took an unprecedented but critical step when it agreed to purchase illiquid securities of questionable value as part of the Bear Stearns intervention. We believe that in our new financial system, which blurs lines between commercial and investment banks, the Fed had little choice.
Throughout the intervention process, the Fed has attempted to balance the dangers of moral hazard (defined in this case as government bail-outs of financial institutions that encourage even riskier business behavior in the future) with the need to protect the integrity of the financial system as a whole. On the fiscal side, in February Congress quickly approved a combination of tax rebates and spending bills. Congress is also in the midst

[1]	The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

†	Portfolio composition is subject to change.

Walden Social Balanced Fund
Manager Commentary by Stephen Moody
Economic and Market	Walden Social Equity Fund
Summary (unaudited) (cont.)	Manager Commentary by Robert Lincoln
of reviewing a number of options to help financially distressed homeowners with new mortgage guarantee programs. The fact that 2008 is an election year should hasten the debate process. Neither party wants to be viewed as the barrier to effective action. Using history as a guide, we should begin to see the economic benefits of these various stimulative policy initiatives by the end of the summer.†

Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.

Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.

†	Portfolio composition is subject to change.

Walden Social Balanced Fund
Investment Performance (unaudited)	March 31, 2008
Fund Net Asset Value: $11.90
Gross Expense Ratio: 1.17%*

	Annualized
	1 Year Ended	5 Years Ended	Since Inception
	3/31/08	3/31/08	June 20, 1999
Walden Social Balanced Fund*	5.30%	7.81%	4.04%
Lipper Mixed-Asset Target Allocation Growth Funds Average**	-2.32%	9.63%	3.47%
Standard & Poor’s 500 Stock Index***	-5.08%	11.32%	1.48%
Lehman Brothers Government/Credit Bond Index	8.35%	4.62%	6.40%
90-Day U.S. Treasury Bills***	3.69%	2.95%	3.26%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	Performance information is based on a Net Expense Ratio of 1.00%. The above gross expense ratio is from the Funds’ prospectus dated August 1, 2007. Additional information pertaining to the Funds’ expense ratios as of March 31, 2008 can be found in the financial highlights. Investment performance reflects contractual fee waivers and expense reimbursements. Without these fee waivers, the performance would have been lower.

**	The since inception performance data is calculated from June 17, 1999.

***	The since inception performance data is calculated from June 18, 1999.
The chart represents a historical investment of $10,000 in the Walden Social Balanced Fund from June 20, 1999, to March 31, 2008, and represents the reinvestment of dividends and capital gains in the Fund.
The Fund’s performance is compared to the Standard & Poor’s 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, the Lipper Mixed-Asset Target Allocation Growth Funds Average and the 90-Day U.S. Treasury Bill Total Return Index.
The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents. The Standard & Poor’s 500 Stock Index is unmanaged an generally representative of the U.S. stock market. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. government agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Mixed-Asset Target Allocation Growth Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index.
The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Walden Social Equity Fund
Investment Performance (unaudited)	March 31, 2008
Fund Net Asset Value: $12.54
Gross Expense Ratio: 1.15%*

	Annualized
	1 Year Ended	5 Years Ended	Since Inception
	3/31/08	3/31/08	June 20, 1999
Walden Social Equity Fund*	5.01%	10.59%	3.84%
Standard & Poor’s 500 Stock Index**	-5.08%	11.32%	1.48%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-282-8782 ext. 7050.

*	Performance information is based on a Net Expense Ratio of 1.00%. The above gross expense ratio is from the Funds’ prospectus dated August 1, 2007. Additional information pertaining to the Funds’ expense ratios as of March 31, 2008 can be found in the financial highlights. Investment performance reflects contractual fee waivers and expense reimbursements. Without these fee waivers, the performance would have been lower.

**	The since inception performance data being shown for the S&P 500 is calculated from June 18, 1999.
The chart represents a historical investment of $10,000 in the Walden Social Equity Fund from June 20, 1999, to March 31, 2008, and represents the reinvestment of dividends and capital gains in the Fund.
The Fund’s performance is compared to the Standard & Poor’s 500 Stock Index, which is an unmanaged index of stocks that measures the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.
The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Walden Social Balanced Fund
Schedule of Portfolio Investments	March 31, 2008

Security Description	Shares	Value ($)
Common Stocks (63.6%)
Consumer Discretionary (6.2%)
NIKE, Inc., Class B	7,000	476,000
Nordstrom, Inc.	7,000	228,200
Omnicom Group, Inc.	10,000	441,800
Staples, Inc.	21,000	464,310
Target Corp.	9,000	456,120

		2,066,430

Consumer Products (7.9%)
Alberto-Culver Co.	9,550	261,765
Colgate-Palmolive Co.	6,500	506,415
Costco Wholesale Corp.	6,400	415,808
General Mills, Inc.	5,000	299,400
PepsiCo, Inc.	7,800	563,160
Procter & Gamble Co.	8,000	560,560

		2,607,108

Energy (7.8%)
Apache Corp.	2,100	253,722
BG Group PLC, ADR	5,500	637,844
BP PLC, ADR	9,750	591,338
ConocoPhillips	5,400	411,534
Weatherford International Ltd.(a)	4,000	289,880
XTO Energy, Inc.	6,250	386,625

		2,570,943

Financial Services (9.2%)
American Express Co.	8,000	349,760
American International Group, Inc.	4,450	192,463
Bank of America Corp.	9,603	364,050
Northern Trust Corp.	5,700	378,879
State Street Corp.	6,300	497,700
T. Rowe Price Group, Inc.	11,000	550,000
The Goldman Sachs Group, Inc.	2,360	390,320
Wilmington Trust Corp.	11,000	342,100

		3,065,272

Health Care (11.1%)
Becton, Dickinson & Co.	4,000	343,400
C.R. Bard, Inc.	4,000	385,600
DENTSPLY International, Inc.	7,000	270,200
Johnson & Johnson, Inc.	6,000	389,220
Medtronic, Inc.	11,000	532,070
Novartis AG, ADR	6,500	332,995
Rouche Holdings Ltd.	5,000	472,423
Stryker Corp.	2,500	162,625
Teva Pharmaceutical Ltd., ADR	5,000	230,950
UnitedHealth Group, Inc.	4,000	137,440
Waters Corp.(a)	3,500	194,950
Zimmer Holdings, Inc.(a)	2,850	221,901

		3,673,774

Industrial Materials (3.4%)
Air Products & Chemicals, Inc.	2,400	220,800
AptarGroup, Inc.	9,000	350,370
Sigma-Aldrich Corp.	9,500	566,675

		1,137,845

Industrial Products and Services (8.3%)
3M Co.	7,500	593,625
ABB Ltd., Spon ADR	12,000	323,040
Donaldson Co., Inc.	7,000	281,960
Emerson Electric Co.	13,000	668,980
Expeditors International of Washington, Inc.	5,500	248,490
Illinois Tool Works, Inc.	9,000	434,070
W.W. Grainger, Inc.	2,800	213,892

		2,764,057

Information Technology (9.7%)
Cisco Systems, Inc.(a)	21,300	513,117
Corning, Inc.	9,000	216,360
EMC Corp.(a)	31,000	444,540

	Shares or
	Principal
Security Description	Amount ($)	Value ($)
Common Stocks, continued
Information Technology continued,
Hewlett-Packard Co.	10,500	479,430
Intel Corp.	9,000	190,620
Microsoft Corp.	19,750	560,505
Nokia Corp., ADR	14,900	474,267
SAP AG, ADR	7,000	346,990

		3,225,829

TOTAL COMMON STOCKS (Cost $17,574,770)		21,111,258

Corporate Bonds (1.0%)
Health Care (1.0%)
Abbott Laboratories, 5.60%, 5/15/11	300,000	318,731

TOTAL CORPORATE BONDS (Cost $303,829)		318,731

U.S. GOVERNMENT AGENCY OBLIGATIONS (31.5%)
Federal Farm Credit Bank
6.00%, 3/7/11	500,000	546,178
5.25%, 6/29/15	250,000	273,190
5.30%, 2/6/17	700,000	766,867
Federal Home Loan Bank
3.63%, 11/14/08	1,000,000	1,008,146
4.63%, 11/21/08	500,000	507,357
5.00%, 12/12/08	1,000,000	1,018,669
5.00%, 2/4/09	500,000	511,330
2.01%, 3/5/09 (b)	500,000	491,057
5.25%, 6/12/09	1,000,000	1,035,170
3.75%, 8/18/09	500,000	510,459
4.38%, 3/17/10	700,000	729,014
4.63%, 2/18/11	1,000,000	1,061,493
5.00%, 12/21/15	700,000	752,392
5.25%, 6/5/17	100,000	109,246
Government National Mortgage Association
6.50%, 2/15/32	13,572	14,168
6.50%, 5/15/32	102,186	106,670
6.00%, 7/15/34	164,464	170,002
6.00%, 10/15/36	230,770	238,540
Housing and Urban Development, 7.50%, 8/1/11	200,000	213,515
U.S. Treasury Inflation Protected Bonds, 3.00%, 7/15/12	300,000	397,527

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,099,462)		10,460,990

Certificates Of Deposit (0.6%)
1st Delta Federal Credit Union, 3.50%, 1/9/09 (c)	25,000	25,000
Central Appalachian Peoples Federal
Credit Union, 4.00%, 3/14/09 (c)	25,000	25,000
Community Capital Bank, 3.80%, 7/20/08 (c)	50,000	50,000
Shorebank Pacific Bank, 5.00%, 5/10/08 (c)	50,000	50,000
Vermont Development Credit, 3.75%, 7/13/09 (c)	50,000	50,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $200,000)		200,000

Investment Company (2.8%)
Victory Federal Money Market, Investor Shares (Cost $909,677)	909,677	909,677

Total Investments (Cost $29,087,738) — 99.5%		33,000,656
Other assets in excess of liabilities — 0.5%		181,201

NET ASSETS — 100.0%		$33,181,857

(a)	Non-income producing security.

(b)	Rate represents the effective yield at purchase.

(c)	Fair valued security. These securities represent 0.60% of net assets as of March 31, 2008.

ADR	American Depositary Receipt

PLC	Public Limited Co.
See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund

Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments, at value (cost $29,087,738)	$33,000,656
Receivable for matured securities	50,000
Interest and dividends receivable	145,003
Receivable for capital shares issued	16,630
Prepaid expenses and other assets	5,545

Total Assets	33,217,834

Liabilities:
Payable for capital shares redeemed	4,000
Accrued expenses and other liabilities:
Investment adviser	18,284
Chief compliance officer	199
Administration	953
Custodian	1,296
Transfer agent	3,000
Other	8,245

Total Liabilities	35,977

Net Assets	$33,181,857

Composition of Net Assets:
Capital	$28,801,848
Accumulated net investment income	150,639
Accumulated net realized gains from investment transactions	316,452
Unrealized appreciation from investments	3,912,918

Net Assets	$33,181,857

Shares outstanding (par value $0.001, unlimited number of shares authorized)	2,789,520

Net Asset Value, Offering Price and Redemption Price per share	$11.90

Statement of Operations
For the year ended March 31, 2008

Investment Income:
Interest	$425,032
Dividends	390,301

Total Investment Income	815,333

Expenses:
Investment adviser	242,677
Accounting	4,549
Administration	64,714
Trustee	3,819
Custodian	7,724
Transfer agency	18,000
Chief compliance officer	2,346
Other	32,310

Total expenses before fee reductions	376,139
Fees voluntarily reduced by the administrator	(18,238)
Fees contractually reduced by the investment adviser	(34,901)

Net Expenses	323,000

Net Investment Income	492,333

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	908,914
Change in unrealized appreciation/(depreciation) from investments	122,348

Net realized/unrealized gains from investments	1,031,262

Change in net assets from operations	$1,523,595

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2008	March 31, 2007
Investment Activities:
Operations:
Net investment income	$492,333	$448,189
Net realized gains from investment transactions	908,914	882,424
Change in unrealized appreciation from investments	122,348	117,273

Change in net assets from operations	1,523,595	1,447,886

Dividends:
Net investment income	(463,640)	(421,442)
Net realized gains from investment transactions	(1,085,395)	(365,857)

Change in net assets from shareholder dividends	(1,549,035)	(787,299)

Capital Share Transactions:
Proceeds from shares issued	4,179,191	1,835,914
Dividends reinvested	1,540,486	780,689
Cost of shares redeemed	(2,156,665)	(3,354,627)

Change in net assets from capital share transactions	3,563,012	(738,024)

Change in net assets	3,537,572	(77,437)

Net Assets:
Beginning of year	29,644,285	29,721,722

End of year	$33,181,857	$29,644,285

Share Transactions:
Issued	335,669	157,608
Reinvested	123,436	66,160
Redeemed	(174,513)	(286,504)

Change in shares	284,592	(62,736)

Accumulated net investment income	$150,639	$121,946

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.83	$11.58	$11.08	$10.71	$9.13

Investment Activities:
Net investment income	0.19	0.18	0.18	0.13	0.13
Net realized and unrealized gains (losses) from investments	0.46	0.38	0.49	0.37	1.59

Total from investment activities	0.65	0.56	0.67	0.50	1.72

Dividends:
Net investment income	(0.17)	(0.17)	(0.17)	(0.13)	(0.14)
Net realized gains from investments	(0.41)	(0.14)	—	—	—

Total Dividends	(0.58)	(0.31)	(0.17)	(0.13)	(0.14)

Net Asset Value, End of Period	$11.90	$11.83	$11.58	$11.08	$10.71

Total Return	5.30%	4.85%	6.06%	4.62%	18.91%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$33,182	$29,644	$29,722	$28,121	$24,410
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.52%	1.52%	1.49%	1.26%	1.38%
Ratio of expenses to average net assets(a)	1.16%	1.17%	1.18%	1.26%	1.26%
Portfolio turnover	38.99%	28.57%	41.14%	21.15%	26.47%

(a)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Walden Social Equity Fund
Schedule of Portfolio Investments	March 31, 2008

Security Description	Shares	Value ($)
Common Stocks (98.0%)
Communication Services (2.7%)
AT&T, Inc.	18,600	712,380
Verizon Communications, Inc.	18,700	681,615

		1,393,995

Consumer Discretionary (8.3%)
NIKE, Inc., Class B	20,700	1,407,600
Nordstrom, Inc.	15,000	489,000
Omnicom Group, Inc.	20,600	910,108
Staples, Inc.	29,200	645,612
Target Corp.	16,900	856,492

		4,308,812

Consumer Products (13.3%)
Alberto-Culver Co.	30,850	845,599
Colgate-Palmolive Co.	14,600	1,137,486
Costco Wholesale Corp.	20,550	1,335,133
General Mills, Inc.	12,300	736,524
PepsiCo, Inc.	16,700	1,205,740
Procter & Gamble Co.	16,750	1,173,672
Sysco Corp.	15,800	458,516

		6,892,670

Energy (13.8%)
Apache Corp.	14,000	1,691,480
BG Group PLC, ADR	12,000	1,391,660
BP PLC, ADR	15,700	952,205
ConocoPhillips	12,625	962,151
Weatherford International Ltd.(a)	10,000	724,700
XTO Energy, Inc.	23,375	1,445,978

		7,168,174

Financial Services (11.4%)
American Express Co.	22,075	965,119
American International Group, Inc.	10,000	432,500
Bank of America Corp.	12,700	481,457
Cincinnati Financial Corp.	6,845	260,384
Northern Trust Corp.	14,300	950,521
State Street Corp.	7,400	584,600
T. Rowe Price Group, Inc.	25,300	1,265,000
The Goldman Sachs Group, Inc.	3,200	529,248
Wilmington Trust Corp.	13,650	424,515

		5,893,344

Health Care (14.8%)
Becton, Dickinson & Co.	10,300	884,255
C.R. Bard, Inc.	9,300	896,520
DENTSPLY International, Inc.	16,800	648,480
Johnson & Johnson, Inc.	17,700	1,148,199
Medtronic, Inc.	25,000	1,209,250
Novartis AG, ADR	12,400	635,252
Rouche Holdings Ltd.	7,000	661,392
Stryker Corp.	10,300	670,015
Waters Corp.(a)	5,200	289,640
Zimmer Holdings, Inc.(a)	8,300	646,238

		7,689,241

Industrial Materials (6.2%)
Air Products & Chemicals, Inc.	9,400	864,800
AptarGroup, Inc.	25,900	1,008,287
Sigma-Aldrich Corp.	22,875	1,364,494

		3,237,581

Security Description	Shares	Value ($)
Common Stocks, continued
Industrial Products and Services (13.9%)
3M Co.	9,975	789,521
ABB Ltd., ADR	29,250	787,410
Donaldson Co., Inc.	20,800	837,824
Emerson Electric Co.	26,175	1,346,966
Expeditors International of Washington, Inc.	12,700	573,786
Eaton Corp.	7,325	583,583
Illinois Tool Works, Inc.	23,800	1,147,874
United Parcel Service, Inc., Class B	5,000	365,100
W.W. Grainger, Inc.	10,475	800,185

		7,232,249

Information Technology (13.6%)
Automatic Data Processing, Inc.	10,000	423,900
Cisco Systems, Inc.(a)	50,000	1,204,500
Corning, Inc.	26,000	625,040
EMC Corp.(a)	52,500	752,850
Hewlett-Packard Co.	20,000	913,200
Microsoft Corp.	41,800	1,186,284
Nokia Corp., ADR	36,300	1,155,429
SAP AG, ADR	15,700	778,249

		7,039,452

TOTAL COMMON STOCKS (Cost $40,697,891)		50,855,518

Investment Company (1.9%)
Victory Federal Money Market,
Investor Shares (Cost 990,471)	990,471	990,471

Total Investments (Cost $41,688,362) — 99.9%		51,845,989
Other assets in excess of liabilities — 0.1%		57,430

NET ASSETS — 100.0%		$51,903,419

(a)	Non-income producing security.

ADR	American Depositary Receipt

PLC	Public Limited Co.
See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments, at value (cost $41,688,362)	$51,845,989
Interest and dividends receivable	78,140
Receivable for capital shares issued	18,592
Prepaid expenses and other assets	3,665

Total Assets	51,946,386

Liabilities:
Payable for capital shares redeemed	3,812
Accrued expenses and other liabilities:
Investment adviser	14,860
Chief compliance officer	321
Administration	1,487
Custodian	2,268
Transfer agent	6,600
Shareholder service	524
Other	13,095

Total Liabilities	42,967

Net Assets	$51,903,419

Composition of Net Assets:
Capital	$41,155,035
Accumulated net investment income	111,149
Accumulated net realized gains from investment transactions	479,608
Unrealized appreciation from investments	10,157,627

Net Assets	$51,903,419

Shares outstanding (par value $0.001, unlimited number of shares authorized)	4,140,569

Net Asset Value, Offering Price and Redemption Price per share	$12.54

Statement of Operations
For the year ended March 31, 2008

Investment Income:
Dividends	$831,296

Total Investment Income	831,296

Expenses:
Investment adviser	392,795
Accounting	2,916
Administration	104,746
Shareholder service	1,546
Trustee	6,138
Custodian	12,531
Transfer agency	45,682
Chief compliance officer	3,847
Other	46,800

Total expenses before fee reductions	617,001
Fees voluntarily reduced by the administrator	(29,595)
Fees contractually reduced by the investment adviser	(64,706)

Net Expenses	522,700

Net Investment Income	308,596

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	1,534,792
Change in unrealized appreciation/(depreciation) from investments	553,617

Net realized/unrealized gains from investments	2,088,409

Change in net assets from operations	$2,397,005

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	March 31, 2008	March 31, 2007

Investment Activities:
Operations:
Net investment income	$308,596	$333,713
Net realized gains from investment transactions	1,534,792	1,543,009
Change in unrealized appreciation from investments	553,617	735,704

Change in net assets from operations	2,397,005	2,612,426

Dividends:
Net investment income	(297,927)	(337,003)
Net realized gains from investment transactions	(1,341,018)	(1,508,255)

Change in net assets from shareholder dividends	(1,638,945)	(1,845,258)

Capital Share Transactions:
Proceeds from shares issued	8,249,608	6,458,508
Dividends reinvested	1,599,563	1,806,032
Cost of shares redeemed	(8,576,512)	(7,870,614)

Change in net assets from capital share transactions	1,272,659	393,926

Change in net assets	2,030,719	1,161,094

Net Assets:
Beginning of year	49,872,700	48,711,606

End of year	$51,903,419	$49,872,700

Share Transactions:
Issued	640,227	522,098
Reinvested	119,015	146,951
Redeemed	(670,383)	(644,853)

Change in shares	88,859	24,196

Accumulated net investment income	$111,149	$100,480

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

Financial Highlights
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$12.31	$12.09	$11.34	$10.85	$8.24

Investment Activities:
Net investment income	0.08	0.07	0.09	0.08	0.04
Net realized and unrealized gains from investments	0.57	0.61	0.74	0.48	2.61

Total from investment activities	0.65	0.68	0.83	0.56	2.65

Dividends:
Net investment income	(0.08)	(0.08)	(0.08)	(0.07)	(0.04)
Net realized gains from investments	(0.34)	(0.38)	—	—	—

Total Dividends	(0.42)	(0.46)	(0.08)	(0.07)	(0.04)

Net Asset Value, End of Period	$12.54	$12.31	$12.09	$11.34	$10.85

Total Return	5.01%	5.62%	7.32%	5.18%	32.14%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$51,903	$49,873	$48,712	$45,287	$40,446
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.59%	0.68%	0.70%	0.75%	0.45%
Ratio of expenses to average net assets(a)	1.18%	1.15%	1.12%	1.15%	1.16%
Portfolio turnover	44.67%	25.50%	29.11%	15.89%	22.33%

(a)	During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.
See Notes to Financial Statements

Notes to Financial Statements	March 31, 2008

1.	Organization:

The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following Boston Trust Funds and Walden Funds (individually a “Fund,” collectively the “Funds”):

Fund	Short Name
Boston Trust Balanced Fund	Balanced Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Small Cap Fund	Small Cap Fund
Boston Trust Midcap Fund	Midcap Fund
Walden Social Balanced Fund	Social Balanced Fund
Walden Social Equity Fund	Social Equity Fund
The Midcap Fund commenced operations on September 24, 2007. Financial statements for all other series of the Group are published separately.

Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group enters into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith using procedures approved by the Group’s Board of Trustees.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group’s Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Group’s Board of Trustees.

Investments in money market funds are valued at net asset value per share.

Accounting Pronouncements:

Effective September 30, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Funds’ net assets or result of operations.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
Continued

Notes to Financial Statements	March 31, 2008

Security Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses:

Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

Use of Estimates:

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Funds. Dividends from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3.	Related Party Transactions:

Investment Adviser:

The Funds and Boston Trust Investment Management, Inc. (the “Adviser”) are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers (see below):

Fund	Fee Rate
Balanced Fund	0.75%
Equity Fund	0.75
Small Cap Fund	0.75
Midcap Fund	0.75
Social Balanced Fund	0.75
Social Equity Fund	0.75
Administration:

Effective August 1, 2007, BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or the “Administrator”), the Fund’s administrator, was re-named Citi Fund Services Ohio, Inc. (“CFSO”) following the acquisition of The BISYS Group, Inc., the parent company of BISYS Ohio, by a subsidiary of Citibank N.A. (“Citi”).

Prior to August 1, 2007, BISYS Ohio, a wholly owned subsidiary of the BISYS Group, Inc. served the Funds as administrator. Certain officers and trustees of the Group were affiliated with BISYS Ohio and such officers currently are affiliated with CFSO. Such persons were paid no fees directly by the Funds for serving as officers and trustees of the Group, with the exception of the Chief Compliance Officer. Under the terms of the administration agreement with the Funds, BISYS Ohio received and CFSO receives an annual fee before voluntary fee reductions, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%.

Under a Compliance Services Agreement between the Funds and BISYS Ohio (the “CCO Agreement”), BISYS Ohio made, and CFSO now makes, an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, BISYS Ohio also provided, and CFSO currently provides, infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio and CFSO $27,228 for the year ended March 31, 2008, plus certain out of pocket expenses. BISYS Ohio and CFSO paid the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

Distribution:

Foreside Distribution Services, L.P., (“Foreside”), a wholly owned subsidiary of Foreside Financial Group, Inc., serves as the Funds’ distribution agent.

Prior to August 1, 2007, BISYS Fund Services Limited Partnership (“BISYS”) served as principal underwriter and distributor of the Funds’ shares. Effective August 1, 2007, the Board of Trustees of the Funds approved a new distribution agreement with Foreside, under which Foreside assumed certain services previously performed by BISYS. Foreside is not affiliated with Citi, CFSO or the Adviser. As of March 31, 2008, Foreside did not charge the Funds for distribution services.
Continued

Notes to Financial Statements	March 31, 2008

Custodian, Transfer Agency, and Fund Accounting:

Boston Trust & Investment Management Company acts as the Funds’ custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. CSFO provides fund accounting services for the Funds. For these services to the Funds, CSFO receives an annual fee accrued daily and paid monthly, which are accrued and included with administration fees within the Funds’ Statement of Operations.

Effective August 1, 2007, BISYS Ohio, the Fund’s fund accounting agent, was re-named CFSO following the acquisition of The BISYS Group, Inc., the parent company of BISYS Ohio, by a subsidiary of Citibank N.A. (“Citi”).

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit each Fund’s aggregate annual operating expenses to 1.00% (1.25% for the Boston Trust Small Cap Fund) of the average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for year ended March 31, 2008, the Adviser reimbursed fees in the amount of $38,090, $29,881, $0, $38,046, $34,901 and $64,706 for the Balanced Fund, Equity Fund, Small Cap Fund, Midcap Fund, Social Balanced Fund and Social Equity Fund respectively. As of March 31, 2008, the Adviser may recoup $99,618, $85,449, $25,723, $38,046, $107,613 and $142,524 from the Funds as follows:

Fund	Amount	Expires	Fund	Amount	Expires
Balanced Fund	$41,828	2009	Social Balanced Fund	$38,056	2009
	19,700	2010		34,656	2010
	38,090	2011		34,901	2011
Equity Fund	26,932	2009	Social Equity Fund	32,149	2009
	28,636	2010		45,669	2010
	29,881	2011		64,706	2011
Small Cap Fund	6,048	2009
	19,675	2010
Midcap Fund	38,046	2011
CFSO has agreed to reduce its administrative fees. For the year ended March 31, 2008, CFSO (f/k/a BISYS Ohio) voluntarily waived fees in the amount of $103,430, $37,447, $16,762, $4,054, $18,238 and $29,595 for the Balanced Fund, Equity Fund, Small Cap Fund, Midcap Fund, Social Balanced Fund and Social Equity Fund respectively.

4.	Conversion of Common Trust Fund:

On September 24, 2007, net assets of the Common Trust Fund managed by Boston Trust Investment Management, Inc. were exchanged in a tax-free conversion for Institutional shares of the corresponding Boston Trust Funds. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date:

				Net Asset
	Common Trust	Shares	Net Assets	Value Per	Unrealized
September 24, 2007	Fund Shares	Issued	Converted	Share Issued	Appreciation
Boston Trust Midcap Fund	378,154	1,330,441	$13,304,459	$10.00	$4,472,664
5.	Purchases and Sales of Securities:

Purchases of and proceeds from sales, excluding short-term securities and U.S. Government securities, for the Funds for the year ended March 31, 2008, totaled:

Fund	Purchases	Sales
Balanced Fund	$65,593,105	$59,056,990
Equity Fund	18,665,488	15,321,812
Small Cap Fund	15,223,416	5,579,173
Midcap Fund	3,141,678	2,383,562
Social Balanced Fund	12,400,839	12,036,059
Social Equity Fund	23,007,317	22,993,815
6.	Federal Income Tax Information:

At March 31, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net
				Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Balanced Fund	$141,154,393	$48,209,831	$(2,997,017)	$45,212,814
Equity Fund	45,248,968	21,722,588	(1,960,822)	19,761,766
Small Cap Fund	28,718,226	5,589,487	(3,890,296)	1,699,191
Midcap Fund	9,964,855	3,852,692	(404,625)	3,448,067

Social Balanced Fund	29,126,504	4,612,492	(738,340)	3,874,152
Social Equity Fund	41,694,409	11,628,061	(1,476,481)	10,151,580

Notes to Financial Statements	March 31, 2008

The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

	Distributions paid from
		Net
		Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Balanced Fund	$2,580,508	$5,624,715	$8,205,223	$—	$8,205,223
Equity Fund	392,184	1,383,315	1,775,499	—	1,775,499
Small Cap Fund	493,692	870,734	1,364,426	—	1,364,426
Midcap Fund	6,592	92,184	98,776	—	98,776

Social Balanced Fund	463,640	1,085,395	1,549,035	—	1,549,035
Social Equity Fund	306,240	1,332,705	1,638,945	—	1,638,945

The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

	Distributions paid from
		Net
		Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Balanced Fund	$2,331,846	$7,357,577	$9,689,423	$—	$9,689,423
Equity Fund	337,514	1,077,222	1,414,736	—	1,414,736
Small Cap Fund	28,154	316,594	344,748	—	344,748

Social Balanced Fund	431,437	355,862	787,299	—	787,299
Social Equity Fund	527,458	1,317,800	1,845,258	—	1,845,258

As of March 31, 2008 the components of accumulated earnings on a tax basis was as follows:

		Undistributed		Accumulated
	Undistributed	Long-Term Capital	Accumulated	Capital and Other	Unrealized	Total Accumulated
	Ordinary Income	Gains	Earnings	Losses	Appreciation[2]	Earnings (Deficit)

Balanced Fund	$869,884	$4,167,700	$5,037,584	$—	$45,212,814	$50,250,398
Equity Fund	119,054	—	119,054	(12,109)	19,761,766	19,868,711
Small Cap Fund	12,228	252,171	264,399	—	1,699,191	1,963,590
Midcap Fund	14,816	—	14,816	(110,410)	3,448,067	3,352,473

Social Balanced Fund	163,791	342,066	505,857	—	3,874,152	4,380,009
Social Equity Fund	111,149	485,655	596,804	—	10,151,580	10,748,384

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

[2]	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to: tax deferral of losses on wash sales.
Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending March 31, 2009:

Post-October Loss
Equity Fund	$12,109
Midcap Fund	110,410
As of March 31, 2008, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

	Accumulated net
	investment	Accumulated net
	income (loss)	realized gains	Paid in capital

Small Cap Fund	$(20,760)	$20,760	$—

Midcap Fund	448	—	(448)

Report of Independent Registered Public Accounting Firm
The Board of Trustees and Shareholders of The Boston Trust Funds:
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Boston Trust Funds (comprised of the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Mid Cap Equity Fund, Boston Trust Small Cap Equity Fund, Walden Social Balanced Fund, and Walden Social Equity Fund) (collectively, the “Funds”) (six of the funds constituting the Coventry Group), as of March 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the three years or periods in the period ended March 31, 2006, were audited by other auditors. Those auditors expressed an unqualified opinion on those highlights in their report dated April 28, 2006.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Boston Trust Funds at March 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.
Columbus, Ohio
May 22, 2008

Supplementary Information (unaudited)	March 31, 2008

Federal Income Tax Information:
During the fiscal year ended March 31, 2008, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Balanced Fund	$5,624,715
Equity Fund	1,383,315
Small Cap Fund	870,734
Midcap Fund	92,184
Social Balanced Fund	1,085,395
Social Equity Fund	1,332,705
For the fiscal year ended March 31, 2008, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions
Received Deduction
Balanced Fund	65.24%
Equity Fund	100.00%
Small Cap Fund	83.28%
Midcap Fund	100.00%
Social Balanced Fund	59.19%
Social Equity Fund	100.00%
For the fiscal year ended March 31, 2008, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in coniunction with vour 2008 Form 1099-DIV.

Qualified
Dividend Income
Balanced Fund	67.44%
Equity Fund	100.00%
Small Cap Fund	83.14%
Midcap Fund	100.00%
Social Balanced Fund	67.62%
Social Equity Fund	100.00%
Table of Shareholder Expenses:
As a shareholder of the Boston Trust Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*	Expense Ratio During Period
	10/1/07	3/31/08	10/1/07 - 3/31/08	10/1/07 - 3/31/08

Balanced Fund	$1,000.00	$962.03	$4.91	1.00%
Equity Fund	1,000.00	914.10	4.79	1.00%
Small Cap Fund	1,000.00	912.80	5.26	1.10%
Midcap Fund	1,000.00	912.20	4.78	1.00%

Social Balanced Fund	1,000.00	968.60	4.92	1.00%
Social Equity Fund	1,000.00	944.90	4.86	1.00%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that apear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*	Expense Ratio During Period
	10/1/07	3/31/08	10/1/07 - 3/31/08	10/1/07 - 3/31/08

Balanced Fund	$1,000.00	$1,020.00	$5.05	1.00%
Equity Fund	1,000.00	1,020.00	5.05	1.00%
Small Cap Fund	1,000.00	1,019.50	5.55	1.10%
Midcap Fund	1,000.00	1,020.00	5.05	1.00%

Social Balanced Fund	1,000.00	1,020.00	5.05	1.00%
Social Equity Fund	1,000.00	1,020.00	5.05	1.00%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Continued

Supplementary Information (unaudited)	March 31, 2008

Tabular Summary of Schedules of Investments:
The Boston Trust Funds invested, as a percentage of net assets, in the following industries as of March 31, 2008.
Boston Trust Balanced Fund

Security Allocation
for the Schedule of	Percentage of
Portfolio Investments	Net Assets

U.S. Gov’t Agency Obligations	31.2%
Industrial Prod & Srvcs	10.2%
Energy	9.6%
Consumer Products	8.8%
Health Care	8.7%
Financial Services	8.5%
Information Technology	7.6%
Consumer Discretionary	6.2%
Industrial Materials	3.8%
Investment Companies	3.6%
Municipal Bonds	2.4%
Corporate Bonds	1.1%
Other	-1.7%

Total	100.0%

Boston Trust Equity Fund

Security Allocation
for the Schedule of	Percentage of
Portfolio Investments	Net Assets

Industrial Prod & Srvcs	17.8%
Energy	14.2%
Financial Services	13.8%
Consumer Products	12.2%
Information Technology	11.1%
Health Care	11.0%
Consumer Discretionary	10.0%
Industrial Materials	6.6%
Investment Companies	2.1%
Communication Svcs	1.1%
Other	0.1%

Total	100.0%

Boston Trust Small Cap Fund

Security Allocation
for the Schedule of	Percentage of
Portfolio Investments	Net Assets

Industrial Prod & Srvcs	18.8%
Health Care	14.4%
Consumer Discretionary	14.3%
Information Technology	14.2%
Financial Services	13.3%
Energy	6.7%
Investment Companies	6.0%
Utilities	4.5%
Consumer Products	3.9%
Industrial Materials	3.9%

Total	100.0%

Boston Trust Midcap Fund

Security Allocation
for the Schedule of	Percentage of
Portfolio Investments	Net Assets

Industrial Prod & Srvcs	17.6%
Health Care	16.2%
Information Technology	11.9%
Financial Services	11.6%
Consumer Products	10.1%
Industrial Materials	9.3%
Energy	7.7%
Consumer Discretionary	7.2%
Investment Companies	4.2%
Utilities	2.4%
Telecommunications	1.6%
Other	0.2%

Total	100.0%

The Boston Trust (Walden) Funds invested, as a percentage of net assets, in the following industries as of March 31, 2008.
Walden Social Balanced Fund

Security Allocation for the	Percentage of
Schedule of Portfolio Investments	Net Assets

U.S. Government Agency Obligations	31.5%
Health Care	11.1%
Information Technology	9.7%
Financial Services	9.2%
Industrial Products and Services	8.3%
Consumer Products	7.9%
Energy	7.8%
Consumer Discretionary	6.2%
Industrial Materials	3.4%
Investment Company	2.8%
Corporate Bonds	1.0%
Certificates of Deposit	0.6%
Other	0.5%

Total	100.0%

Walden Social Equity Fund

Security Allocation for the	Percentage of
Schedule of Portfolio Investments	Net Assets

Health Care	14.8%
Industrial Products and Services	13.9%
Energy	13.8%
Information Technology	13.6%
Consumer Products	13.3%
Financial Services	11.4%
Consumer Discretionary	8.3%
Industrial Materials	6.2%
Communication Services	2.7%
Investment Company	1.9%
Other	0.1%

Total	100.0%

Other Information:
A description of the policies and procedures that the Funds’ use to determine how to vote proxies related to portfolio securities is available (I) without charge, upon request, by calling 1-800-282-8782 ext. 7050 and (ii) on the Securities and Exchange Commission’s (“Commission”) web-site at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050 and (ii) on the Commission’s website at http://www.sec.gov.
The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year of Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.
Continued

Supplementary Information (unaudited)	March 31, 2008

The annual consideration by the board of trustees of the continuation of the investment advisory agreement between boston trust investment management, inc. (The “adviser”) and boston trust balanced fund, boston trust equity fund, boston trust small cap fund, boston trust midcap fund, walden social balanced fund and walden social equity fund (the “funds”)
Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Adviser be renewed annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Funds or of the Adviser (“Independent Trustees”). It is the duty of the Board of Trustees to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board of Trustees considered the continuation of the Investment Advisory Agreement at an in-person meeting held on February 28, 2008. The Board of Trustees requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Funds and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of the Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (ix) the effect of any fee waivers and expense reimbursements made by the Adviser.
At the meeting on February 28, 2008, the Board of Trustees engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met with a representative of the Adviser and reviewed the information and data listed above. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations. The Board reviewed the performance of the Funds from inception through December 31, 2007, comparing the performance to various indices and, in the case of the Boston Trust Balanced Fund and the Walden Social Balanced Fund, a composite index comprised of stock, bond and money market indices. The Boston Trust Funds and the Walden Funds generally outperformed their respective indices for the one-year period ended December 31, 2007, while the Walden Socially Responsible Fund, the Walden Social Equity Fund, the Boston Trust Small Cap Fund and the Boston Trust Midcap Fund each also outperformed their respective indices from inception through December 31, 2007. The Board also observed that the Boston Trust Midcap Fund’s since inception performance is a short-term measure because it commenced operations as a mutual fund September 24, 2007. The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds, as well as plans for the continued growth of each Fund. Based upon the short-term and long-term performance of the Funds, the Board concluded that performance of the Funds is within a range of reasonable expectations.
Turning to the level of the advisory fees paid by the Funds, the Board reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data for comparable funds. The Board noted that, with the exception of the Boston Trust Balanced Fund, the advisory fee for each Fund, both before and after expense waivers and/or reimbursements, compares favorably with the industry average for comparable funds. The advisory fee for the Boston Trust Balanced Fund is only slightly above the industry average and well below the industry high. The Board also noted that the total operating expenses for each of the Funds are lower than the industry average after expense waivers and/or reimbursements. The Board noted that the Adviser would consider advisory fee breakpoints in the future, but did not think that, based on current Fund sizes, that current economics made fee breakpoints possible at this time. Having considered the above factors in assessing Fund advisory fees and expense ratios, the Board concluded that fee and expense levels were reasonable.
The Board gave careful consideration to the range of investment advisory services provided by the Adviser to the Funds and the level and quality of these services. The Board reviewed the Adviser’s organizational structure for its twelve person staff, the Adviser’s investment philosophy and portfolio construction process, its fixed income approach and its brokerage policies. The Board noted the experience and the capabilities of the Adviser’s personnel, as well as the high quality of the reports and other materials received from the Adviser. In addition, with respect to the Walden Social Balanced Fund and the Walden Social Equity Fund, the Board noted the manner in which the Adviser utilizes the services of its affiliate, Walden Asset Management, to assist the Adviser with socially responsible investment strategies that it employs in these two Funds. Such services include shareholder advocacy, proxy voting and other social initiatives. The Board also reviewed the manner in which the Adviser compensates its affiliate from its own resources for such services. Further, the Board considered the use of Boston Trust & Investment Management Company as custodian for the Funds and the benefit to the Funds and the Adviser resulting from such use.
The Board then reviewed financial information collected from the income statements of the Adviser concerning the cost to the Adviser of providing services to the Funds and the overall profitability to the Adviser of its relationship with the Funds. The Board noted that the Adviser’s relationship with the Funds was profitable in spite of the revenue reducing effects of both an Expense Limitation Agreement with the Funds and the waiver of a portion of the advisory fee attributable to investments in the Funds by bank trust accounts.
Continued

Supplementary Information (unaudited)	March 31, 2008

In reaching its conclusions with respect to the continuation of the Investment Advisory Agreement, the Board of Trustees did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced their decision-making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Funds and the level of Fund expenses as being important elements of their consideration. The Board took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited, which the Board noted benefits shareholders in each of the Funds. The Trustees took further notice of the fact that the Adviser has undertaken to continue the Expense Limitation Agreement for each of the Funds for the current fiscal year. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

Information about Trustees and Officers (unaudited)	March 31, 2008

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-877-942-8434.

		Term of Office*		Number of Funds
	Positions(s) Held	and Length of		in Fund Complex	Other Directorships
Name, Age	with the Funds	Time Served	Principal Occupation(s) During Past Five Years	Overseen by Trustee	Held by Trustee

INDEPENDENT TRUSTEES

Maurice G. Stark Date of Birth: 9/23/1935	Trustee	Since 1992	Consultant to Battelle Memorial Institute (non-profit research group), January, 1995 to present.	11	The Coventry Funds Trust

Michael M. Van Buskirk Date of Birth: 2/22/1947	Trustee	Since 1992	President and Chief Executive Officer, Ohio Bankers League, May, 1991 to present.	11	The Coventry Funds Trust

Diane Armstrong Date of Birth: 7/2/1964	Trustee	Since 2004	Principal of King, Dodson Armstrong Financial Advisors, Inc. August, 2003 to present; Director of Financial Planning, Hamilton Capital Management, April, 2000 to August, 2003.	11	The Coventry Funds Trust

Dr. James Woodward Date of Birth: 11/24/1939	Trustee	Since 2006	Chancellor Emeritus, University of North Carolina at Charlotte, August, 2005 to present; Chancellor, University of North Carolina at Charlotte. July, 1989 to July, 2005.	11	The Coventry Funds Trust

Walter B. Grimm Date of Birth: 6/3/1945	Trustee	Since 1996	President, Leigh Investments, Inc., November 2005 to present; Employee BISYS Fund Services Ohio, Inc. June, 1992 to October, 2005	11	The Coventry Funds Trust, Performance Funds Trust

OFFICERS WHO ARE NOT TRUSTEES

C. David Bunstine Date of Birth: 7/30/1965	President	Since 2007	Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), November 1999 to present.

Robert W. Silva Date of Birth: 8/15/1966	Treasurer	Since 2008	Senior Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), September, 2007 to present; Assistant Vice President, Citizens Advisers, Inc., May, 2002 to August, 2007.

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Since 2007	Senior Vice President-Regulatory Administration Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), May, 1995 to present.

Eric B. Phipps ** Date of Birth: 6/20/1971	Chief Compliance Officer	Since 2006	Vice President Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), June, 2006 to present. Staff Accountant United States Securities and Exchange Commission October, 2004 to May, 2006. Director of Compliance BISYS Fund Services Ohio, Inc. December, 1995 to October, 2004.

*	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

**	Mr. Phipps serves as Chief Compliance Officer. His compensation is reviewed and approved by the Board of Trustees and paid by Citi pursuant to a Compliance Services Agreement between Citi and the Trust. The Fee paid pursuant to the Compliance Services Agreement by the Fund is not indicative of the total compensation received by Mr. Phipps.

This page intentionally left blank.

Investment Adviser
Boston Trust Investment Management, Inc.
One Beacon Street
Boston, MA 02108
Custodian and Transfer Agent
Boston Trust & Investment Management Company
One Beacon Street
Boston, MA 02108
Administrator
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219
Distributor
Foreside Distribution Services, L.P.
100 Summer Street
Boston, MA 02110
Independent Registered Public Accounting Firm
Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215
Legal Counsel
Thompson Hine LLP
10 West Broad Street, Suite 700
Columbus, OH 43215
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.
05/08

PathMaster™

Domestic Equity Fund

Annual Report

March 31, 2008

Annual Report
Table of Contents	March 31, 2008

PathMaster Domestic Equity Fund
Letter to Shareholders	1
Schedule of Portfolio Investments	3
Financial Statements	4
Financial Highlights	6
Notes to Financial Statements	7

Report of Independent Registered Public Accounting Firm	11
Additional Information	12
Investment Adviser Contract Approval	14
Information about Trustees and Officers	15

PathMaster Domestic Equity Fund
Dear Shareholders,
With more than two full years of operation, the PathMaster Domestic Equity Fund’s strategy continues to show promise, providing our shareholders with broad market exposure and long-term performance potential.
However, the investing environment proved difficult for the Fund over the past 12 months. With consumer sentiment and spending increasingly weighed down by the combination of the ongoing housing market downturn, a weakening employment picture, and stubbornly high energy prices, it now appears that the U.S. economy was working its way into a recession (and may have already entered one).
Corporate America, unsurprisingly, was impacted by the softness in the economy, with earnings declining in 2007 and further softness expected this year. However, these declines were primarily the result of the write-downs at large banks and other firms exposed to subprime debt. Excluding the financial sector, earnings in fact increased in 2007 and are currently expected to rise at a low- to mid-single digit percentage rate this year. In many cases, this earnings growth is being helped by strong earnings from faster growing international markets, along with the added benefit of a weak dollar. Balance sheets, outside of the financial sector, remain very strong, with record high cash balances, low debt, and low inventories. On all of these measures, non-financial corporations are in far better shape to deal with any potential economic contraction than they were during the past two recessions. Finally, equity valuations, based upon the S&P 500 price-to-earnings ratio, remain at the lowest levels in over 10 years.
With aggressive government policy responses, still solid business fundamentals outside the financial sector, and continued growth overseas, improved economic conditions in the second half of this year look achievable. The equity markets may already be anticipating this eventual improvement, as prices are up from the lows reached in mid-March. Periodic slowdowns or contractions in growth are always to be expected in economic cycles, and this likely recession could be relatively mild.
For the 1-year period ended March 31, 2008, the U.S. Stock market, as measured by the broad-based Russell 3000® Index1, lost 6.06%. This period saw the end of the Value style’s dominance, with the Russell 3000® Growth Index1 losing 1.45% versus the Russell 3000 Value Index1 loss of 10.60%. Up and down the capitalization spectrum, Growth beat Value handily, with larger cap stocks outperforming smaller cap stocks. Over the period, PathMaster maintained considerable exposure to the value style, in an effort to reduce portfolio risk during the chaotic market cycle. In the first quarter of 2008, the Fund started to tilt assets more into the Growth style and favored the mid-cap portion of the market—in an effort to position the portfolio for a potential recovery ahead.*
BROAD BASED MARKET COMPARISON1
12 Month Total Returns Ended March 31, 2008

		Russell
	Russell 2000®	Midcap®	Russell 1000®
	Index	Index	Index

Value	-16.88%	-14.12%	-9.99%
Growth	-8.94%	-4.55%	-0.75%

The above past performance for the Russell indices is no indication of the future performance of either the PathMaster Domestic Equity Fund or the Russell indices. Current performance can be accessed by calling 888-494-8510 or visiting the website, www.pathmasterfunds.com.
As always, thank you for your investment in the PathMaster Domestic Equity Fund. If you have any questions or require additional information, please call 1-877-942-8434.
Sincerely,

Richard C. O’Hara, CFA
Portfolio Manager
Investment Concerns: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

*	Portfolio composition is subject to change.

[1]	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The companies which comprise this index have high price-to-book ratios and higher forecasted growth values. The Russell 1000® Index consists of the 1,000 largest companies in the Russell 3000 Index, representing 89% of the total market capitalization of the Russell 3000. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index. The Russell Indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund. Investors cannot invest directly in an index.

1

PathMaster Domestic Equity Fund
Domestic Equity Fund	March 31, 2008

Average Annual Return (unaudited)

		YTD
	Inception Date	3/31/08	One Year	Since Inception

I Shares	12/2/2005	-9.66%	-10.38%	2.36%
A Shares (with max. load of 5.0%)	1/17/2006	-14.27%	-14.99%	-0.98%
C Shares (with max. Contingent Deferred Sales Charge of 1.0%)	1/17/2006	-9.93%	-11.21%	0.61%
Russell 3000® Index		-9.52%	-6.06%	4.24%

Gross Expense Ratio (Class I/A/C)*			3.53% / 3.83% / 4.43%
Net Expense Ratio (Class I/A/C)*			1.47% / 1.72% / 2.47%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-877-942-8434.
Returns shown on this page include the reinvestment of all dividends and other distributions, however do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

*	The above expense ratios are from the Fund’s prospectus dated August 1, 2007. Additional information pertaining to the Fund’s expense ratios as of March 31, 2008 can be found in the financial highlights. Investment performance reflects contractual fee waivers in effect from August 1, 2007. Excluding the indirect cost of investing in Acquired Funds, Total Fund Operating Expenses would be 3.31%, 3.61%, and 4.21% for Class I, A and C shares, respectively; and Net Expenses would be 1.25%, 1.50%, and 2.25% for Class I, A and C shares, respectively.
Investment performance reflects contractual fee waivers in effect from August 1, 2007 through August 1, 2008. Without these fee waivers, the performance would have been lower.
Growth of $10,000
This chart assumes an initial investment of $10,000 made on December 2, 2005. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions.
The Fund’s performance is compared to the Russell 3000® Index which measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the investable U.S. equity market. The Index is unmanaged and does not reflect the fees and expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

2

PathMaster Domestic Equity Fund
Schedule of Portfolio Investments	March 31, 2008
Exchange Traded Mutual Funds (98.7%)

	Shares	Value ($)
iShares Russell 1000® Growth Index Fund	55,248	3,007,701
iShares Russell 1000® Value Index Fund	56,416	4,126,266
iShares Russell 2000® Value Index Fund	20,188	1,323,727
iShares Russell 3000® Index Fund	34	2,591
iShares Russell Midcap® Growth Index Fund	19,981	2,024,075
iShares Russell Midcap® Value Index Fund	19,749	2,539,722

Total Exchange Traded Mutual Funds (Cost $14,326,129)		13,024,082

Cash Equivalents (1.4%)

Brown Brothers Harriman Custodian Cash Sweep	182,600	182,600

Total Cash Equivalents (Cost $182,600)		182,600

Total Investments (Cost $14,508,729) — 100.1%		13,206,682
Liabilities in excess of other assets — (0.1)%		(16,804)

NET ASSETS — 100.0%		$13,189,878

Representation of Percentage of Total Net Assets (unaudited)
See Notes to Financial Statements

3

Financial Statements	PathMaster Domestic Equity Fund

Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments, at value (cost $14,508,729)	$13,206,682
Receivable from adviser	23,274
Prepaid expenses and other assets	15,765

Total Assets	13,245,721

Liabilities:
Payable to Custody bank	1,690
Payable for capital shares redeemed	1,611
Accrued expenses and other payables:
Accounting	359
Transfer agency	18,738
Custodian	2,964
Chief compliance officer	2,320
Shareholder servicing	70
Distribution	682
Other	27,409

Total Liabilities	55,843

Net Assets	$13,189,878

Composition of Net Assets:
Capital	$14,672,264
Accumulated net investment loss	(8,581)
Accumulated net realized losses from investment transactions	(171,758)
Net unrealized depreciation from investments	(1,302,047)

Net Assets	$13,189,878

Net Assets:
Class I Shares	$10,598,912
Class A Shares	2,259,195
Class C Shares	331,771

Total Net Assets	$13,189,878

Shares Outstanding ($0.01 par value, unlimited shares authorized):
Class I Shares	1,101,062
Class A Shares	235,061
Class C Shares	34,851
Net Asset Value, Offering (a) and Redemption price per share:
Class I Shares	$9.63
Class A Shares	9.61
Class C Shares(b)	9.52
Maximum Sales Charge:
Class A Shares	5.00%
Maximum Offering Price Per Share (Net Asset Value/(100%-Maximum Sales Charge)):
Class A Shares	$10.12

Statement of Operations
For the year ended March 31, 2008

Investment Income:
Dividend	$314,475

Total Investment Income	314,475

Expenses:
Investment Adviser	125,770
Accounting	56,711
Administration	57,137
Distribution (Class A Shares)	10,578
Distribution (Class C Shares)	3,624
Shareholder servicing (Class C Shares)	1,208
Custodian	17,077
Transfer agency	104,377
Chief compliance officer	25,237
Trustee	2,785
State registration and filing fees	32,741
Other	54,391

Total expenses before fee reductions	491,636
Contractual Reimbursement by the Investment Adviser	(89,385)
Fees contractually waived by the Investment Adviser	(125,770)

Net Expenses	276,481

Net Investment Income	37,994

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains from investment transactions	1,026,694
Change in unrealized appreciation/(depreciation) from investments	(2,984,930)

Net realized/unrealized losses from investments	(1,958,236)

Change in net assets resulting from operations	$(1,920,242)

(a)	Except for Class A Shares.

(b)	Redemption price per share varies by length of time shares are held.
See Notes to Financial Statements

4

Financial Statements	PathMaster Domestic Equity Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	March 31, 2008	March 31, 2007

Investment Activities
Operations:
Net investment income	$37,994	$88,946
Net realized gains from investments	1,026,694	270,602
Net change in unrealized appreciation/(depreciation) investments	(2,984,930)	1,501,905

Change in net assets resulting from operations	(1,920,242)	1,861,453

Distributions:
From net investment income:
Class I Shares	(47,843)	(91,265)
Class A Shares	(5,337)	(17,308)
Class C Shares	—	(99)
From net realized gains:
Class I Shares	(1,013,098)	(122,460)
Class A Shares	(270,044)	(34,217)
Class C Shares	(24,275)	(3,858)

Change in net assets from distributions	(1,360,597)	(269,207)

Capital Transactions:
Proceeds from shares issued:
Class I Shares	2,846,097	12,218,696
Class A Shares	1,149,443	3,403,785
Class C Shares	197,756	248,200
Dividends reinvested:
Class I Shares	503,306	87,022
Class A Shares	271,676	49,198
Class C Shares	23,913	3,801
Cost of shares redeemed:
Class I Shares	(6,764,027)	(1,400,431)
Class A Shares	(3,278,848)	(152,490)
Class C Shares	(413,437)	(8,343)

Change in net assets from capital share transactions	(5,464,121)	14,449,438

Change in net assets	(8,744,960)	16,041,684
Net Assets:
Beginning of year	21,934,838	5,893,154

End of year	$13,189,878	$21,934,838

Accumulated net investment loss	$(8,581)	$(432)

Share Transactions:
Class I Shares:
Issued	241,193	1,137,959
Reinvested	46,367	7,840
Redeemed	(631,866)	(126,006)

Change in Class I Shares	(344,306)	1,019,793

Class A Shares:
Issued	99,826	313,897
Reinvested	25,104	4,408
Redeemed	(300,015)	(13,766)

Change in Class A Shares	(175,085)	304,539

Class C Shares:
Issued	17,226	22,378
Reinvested	2,228	339
Redeemed	(36,301)	(715)

Change in Class C Shares	(16,847)	22,002

See Notes to Financial Statements

5

Financial Statements	PathMaster Domestic Equity Fund

Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
											Ratio of	Ratio of Net
								Net		Net	Net	Investment	Ratio of
	Net Asset	Net	Net Realized					Asset		Assets,	Expenses	Income/(Loss)	Expenses to
	Value,	Investment	and Unrealized	Total From	Net	Net Realized		Value,	Total	End of	to Average	to Average	Average Net	Portfolio
	Beginning	Income	Gains (losses)	Investment	Investment	Gains From	Total	End of	Return	Period	Net Assets	Net Assets	Assets	Turnover
	of Period	(Loss)	on Investments	Activities	Income	Investments	Distributions	Period	(a)(b)	(000’s)	(c)(d)	(c)(d)	(c)(d)(e)	(b)(f)

Class I Shares
Year Ended March 31, 2008	$11.51	0.03	(1.14)	(1.11)	(0.03)	(0.74)	(0.77)	$9.63	(10.38)%	$10,599	1.25%	0.27%	2.29%	104.07%
Year Ended March 31, 2007	$10.51	0.07	1.11	1.18	(0.08)	(0.10)	(0.18)	$11.51	11.35%	$16,629	1.25%	0.70%	3.31%	86.04%
Period Ended March 31, 2006 (g)	$10.00	0.05	0.53	0.58	(0.07)	—	(0.07)	$10.51	5.80%	$4,473	1.20%	1.88%	9.92%	19.89%

Class A Shares
Year Ended March 31, 2008	$11.49	(0.03)	(1.10)	(1.13)	(0.01)	(0.74)	(0.75)	$9.61	(10.55)%	$2,259	1.50%	(0.08)%	2.51%	104.07%
Year Ended March 31, 2007	$10.49	0.05	1.11	1.16	(0.06)	(0.10)	(0.16)	$11.49	11.14%	$4,713	1.50%	0.44%	3.61%	86.04%
Period Ended March 31, 2006 (h)	$10.14	0.01	0.35	0.36	(0.01)	—	(0.01)	$10.49	3.59%	$1,108	1.50%	1.69%	19.01%	19.89%

Class C Shares
Year Ended March 31, 2008	$11.46	(0.09)	(1.11)	(1.20)	—	(0.74)	(0.74)	$9.52	(11.21)%	$332	2.25%	(0.67)%	3.28%	104.07%
Year Ended March 31, 2007	$10.50	(0.05)	1.11	1.06	— (i)	(0.10)	(0.10)	$11.46	10.17%	$593	2.25%	(0.42)%	4.21%	86.04%
Period Ended March 31, 2006 (h)	$10.14	— (i)	0.36	0.36	— (i)	—	— (i)	$10.50	3.60%	$312	2.25%	0.99%	17.69%	19.89%

(a)	Total Return calculations do not include any sales or redemption charges.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Does not include the effect of expenses of underlying funds.

(e)	During the period certain fees were reduced or reimbursed. If such reductions had not occurred, the ratio would have been as indicated.

(f)	Portfolio Turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

(g)	Class I Shares commenced operations on December 2, 2005.

(h)	Class A Shares and Class C Shares commenced operations on January 17, 2006.

(i)	Less than $0.005 per share.
See Notes to Financial Statements

6

Notes to Financial Statements	March 31, 2008

1.	Organization:

The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the PathMaster Domestic Equity Fund (the “Domestic Equity Fund” or “Fund”).

Financial statements for all other series of the Group are published separately.

The Fund is authorized to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Fund offers three classes of shares: Class I Shares, Class A Shares, and Class C Shares. Each class of shares in the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with the United States of America generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, prices are stale, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group’s Board of Trustees.

The Fund invests primarily in exchange-traded funds (“ETFs”) that track certain domestic equity market segments by size (i.e., small-cap, mid-cap and large-cap) and style (i.e., growth and value) that the Wayne Hummer Asset Management Company ( the “Adviser”) has determined offer the greatest potential for capital appreciation in a given market environment.

Accounting Pronouncements:

Effective September 30, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities. The adoption of FIN 48 did not impact the Fund’s net assets or result of operations.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008 the Fund does not believe the adoption of this standard will have an impact to the net assets or results of the operation of the Fund, however additional disclosures will be required about the inputs used to develop fair value measurements and the effect of certain measurements on the changes in net assets in net assets in fiscal reporting periods subsequent to the adoption date.
Continued

7

Notes to Financial Statements	March 31, 2008

Security Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized or unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or appropriate basis.

Expenses:

Expenses directly attributable to the Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.

Use of Estimates:

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid annually by the Fund. Dividends from net realized gains, if any, are declared and distributed at least annually by the Fund.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These ''book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3.	Related Party Transactions:

Investment Adviser:

The Adviser and the Fund are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of the Fund, at the following annual percentage rates after the imposition of certain contractual fee waivers by the Adviser of its advisory fees:

Fund	Fee Rate
Domestic Equity Fund	0.60%
The Adviser agrees to reduce the fees payable to it under the Investment Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund, ending August 1, 2008, to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividends and extraordinary expenses, to the amount of the “Maximum Operating Expense Limit” applicable to each class of shares as set forth across from the name of each respective class of the Fund per the schedule below:

Fund Name and Class of Shares	Maximum Operating Expense Limit*

Class A Shares	1.50%
Class C Shares	2.25%
Class I Shares	1.25%

*	Expressed as a percentage of the Fund’s average daily net assets by class.
Continued

8

Notes to Financial Statements	March 31, 2008

The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser provided that such repayment does not cause the total operating expenses for a class of shares to exceed the above Maximum Operating Expense Limits and the repayment is made within three years after the year in which the Adviser incurred the expense. Pursuant to its agreement, for the year ended March 31, 2008, the Adviser reimbursed fees in the amount of $215,155 for PathMaster Domestic Equity Fund. As of March 31, 2008, the Adviser may recoup $638,826, respectively, from the Fund as follows:

Fund	Amount	Expires
Domestic Equity Fund	$124,441	2009
	299,230	2010
	215,155	2011
Administration, Fund Accounting and Transfer Agent:

Effective August 1, 2007, BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), the Fund’s administrator, fund accounting and transfer agent was re-named Citi Fund Services Ohio, Inc. (“CFSO”) following the acquisition of The BISYS Group, Inc., the parent company of BISYS Ohio, by a subsidiary of Citibank N.A. (“Citi”).

Prior to August 1, 2007, BISYS Ohio, a wholly owned subsidiary of The BISYS Group, Inc., served the Fund as administrator. Certain officers and trustees of the Group were affiliated with BISYS Ohio and such officers currently are affiliated with CFSO. Such persons were paid no fees directly by the Fund for serving as officers and trustees of the Group, with the exception of the Chief Compliance Officer. Under the Master Services Agreement with the Fund, BISYS Ohio was, and CFSO is, entitled to receive an annual fee calculated at a tiered rate based upon the average daily net assets of the Fund subject to annual minimums. The amounts charged to the Fund for the services provided by BISYS Ohio and CFSO are reported within the Statements of Operations.

Under a Compliance Services Agreement between the Fund and BISYS Ohio (the “CCO Agreement”), BISYS Ohio, and now CFSO, made an employee available to serve as the Fund’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, BISYS Ohio also provided, and CFSO currently provides infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Fund paid BISYS Ohio and CFSO $25,237 for the year ended March 31, 2008, plus certain out of pocket expenses. BISYS Ohio and CFSO paid the salary and other compensation earned by any such individuals as employees of BISYS Ohio and CFSO.

Distribution:

Foreside Distribution Services, L.P. (“Foreside”), a wholly owned subsidiary of Foreside Financial Group, LLC, and the Group are parties to a Distribution Agreement under which shares of the Fund is sold on a continuous basis. The Fund has adopted a Service and Distribution Plan for Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class C shares of each fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates incur for providing distribution or shareholder service assistance to the Fund. The calculated annual rate will not exceed 0.25% and 1.00% of the average daily net asset value of Class A and Class C shares, respectively

Prior to August 1, 2007, BISYS Services Limited Partnership (“BISYS”) served as principal underwriter and distributor of the Fund’s shares. Effective August 1, 2007, the Board of Trustees of the Fund approved a new distribution agreement with Foreside, under which Foreside assumed certain services previously performed by BISYS. Foreside is not affiliated with Citi, CFSO or the adviser.

For the year ended March 31, 2008, the Distributor received $10,217 from commissions earned on sales of Class A shares and redemptions of Class C shares, none of which the Distributor re-allowed to affiliated broker-dealers of the Fund.

4.	Purchases and Sales of Securities:

Purchases of and proceeds from sales, excluding short-term securities and U.S. Government securities, for the Fund for the year ended March 31, 2008, totaled:

Fund	Purchases	Sales
Domestic Equity Fund	$21,413,700	$28,215,313
Continued

9

Notes to Financial Statements	March 31, 2008

5.	Federal Tax Information:

At March 31, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Domestic Equity Fund	$14,797,218	$7,561	$(1,598,097)	$(1,590,536)
The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

	Distributions paid from				Total
	Ordinary	Net Long Term	Total Taxable	Tax Return	Distributions
	Income	Capital Gains	Distributions	of Capital	Paid[1]
Domestic Equity Fund	$111,918	$1,259,469	$1,371,387	$—	$1,371,387
The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

	Distributions paid from				Total
	Ordinary	Net Long Term	Total Taxable	Tax Return	Distributions
	Income	Capital Gains	Distributions	of Capital	Paid[1]
Domestic Equity Fund	$266,924	$—	$266,924	$—	$266,924
As of March 31, 2008 the components of accumulated earnings/(deficit) on a tax basis was as follows:

	Undistributed	Undistributed		Accumulated	Unrealized
	Ordinary	Long-Term	Accumulated	Capital and	Appreciation	Total Accumulated
	Income	Capital Gains	Earnings	Other Losses	(Depreciation)[2]	Earnings (Deficit)
Domestic Equity Fund	$—	$118,803	$118,803	$1	$(1,590,536)	$(1,471,732)

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

[2]	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.
As of March 31, 2008, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

	Accumulated Net Investment	Accumulated Net Realized Gains
	Income	(Losses)
Domestic Equity Fund	$7,037	$(7,037)
Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending March 31, 2008:

Post-October Loss
Domestic Equity Fund	$(1)
Subsequent Event
At the February 28, 2008 Board Meeting, the Board of Trustees elected a change in Distributor, Administrator, Fund Accountant and Transfer Agent to Gemini Fund Services, LLC. The Fund’s Custodian will be First National Bank of Omaha. The conversion date for the Fund is estimated to be April 18, 2008.

10

March 31, 2008

Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
The Board of Trustees and Shareholders of The PathMaster Domestic Equity Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the PathMaster Domestic Equity Fund (the “Fund”) (one of the funds constituting the Coventry Group), as of March 31, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the three years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PathMaster Domestic Equity Fund at March 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the three years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.
Columbus, Ohio
May 22, 2008

11

Additional Information (unaudited)	March 31, 2008

Federal Income Tax Information:
During the fiscal year ended March 31, 2008, the Fund declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Domestic Equity Fund	$1,259,469
For the fiscal year ended March 31, 2008, distributions paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

Qualified Dividend Income
Domestic Equity Fund	100.00%
Table of Shareholder Expenses:
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		10/1/07	3/31/08	10/1/07 - 3/31/08	10/1/07 - 3/31/08
Domestic Equity Fund	Class I	$1,000.00	$862.10	$5.82	1.25%
	Class A	1,000.00	860.60	6.98	1.50%
	Class C	1,000.00	857.30	10.45	2.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		10/1/07	3/31/08	10/1/07 - 3/31/08	10/1/07 - 3/31/08
Domestic Equity Fund	Class I	$1,000.00	$1,018.75	$6.31	1.25%
	Class A	1,000.00	1,017.50	7.57	1.50%
	Class C	1,000.00	1,013.75	11.33	2.25%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Continued

12

Additional Information (unaudited)	March 31, 2008

Other Information:
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-942-8434; and (ii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-800-942-8434; and on the Commission’s website at http://www.sec.gov.
The Fund files complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and the Fund makes the information on Form N-Q available upon request without charge.

13

Investment Adviser Contract Approval (unaudited)	March 31, 2008

The annual consideration by the Board of Trustees of the continuation of the Investment Advisory Agreement Between the Fund and Wayne Hummer Asset Management Company (the “Adviser”)
Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Adviser be renewed annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund or of the Adviser (“Independent Trustees”). It is the duty of the Board of Trustees to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Fund and its shareholders. The Board of Trustees considered the continuation of the Investment Advisory Agreement at an in-person meeting held on February 27, 2008. The Board of Trustees requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Fund; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels reflect these economies of scale to the benefit of Fund shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Fund’s expense ratio and the expense ratios of similar funds; and (ix) the effect of any fee waivers and expense reimbursements made by the Adviser.
At the meeting on February 27, 2008, the Board of Trustees engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met with representatives of the Adviser telephonically and reviewed with them the information and data listed above. As part of its deliberations, the Board also considered and relied upon the information about the Fund and the Adviser that it had received throughout the year in connection with its ongoing oversight of the Fund and its operations. The Board reviewed the Adviser’s investment philosophy, noting that the Fund is run as an actively managed portfolio with a passive base. That is, it invests only in exchange traded funds that are rebalanced monthly.
The Board reviewed the Fund’s short-term and long-term investment performance versus a relevant equity market index. Specifically, the Board noted that over a one-year period ended December 31, 2007, the Fund underperformed the Russell 3000 equity market index while the Fund had outperformed the Russell 3000 index in the prior year. Additionally, the Board noted that over the life of the Fund, slightly more than two years, its performance was below the index but not by as wide a margin as the most recent year. Furthermore, the Board noted that the results were achieved while maintaining compliance with investment guidelines and restrictions. The Board concluded that it is reasonable to expect short-term underperformance given the Fund’s investment strategy and that the overall expected long-term performance of the Fund remained within a range of reasonable expectations.
The Board gave careful consideration to the nature, extent and quality of the investment advisory services provided by the Adviser to the Fund. The Board considered certain changes in the management team at the Adviser, including the appointment of a new President and Chief Investment Officer who is expected to help maintain the quality of services and continuity of investment strategy provided by the Adviser. Additionally, the Board noted that the Adviser provides more than minimal services to the Fund, including providing marketing support, sales assistance and a website that promotes the Fund. Overall, the Board concluded that the nature, extent and quality of the advisory services were satisfactory in light of the efforts that have been undertaken by the Adviser to foster the growth and development of the Fund since its inception.
Turning to the level of the advisory fees and expenses paid by the Fund, the Board reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data for comparable funds with similar class structures. The Board considered a comparison of the advisory fee and expense ratio of each share class of the Fund, both before and after expense waivers and/or reimbursements, with the average rate paid by comparable funds. The Board noted that the advisory fee paid by the Fund is below the industry average. Additionally, the Board observed that the expense ratios for all classes after waivers and/or reimbursements is above the industry average, but not at the top of the range for comparable funds. Based upon the comparative data provided and its own analysis, the Board concluded that both the advisory fees and expense ratios were within a range that is reasonable.
The Board then reviewed the costs of the services to be provided and the profits to be realized by the Adviser. The Board reviewed financial information provided by the Adviser, including its balance sheet and income statement for the period ended November 30, 2007, and noted that the Adviser and its affiliates are supporting the Fund by covering expenses above the caps imposed under an Expense Limitation Agreement. As a result, the Board noted that the relationship with the Fund currently is unprofitable to the Adviser, yet the Adviser has the financial resources to continue to support the Fund under the Expense Limitation Agreement with the Fund. Based upon the expectation of continued support to the Fund, the Board found that the cost of providing services and the potential profits to be realized were reasonable.
In addressing the issue of advisory fee breakpoints, the Board noted that because the Fund is relatively new and assets were not at a level to cover costs in the absence of the Expense Limitation Agreement, it is reasonable that the Adviser is not offering advisory fee breakpoints as part of the Investment Advisory Agreement.
In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement, the Trustees did not identify any single factor as controlling. Rather, the Board took note of a combination of factors that influenced their decision-making process. The Board did, however, take notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to the Fund, since inception, which benefits shareholders in the Fund. The Trustees took further notice of the fact that the Adviser has undertaken to continue the Expense Limitation Agreement for the current fiscal year. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

14

Information about Trustees and Officers (unaudited)	March 31, 2008

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-877-942-8434.

		Term of Office*		Number of Funds
	Positions(s) Held	and Length of		in Fund Complex	Other Directorships
Name and Age	with the Funds	Time Served	Principal Occupation(s) During Past Five Years	Overseen by Trustee	Held by Trustee

INDEPENDENT TRUSTEES

Maurice G. Stark Date of Birth: 9/23/1935	Trustee	Since 1992	Consultant to Battelle Memorial Institute (non- profit research group), January, 1995 to present.	11	The Coventry Funds Trust

Michael M. Van Buskirk Date of Birth: 2/22/1947	Trustee	Since 1992	President and Chief Executive Officer, Ohio Bankers League, May, 1991 to present.	11	The Coventry Funds Trust

Diane Armstrong Date of Birth: 7/2/1964	Trustee	Since 2004	Principal of King, Dodson Armstrong Financial Advisors, Inc. August, 2003 to present, Director of Financial Planning, Hamilton Capital Management. April, 2000 to August, 2003.	11	The Coventry Funds Trust

Dr. James Woodward Date of Birth: 11/24/1939	Trustee	Since 2006	Chancellor Emeritus, University of North Carolina at Charlotte, August 2005 to present; Retired. From July 1989 to June 2005, Chancellor, University of North Carolina at Charlotte, July 1989 to July 2005.	11	The Coventry Funds Trust

Walter B. Grimm Date of Birth: 6/3/1945	Trustee	Since 1996	President, Leigh Investments, Inc. November 2005 to present; Employee BISYS Fund Services Ohio, Inc. June, 1992 to October, 2005	11	The Coventry Funds Trust, Performance Funds Trust

OFFICERS WHO ARE NOT TRUSTEES

C. David Bunstine Date of Birth: 7/30/1965	President	Since 2007	Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), November 1999 to present.

Robert W. Silva Date of Birth: 8/15/1966	Treasurer	Since 2008	Senior Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), September, 2007 to present; Assistant Vice President, Citizens Advisers, Inc., May, 2002 to August, 2007.

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Since 2007	Senior Vice President-Regulatory Administration Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), May, 1995 to present.

Eric B. Phipps ** Date of Birth: 6/20/1971	Chief Compliance Officer	Since 2006	Vice President Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), June, 2006 to present; Staff Accountant United States Securities and Exchange Commission, October, 2004 to May, 2006; Director of Compliance BISYS Fund Services Ohio, Inc., December, 1995 to October, 2004.

*	Trustees hold their position with the Fund until their resignation or removal. Officers hold their positions with the Fund until a successor has been duly elected and qualified.

**	Mr. Phipps serves as Chief Compliance Officer. His compensation is reviewed and approved by the Board of Trustees and paid by CFSO pursuant to a Compliance Services Agreement between CFSO and the Trust. The Fee paid pursuant to the Compliance Services Agreement by the Fund is not indicative of the total compensation received by Mr. Phipps.

15

This page is intentionally left blank.

This page is intentionally left blank.

PathMaster Domestic Equity Fund
Address & Phone Number:
PathMaster Funds
P.O. Box 183085
Columbus, Ohio 43218-2094
Telephone: 1-877-942-8434
Investment Adviser
Wayne Hummer Asset Management
222 South Riverside Plaza, 28th Floor
Chicago, Illinois 60606
Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
Administrator and Transfer Agent
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219
Distributor
Foreside Distribution Services, L.P.
100 Summer Street
Boston, MA 02110
Independent Registered Public Accounting Firm
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215
Legal Counsel
Thompson Hine LLP
10 West Broad Street, Suite 700
Columbus, OH 43215
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.
05/08

Annual Report
March 31, 2008

This page intentionally left blank.

Annual Report
March 31, 2008
Table of Contents

President’s Letter	1
Schedule of Portfolio Investments	3
Financial Statements	5
Financial Highlights	7
Notes to Financial Statements	8
Report of Independent Registered Public Accounting Firm	10
Supplementary Information	11
Information about Trustees and Officers	14

This page intentionally left blank.

President’s Letter
March 31, 2008
Dear Shareholders
We are pleased to present this report for the five months between the Gendex Fund’s inception on October 22, 2007 and March 31, 2008. The equity market posted broad declines during that period, leading to more attractive values on a wide variety of stocks. For the period under review the broad-market S&P 500 Index returned -13.83%, the Dow Jones Industrial Average of blue-chip stocks returned -10.97%, the tech-heavy Nasdaq Composite Index returned -20.00% and the Russell 2000® Index of small stocks returned -16.42%.
A Difficult Period for the Economy
Investors during this period worried about a number of negative influences on the economy. Those factors included a historic decline in the housing market, which depressed growth in industries from homebuilders and home-improvement retailers to furniture makers and mortgage lenders. Meanwhile, rising energy and food prices and a weaker job market sapped consumer spending. Consumers account for more than two-thirds of the country’s economic activity, so slower consumer spending decreased the economy’s growth rate.
A credit crisis also hurt economic growth during this period. The crisis began when increasing numbers of homeowners with subprime mortgages—loans issued to homebuyers with weak finances—defaulted on their home loans. Financial firms during recent years had purchased millions of these loans and bundled them into financial securities, which they then traded on the global markets. When large numbers of these individuals stopped making loan payments, many of the loans became worthless—making many of the securities backed by subprime mortgages worthless as well.
By 2007, securities backed by subprime mortgages had spread throughout the world, and financial firms held the greatest numbers of them. Financial companies were forced to write-down the value of their holdings, causing some firms to report billions of dollars in losses. No one knew how severe the crisis would become, making it extremely difficult to gauge companies’ financial health. Lenders, unable to judge whether potential borrowers were able to pay back their loans, became increasingly cautious about extending credit. The financial markets and the economy depend upon various types of loans to function on a day-to-day basis. Indeed, credit is often referred to as the oil that greases the gears of the economy. So when credit dried up, economic activity slowed considerably.
The Federal Reserve (the “Fed”), which runs the U.S. central bank, took a number of steps to address the credit crunch and stimulate the economy. The Fed reduced the federal funds rate, its target short-term interest rate, several times in the hopes that lower rates would make it easier and less expensive to borrow money. The Fed also arranged for the purchase of troubled securities company Bear Stearns, in order to prevent problems at that company from damaging other parts of the financial system. And the Fed also expanded the types of assets it would accept as collateral, to help relieve financial companies of the problematic loans on their books.
Solid overseas growth and a weak dollar meanwhile buoyed profits at firms that do business overseas, marking one of the economy’s few bright spots during this period. A weak dollar supports exports by making American-made items more competitive overseas, and by increasing the dollar value of revenues generated in foreign currencies.
Growth in U.S. Gross Domestic Product1 slowed to an annual rate of only 0.6% in the last three months of 2007, and remained at 0.6% during the first three months of 2008.
Stocks Fall
The stock market experienced a severe decline during most of the period, but ended March 2008 with a small recovery. Stock prices gyrated dramatically during late 2007 and early 2008, as investors struggled to gauge the extent of the economy’s problems, particularly the depth of the credit crisis.
Stock declines were broad-based, affecting shares in nearly every type of business. Financial stocks led the market down, as investors became spooked by huge write-downs in the financial sector. Financials also led the market’s modest recovery in March, after value hunters became attracted by the stocks’ low prices. Consumer discretionary stocks—shares of firms such as retailers, restaurants and other companies that vie for the money individuals have left over after paying for essentials—suffered as well, as investors worried that Americans facing a weak job market and high costs for food, energy and housing would curtail their discretionary spending.
Energy stocks fared well relative to stocks in other sectors of the economy. High prices on oil boosted profits at many traditional energy companies, and increased demand for alternative-energy firms’ products and services as well. Likewise, shares of companies that produce and distribute basic materials such as food, metals and chemicals held up better than most other stocks, as high prices on such items helped the firms generate strong earnings.

1	The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

1

President’s Letter, continued
March 31, 2008
Our Perspective on the Downturn
We believe that the recent market environment created attractive opportunities for long-term investors. Short-term market downturns provide the chance to purchase stocks of sound companies at low prices—giving opportunistic investors an advantage over long time periods. Hence the Wall Street adage, “You make your money during bear markets—you just don’t realize it at the time.” We at GendeX Funds take a long-term view on the markets, and look to capitalize when the market overreacts to short-term developments.
We encourage investors in the GendeX Fund to take the same long-term perspective. We believe the Fund is designed to provide strong growth potential for investors who do not intend to draw upon their investment for many years. If you are investing for retirement or another goal that is 10, 20 or 30 years in the future, the stock market’s day-to-day gyrations are not likely to affect your ability to attain your objectives. We believe maintaining exposure to shares of firms that are positioned to generate long-term growth will ultimately prove far more important to your investment success.2
Thank you for investing with the GendeX Fund. We look forward to serving your investment needs during the decades ahead. If you have any questions about the Fund or would like to request a prospectus, please contact us at (866) 343-9178 or visit GendeX.com.
Sincerely,

James Perkins
CEO/Portfolio Manager

2	Portfolio composition is subject to change.

2

Schedule of Portfolio Investments
March 31, 2008

		Market
Description	Shares	Value

Common Stocks—43.6%
Aerospace/Defense— 2.1%
Alliant Techsystems, Inc.*	14	$1,450
General Dynamics Corp.	18	1,501
Orbital Sciences Corp.*	63	1,518
United Technologies Corp.	21	1,445

		5,914

Agriculture— 0.6%
Archer-Daniels-Midland Co.	44	1,811

Apparel— 3.9%
Adidas AG SP ADR	45	1,449
American Apparel, Inc.*	325	3,071
Deckers Outdoor Corp.*	12	1,294
G-III Apparel Group Ltd.*	26	349
NIKE, Inc.	25	1,700
VF Corp.	20	1,550
Volcom, Inc.*	81	1,637

		11,050

Auto Manufacturers— 0.6%
Toyota Motor Corp. SP ADR	16	1,614

Beverages— 1.4%
Coca-Cola Femsa S.A.B. de C.V. SP ADR	33	1,859
Diageo PLC SP ADR	24	1,952

		3,811

Computers— 2.7%
Apple Computer, Inc.*	24	3,444
Electronic Data Systems Corp.	72	1,199
Hewlett-Packard Co.	30	1,370
Research In Motion Ltd.*	15	1,683

		7,696

Diversified Financial Services— 2.1%
American Express Co.	27	1,181
Goldman Sachs Group, Inc. (The)	8	1,323
MasterCard, Inc.	9	2,007
Total System Services, Inc.	53	1,254

		5,765

Electric— 1.0%
Entergy Corp.	14	1,527
NRG Energy, Inc.*	36	1,404

		2,931

Electronics— 1.1%
Canon, Inc. SP ADR	30	1,391
Matsushita Electric Industrial Co., Ltd. SP ADR	77	1,672

		3,063

Energy-Alternative Sources— 1.2%
Evergreen Solar, Inc.*	103	955
First Solar, Inc.*	8	1,849
Solarfun Power Holdings Co., Ltd. SP ADR*	57	687

		3,491

Entertainment— 1.6%
DIRECTV Group, Inc. (The)*	57	1,413
DISH Network Corp., Class A*	32	919
EchoStar Corp., Class A*	33	975

		Market
Description	Shares	Value

Common Stocks — Continued
Entertainment — continued
Time Warner, Inc.	84	$1,178

		4,485

Healthcare-Products— 0.7%
Intuitive Surgical, Inc.*	6	1,946

Holding Companies— 1.6%
Berkshire Hathaway, Inc., Class B*	1	4,473

Household Products/Wares— 0.5%
Unilever PLC SP ADR	42	1,416

Internet— 1.6%
Baidu.com, Inc. SP ADR*	4	959
eBay, Inc.*	47	1,402
Google, Inc.*	3	1,321
NutriSystem, Inc.*	51	769

		4,451

Iron/Steel— 0.7%
ArcelorMittal	23	1,881

Mining— 0.6%
Companhia Vale do Rio Doce ADR	48	1,663

Miscellaneous Manufacturing— 1.0%
Altria Group, Inc.	21	466
LVMH Moet Hennessy Louis Vuitton SA	21	2,337

		2,803

Office/Business Equipment— 0.5%
Xerox Corp.	89	1,332

Oil & Gas— 1.6%
BP PLC SP ADR	20	1,213
Chevron Corp.	17	1,451
Pioneer Natural Resources Co.	36	1,769

		4,433

Oil & Gas Services— 1.1%
Schlumberger Ltd.	17	1,479
Transocean, Inc.*	11	1,487

		2,966

Pharmaceuticals— 2.0%
Novartis AG ADR	30	1,537
Pfizer, Inc.	65	1,360
Sanofi-Aventis ADR	35	1,314
Wyeth	33	1,378

		5,589

Retail— 8.7%
Abercrombie & Fitch Co.	21	1,536
Aeropostale, Inc.*	57	1,545
American Eagle Outfitters, Inc.	69	1,208
Barnes & Noble, Inc.	44	1,348
Charlotte Russe Holding, Inc.*	111	1,925
Coach, Inc.*	47	1,417
Collective Brands, Inc.*	59	715
See Notes To Financial Statements.

3

Schedule of Portfolio Investments, continued
March 31, 2008

		Market
Description	Shares	Value

Common Stocks — Continued
Retail — continued
GameStop Corp.*	27	$1,396
Hennes & Mauritz AB	5	307
J. Crew Group, Inc.*	39	1,723
Lululemon Athletica, Inc.*	83	2,360
Nordstrom, Inc.	41	1,337
Philip Morris International, Inc.*	21	1,062
Polo Ralph Lauren Corp.	25	1,457
Starbucks Corp.*	70	1,225
Urban Outfitters, Inc.*	62	1,944
Wet Seal, Inc. (The)*	553	1,875

		24,380

Software— 1.3%
Microsoft Corp.	41	1,164
Oracle Corp.*	49	958
SAP AG SP ADR	30	1,487

		3,609

Telecommunications— 3.1%
AT&T, Inc.	41	1,570
China Mobile Ltd. SP ADR	15	1,125
Corning, Inc.	63	1,515
Garmin Ltd.	18	972
Harris Corp.	24	1,165
Level 3 Communications, Inc.*	450	954
QUALCOMM, Inc.	36	1,476

		8,777

Transportation— 0.3%
FedEx Corp.	10	927

Total Common Stocks (Cost $132,721)		122,277

Exchange Traded Funds—2.2%
iPath MSCI India Index ETN	15	988
iShares FTSE/Xinhua China 25 Index	7	946
Market Vectors Steel Index Fund	20	1,737
PowerShares Water Resources Portfolio	69	1,329
streetTRACKS Gold Trust	13	1,175

Total Exchange Traded Funds (Cost $6,739)		6,175

Money Market Fund—47.1%
UBOC Trust Money Market, 3.26% (a)
(Cost $132,165)	132,165	132,165

Total Investments (Cost $271,625) — 92.9%		260,617
Other assets in excess of liabilities — 7.1%		19,953

NET ASSETS — 100.0%		$280,570

*	Non-income producing security

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2008.

ADR	American Depositary Receipt

ETN	Exchange-Traded Note

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

PLC	Public Limited Co.

UBOC	United Bank of California
See Notes To Financial Statements.

4

Financial Statements
Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments, at value (cost $271,625)	$260,617
Dividends receivable	281
Receivable for capital shares issued	197
Receivable from advisor	58,391
Deferred offering costs	29,225
Prepaid expenses	3,238

Total Assets	351,949

Liabilities:
Accrued expenses and other payables:
Administration	14,645
Fund accounting	999
Transfer agent	24,747
Custodian	2,534
Chief compliance officer	7,204
Audit	15,000
Printing	5,000
Trustee	7
Other	1,243

Total Liabilities	71,379

Net Assets	$280,570

Net Assets consist of:
Capital	293,391
Accumulated net investment income	—
Accumulated net realized losses from investment transactions	(1,813)
Net unrealized depreciation from investments	(11,008)

Net Assets	$280,570

Shares Outstanding:
Investor Class Shares	31,601
Net asset value offering price price per share:
Investor Class Shares	$8.88
Redemption price per share (net asset value (100% — redemption fee)):
Investor Class Shares (a)	$8.70

(a)	Redemption fee of 2.00% will be charged on the total value of shares redeemed within 12 months of purchase.
Statement of Operations
For the Period Ended March 31, 2008 (a)

Investment Income:
Dividend income	$970

Total Investment Income	970

Expenses:
Investment advisory fees	579
Administration fees	35,453
Accounting agent fees	2,359
Transfer agent fees	41,929
Custodian fees	3,367
Chief compliance officer fees	8,871
Trustee fees	7
Audit fees	15,000
Offering fees	23,208
Organizational fees	10,174
Legal fees	5,705
Other expenses	6,738

Total expenses before fee reductions	153,390

Investment advisory fees contractually waived	(579)
Fees contractually reimbursed by investment advisor	(151,932)

Net Expenses	879

Net Investment Income	91

Net realized losses from investment transactions	(1,775)
Net change in unrealized appreciation/(depreciation) on investments	(11,008)

Net realized/unrealized loss from investments	(12,783)

Change in Net Assets Resulting From Operations	$(12,692)

(a)	Investor Class Shares commenced operations on October 22, 2007.
See Notes To Financial Statements.

5

Financial Statements
Statement of Changes in Net Assets

For the period ended
March 31, 2008 (a)

Investment Activities:
Operations:
Net investment income	$91
Net realized losses from investments	(1,775)
Net change in unrealized depreciation on investments	(11,008)

Change in net assets resulting from operations	(12,692)

Distributions:
Net investment income	(185)

Change in net assets from distributions	(185)

Capital Share Transactions:
Proceeds from shares issued	293,262
Dividends reinvested	185
Shares redeemed	—

Change in net assets from capital share transactions	293,447

Change in net assets	280,570

Net Assets:
Beginning of period	—

End of period	$280,570

Accumulated net investment income	$—

Share Transactions:
Issued	31,582
Reinvested	19
Shares redeemed	—

Change in shares	31,601

(a)	Investor Class Shares commenced operation on October 22, 2007.
See Notes To Financial Statements.

6

Financial Highlights

	For the period ended
(For a Share of Beneficial Interest Outstanding Throughout the Period Indicated)	March 31, 2008 (a)

Investor Class
Net Asset Value, Beginning of Period	$10.00

Change in net assets from operations:
Net investment income	0.02
Net realized and unrealized losses on investments	(1.12)

Change in Net Asset Value Resulting from Operations	(1.10)

Dividends:
Net investment income	(0.02)

Total Dividends	(0.02)

Net Asset Value, End of Period	$8.88

Total return	(11.04	)% (b) (c)

Ratios/Supplemental Data:
Net Assets at End of Period (000’s)	$281
Ratio of expenses to average net assets after contractual waiver and reimbursement	1.50	%(d)
Ratio of net investment income to average net assets	0.16	%(d)
Ratio of expenses to average net assets before contractual waiver and reimbursement	261.18	% (d) (e)
Portfolio turnover rate	21.75	%(c)

(a)	Investor Class Shares commenced operations on October 22, 2007. (b) Total return calculations do not include any sales or redemption charges.

(c)	Not annualized.

(d)	Annualized.

(e)	During the period certain fees were reduced or reimbursed. If such reductions had not occurred, the ratio would have been as indicated.
See Notes To Financial Statements.

7

Notes to Financial Statements
March 31, 2008
Organization:
The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the GendeX Fund (the “Fund”), which commenced operations on October 22, 2007. The Fund’s investment objective is long-term growth consistent with capital preservation.
Financial statements for all other series of the Group are published separately.
The Fund is authorized to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Fund offers two classes of shares: Investor Class Shares and Institutional Class Shares. The Institutional Class Shares did not have any investors as of March 31, 2008. Each class of shares in the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.
Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
Security Valuation
The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.
Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices are stale, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group’s Board of Trustees.
Accounting Pronouncements
Effective October 22, 2007, the Fund’s commencement date, the Fund adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken for the tax year that remains subject to examination by tax authorities. The adoption of FIN 48 did not impact the Fund’s net assets or result of operations. The adoption of FIN 48 requires ongoing monitoring and analysis. Future conclusions reached by management may be different and result in adjustments to the Fund’s net asset value and financial statements.
In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
Security Transactions and Related Income
Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized or unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or appropriate basis.
Currency Translation
For purposes of determining the Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.
Expenses
Expenses directly attributable to the Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees. As there were no outstanding Institutional Class Shares, no expenses were allocated to the Institutional Class.
Use of Estimates
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of income and expenses, assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.
Dividends to Shareholders
Dividends to Shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually by the Fund. Dividends from net realized gains, if any, are declared and distributed at least annually by the Fund.
The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These ''book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
Continued

8

Notes to Financial Statements, continued
March 31, 2008
Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.
Related Party Transactions
Investment Advisor
Thrasher Capital Management, LLC (the “Advisor”) and the Fund are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of the Fund, at the annual percentage rate of 1.00% after the imposition of certain contractual fee waivers by the Advisor of its advisory fees:
Pursuant to the Expense Limitation Agreement, the Advisor has agreed to reduce the fees payable to it under the Investment Advisory Agreement (but not below zero) and/ or reimburse other expenses of the Fund, ending August 1, 2009, to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividends and extraordinary expenses, to the amount of the “Maximum Operating Expense Limit” applicable to each class of shares as set forth across from the name of each respective class of the Fund per the schedule below:

Class of Shares	Maximum Operating Expense Limit*
Investor Class Shares	1.50%
Institutional Class Shares	1.00%

*	Expressed as a percentage of the Fund’s average daily net assets.
The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the total operating expenses for a class of shares to exceed the above Maximum Operating Expense Limits and the repayment is made within three years after the year in which the Advisor incurred the expense. Pursuant to its agreement, for the period ended March 31, 2008, the Advisor reimbursed fees in the amount of $152,511 for the Fund. As of March 31, 2008, the Advisor may recoup $152,511 which expires in 2011.
Administration, Fund Accounting and Transfer Agent
Citi Fund Services Ohio, Inc. (the “Administrator” or “CFSO”), who serves the Fund as administrator, is a wholly-owned subsidiary of The Citibank N.A. (“Citi”), with whom certain officers of the Group are affiliated. Such persons are paid no fees directly by the Fund for serving as officers of the Group, with the exception of the Chief Compliance Officer. Under the Master Services Agreement with the Fund, CFSO is entitled to receive an annual asset-based fee for administration and fund accounting of 6 basis points (0.06%) on the first $1 billion; 4 basis points (0.04%) of aggregate net assets of all Funds in excess of $1 billion. The annual asset-based fee is subject to an annual minimum equal to $80,000. Under the Master Services Agreement, CFSO also serves as transfer agent and dividend disbursing agent to the Fund. CFSO is entitled to receive an annual per-account fee such services that is applied to each shareholder account on CFSO transfer agency system, subject to an annual minimum of $17,000 per class. For providing Administration, Fund Accounting and Transfer Agency services to the Group, CFSO is entitled to an annual minimum fee of $125,000.
Under a Compliance Services Agreement between the Fund and CFSO (the “CCO Agreement”), CFSO makes an employee available to serve as the Fund’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, CFSO also provides infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Fund paid or accrued CFSO $8,871 for the period ended March 31, 2008, plus certain out of pocket expenses. CFSO pays the salary and other compensation earned by any such individuals as employees of CFSO.
Distributor
The Group has retained Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group, LLC, and to serve as principal underwriter for the shares of the Fund, pursuant to a Distribution Agreement between the Distributor and the Group. Foreside receives annual compensation of $20,000 under the Distribution Agreement.
Purchases and Sales of Securities
For the period ended March 31, 2008 the Fund had purchases of $164,107 and proceeds from sales, excluding short-term securities and U.S. Government securities, of $22,750.
Federal Tax Information
At March 31, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes,were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

The GendeX Fund	$271,625	$3,657	$(14,665)	$(11,008)

The tax character of distributions paid during the period ended March 31, 2008 was as follows:

	Distributions paid from				Total
	Ordinary	Net Long Term	Total Taxable	Tax Return of	Distributions
	Income	Capital Gains	Distributions	Capital	Paid[1]

The GendeX Fund	$129	$—	$129	$56	$185

As of March 31, 2008 the components of accumulated earnings/(deficit) on a tax basis was as follows:

Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Capital and	Appreciation	Earnings
	Income	Capital Gains	Earnings	Other Losses	(Depreciation)	(Deficit)

The GendeX Fund	$—	$—	$—	$(1,813)	$(11,008)	$(12,821)

[1] Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.
As of March 31, 2008, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

	Accumlated net	Accumulated net
	investment income	realized gains (losses)	Paid in Capital

The GendeX Fund	$94	$(38)	$(56)

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post October capital losses of $1,813, which will be treated as arising on the first business day of the fiscal year ending March 31, 2009.
Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2008, Thrasher Fund LP and Shahara Ahmed-Llewellyn held 50% and 36%, respectively, of the outstanding shares of the GendeX Fund.

9

Report of Independent Registered Public Accounting Firm
March 31, 2008
To the Shareholders and
Board of Trustees of
GendeX Fund
We have audited the accompanying statement of assets and liabilities of GendeX Fund (the “Fund”), a series of The Coventry Group, including the schedule of portfolio investments as of March 31, 2008, and the related statements of operations and changes in net assets, and financial highlights for the period October 22, 2007 (commencement of operations) through March 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GendeX Fund as of March 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
May 27, 2008

10

Supplementary Information (unaudited)
March 31, 2008
Federal Tax Information
For the fiscal year ended March 31, 2008, the following percentage of the total ordinary income distributions paid by the Fund qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
The GendeX Fund	100%
For the fiscal year ended March 31, 2008, distributions paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

Qualified Dividend Income
The GendeX Fund	100%
Table of Shareholder Expenses
As a shareholder of the GendeX Fund, you incur transaction costs, such as redemption fees; and ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the GendeX Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 22, 2007 through March 31, 2008.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

			Expense Paid	Expense Ratio
	Beginning	Ending Account	During Period*	During Period
	Account Value	Value	10/22/07 -	10/22/07 -
	10/22/07	3/31/08	3/31/08	3/31/08

The GendeX Fund	$1,000.00	$889.60	$6.27	1.50%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the GendeX Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expense Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period
	Account Value	Account Value	10/22/07 -	10/22/07 -
	10/22/07	3/31/08	3/31/08	3/31/08

The GendeX Fund	$1,000.00	$1,015.49	$6.69	1.50%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
Other Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-942-8434; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-800-942-8434; and on the Commission’s website at http://www.sec.gov. Since this Fund commenced operations after June 30, 2007, this information won’t be available until June 30, 2008.
The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www. sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and the Fund makes the information on Form N-Q available upon request without charge.
Continued

11

Supplementary Information (unaudited)
March 31, 2008
Tabular Summary of Schedule of Investments:
The GendeX Fund invested, as a percentage of net assets, in the following industries as of March 31, 2008.

Security Allocation	Percentage of
for the Schedule of Investments	Net Assets

Money Market Fund	47.1%
Retail	8.7%
Apparel	3.9%
Telecommunications	3.1%
Computers	2.7%
Exchange-Traded Funds	2.2%
Aerospace/Defense	2.1%
Diversified Financial Services	2.1%
Pharmaceuticals	2.0%
Entertainment	1.6%
Holding Companies	1.6%
Internet	1.6%
Oil & Gas	1.6%
Beverages	1.4%
Software	1.3%
Energy — Alternative Sources	1.2%
Electronics	1.1%
Oil & Gas Services	1.1%
Electric	1.0%
Miscellaneous Manufacturing	1.0%
Heathcare — Products	0.7%
Iron/Steel	0.7%
Agriculture	0.6%
Auto Maufacturers	0.6%
Mining	0.6%
Household Products/Wares	0.5%
Office/Business Equipment	0.5%
Transportation	0.3%
Other	7.1%

Total	100.0%
Continued

12

Supplementary Information (unaudited)
March 31, 2008
THE ANNUAL CONSIDERATION BY THE BOARD OF TRUSTEES OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND THRASHER CAPITAL MANAGEMENT, LLC (THE “ADVISOR”)
Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Advisor be approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Funds or of the Advisor (“Independent Trustees”). It is the duty of the Board of Trustees to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its is fair to the Fund and its shareholders. The Board of Trustees considered the approval of the Investment Advisory Agreement at an in-person meeting held on August 16, 2007. The Board of Trustees requested, and the Advisor provided, information and data relating to: (i) the investment performance of the Advisor; (ii) the nature, extent and quality of the services to be provided by the Advisor to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; (v) whether the fee levels would reflect these economies of scale to the benefit of Fund shareholders; (vi) the advisory fees paid by other comparable funds advised by the Advisor or by a different investment advisor; (vii) the Fund’s estimated expense ratios and the expense ratios of similar funds; and (ix) the effect of any fee waivers and expense reimbursements made by the Advisor.
At the meeting on August 14, 2007, the Board of Trustees engaged in a thorough review process to determine whether to approve the Investment Advisory
Agreement. The Trustees met directly with representatives of the Advisor and reviewed with them the information and data listed above. The Trustees then engaged in a lengthy review of the information and data that had been submitted to them, including the Advisor’s Form ADV, balance sheet and Code of Ethics, and information concerning investment advisory and other fees for funds with comparable objectives, strategies and target investor bases (the “Peer Group”). The Trustees also considered the performance of a non-registered hedge fund currently advised by the Advisor utilizing a similar investment strategy and targeting a similar investment base. The Trustees reviewed the range of investment advisory services to be provided by the Advisor to the Fund, including marketing and promotional support, and the level and quality of these services. The Board reviewed the Advisor’s organizational structure, investment philosophy and portfolio construction process. The Board noted the experience and the capabilities of the Advisor’s personnel, as well as the high quality of the reports and other materials received from the Advisor.
The Trustees discussed the terms and conditions of the Investment Advisory Agreement, in absolute terms and in comparison to the Peer Group and the hedge fund advised by the Advisor. In particular, the Trustees noted the willingness of the Advisor to reduce the advisory fee at the Trustees’ request. The Trustees noted that the Advisor has undertaken to limit the total operating expenses of the Fund during its initial two years of operations. The Board reviewed information collected from the Advisor concerning the financial strength of the Advisor, the cost to the Advisor of providing services to the Fund, and the overall profitability to the Advisor of its relationship with the Fund. The Trustees noted that although the Advisor was not instituting breakpoints at this time, it would consider them as the nature and growth of the shareholder base becomes more accurately determined.
The Trustees then considered at length the information that had been presented to them by the Advisor. Following their discussion, the Trustees determined that they had received sufficient information relating to the Fund in order to consider the approval of the Investment Advisory Agreement. In reaching their conclusion with respect to the adoption of the Investment Advisory Agreement and the fees to be paid pursuant to the Agreement, the Trustees did not identify any one single factor as being controlling. Rather, the Trustees took note of a combination of factors with respect to the Agreement that had influenced their decision making process. They noted the level and quality of services expected to be provided by the Advisor and the background and experience of the proposed portfolio managers. The Trustees noted in particular the Advisor’s management of the unregistered hedge fund. The Trustees also took note of the fact that the Fund’s investment advisory fee and total operating expenses are comparable to those of the funds in the Peer Group and less than those of the unregistered hedge fund. Based upon their review and consideration of these factors and other matters deemed relevant by the Trustees in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Trustees voted to approve the Investment Advisory Agreement for an initial one-year period.
Continued

13

Information about Trustees and Officers (unaudited)
March 31, 2008
Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-866-343-9178.

				Number of Funds	Other
	Positions(s)	Term of Office*		in Fund Complex	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Age	the Funds	Time Served	During Past Five Years	Trustee	Trustee

INDEPENDENT TRUSTEES

Maurice G. Stark Date of Birth: 9/23/1935	Trustee	Since 1992	Consultant to Battelle Memorial Institute (non-profit research group), January, 1995 to present.	11	The Coventry Funds Trust

Michael M. Van Buskirk Date of Birth: 2/22/1947	Trustee	Since 1992	President and Chief Executive Officer, Ohio Bankers League, May, 1991 to present.	11	The Coventry Funds Trust

Diane Armstrong Date of Birth: 7/2/1964	Trustee	Since 2004	Principal of King, Dodson Armstrong Financial Advisors, Inc., August, 2003 to present; Director of Financial Planning, Hamilton Capital Management, April, 2000 to August, 2003.	11	The Coventry Funds Trust

Dr. James Woodward Date of Birth: 11/24/1939	Trustee	Since 2006	Chancellor Emeritus, University of North Carolina at Charlotte, August, 2005 to present; Chancellor, University of North Carolina at Charlotte, July, 1989 to July, 2005.	11	The Coventry Funds Trust

Walter B. Grimm Date of Birth: 6/3/1945	Trustee	Since 1996	President, Leigh Investments, Inc., November 2005 to present; Employee BISYS Fund Services Ohio, Inc., June, 1992 to October, 2005	11	The Coventry Funds Trust, Performance Funds Trust

OFFICERS WHO ARE NOT TRUSTEES

C. David Bunstine Date of Birth: 7/30/1965	President	Since 2007	Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), November 1999 to present.

Robert W. Silva Date of Birth: 8/15/1966	Treasurer	Since 2008	Senior Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), September, 2007 to present; Assistant Vice President, Citizens Advisers, Inc., May, 2002 to August, 2007.

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Since 2007	Senior Vice President-Regulatory Administration Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), May, 1995 to present.

Eric B. Phipps ** Date of Birth: 6/20/1971	Chief Compliance Officer	Since 2006	Vice President Citi Fund Services Ohio, Inc.(formerly BISYS Fund Services Ohio, Inc.), June, 2006 to present. Staff Accountant United States Securities and Exchange Commission October, 2004 to May, 2006. Director of Compliance BISYS Fund Services Ohio, Inc. December, 1995 to October, 2004.

*	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

**	Mr. Phipps serves as Chief Compliance Officer. His compensation is reviewed and approved by the Board of Trustees and paid by Citi pursuant to a Compliance Services Agreement between Citi and the Trust. The Fee paid pursuant to the Compliance Services Agreement by the Fund is not indicative of the total compensation received by Mr. Phipps.

14

This page intentionally left blank.

Investment Advisor
Thrasher Capital
Management, LLC 419
Lafayette St., 2nd Floor
New York, NY 10003
Custodian
Union Bank of
California 350
California Street, 6th
Floor San Francisco, CA
94104
Administrator and Transfer Agent
Citi Fund Services
Ohio, Inc. 3435
Stelzer Road
Columbus, OH 43219
Distributor
Foreside Distribution
Services, L.P. 100 Summer
Street Boston, MA 02110
Independent Registered Public Accounting Firm
Cohen Fund Audit
Services, Ltd. 800
Westpoint Pkwy., Suite
1100 Westlake, Ohio 44145
Legal Counsel
Thompson Hine LLP
10 West Broad Street,
Suite 700 Columbus, OH
43215
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are dated and subject to change.
05/08

Item 2. Code of Ethics.
  (a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
  (b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Maurice Stark, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
For the fiscal years ended March 31, 2008 Ernst & Young billed Audit Fees to 1st Source Monogram Funds, Boston Trust Funds and PathMaster Domestic Equity Fund of $32,325, $79,770 and $15,500 respectively, March 31, 2007, Ernst & Young billed Audit Fees to 1st Source Monogram Funds, Boston Trust Funds and PathMaster Domestic Equity Fund of $30,495, $62,825 and $14,600 respectively.
For the fiscal year ended March 31, 2008, Cohen Fund Audit Services billed Audit Fees to the GendeX Fund $13,000.
Audit Related Fees
For the fiscal year ended March 31, 2008 there were no fees for audit-related services for 1st Source Monogram Funds, Boston Trust Funds and PathMaster Domestic Equity Fund billed by Ernst & Young, March 31, 2007 Ernst & Young billed audit related fees to the 1st Source Monogram Funds of $7,500. This fee relates to the preparation and review of the Funds’ N-14 filings. There were no fees for audit-related services for Boston Trust Funds and PathMaster Domestic Equity Fund billed by Ernst & Young in fiscal year 2007.
There were no fees for audit-related services for the GendeX Fund billed by Cohen Fund Audit Services in fiscal year 2008.
Tax Fees
For the fiscal years ended, March 31, 2008 Ernst & Young billed Tax Fees to 1st Source Monogram Funds, the Boston Trust Funds and PathMaster Domestic Equity Fund of $9,000, $18,000, $3,000 respectively, March 31, 2007, Ernst & Young billed Tax Fees to 1st Source Monogram Funds, the Boston Trust Funds and PathMaster Domestic Equity Fund of $6,420, $10,700 and $2,200 respectively. These fees relate to tax compliance services.
For the fiscal year ended March 31, 2008, Cohen Fund Audit Services billed Tax Fees to the GendeX Fund $2,000.
All Other Fees
There were no fees for all other services to 1st Source Monogram Funds, Boston Trust Funds, PathMaster Domestic Equity Fund, and the GendeX Fund not included above.
[Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.]
The audit committee reviews all matters involving the Coventry Groups independent accountants, including engagement letters and accountant presentations addressing the scope of an audit. Audit related matters are presented to the Board of Trustees for consideration, with a recommendation from the audit committee. All services provided to the Coventry Group by independent accountants are pre-approved by the audit committee.
[(e) If any of the services were NOT pre-approved, but otherwise approved by the audit committee, disclose the percentage of each category above.]
Not applicable.
[(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.]
Not applicable.
[(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.]
Not applicable.
[(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.]
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
(a)Not applicable.
(b)Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)      Coventry Group
By (Signature and Title)       /s/ David Bunstine
                                                      David Bunstine, President
Date June 6, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)       /s/ David Bunstine
                                                      David Bunstine, President
Date June 6, 2008
By (Signature and Title)       /s/ Robert W. Silva
                                                      Robert W. Silva, Treasurer
Date June 6, 2008